                      STATEMENT OF ADDITIONAL INFORMATION


                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY


              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE


                                      AND


                   FIRST METLIFE INVESTORS INSURANCE COMPANY


                                    CLASS S

                            CLASS S - L SHARE OPTION


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 28, 2008, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, OR CALL (800) 343-8496.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2008.


SAI-408NYS

TABLE OF CONTENTS                                                         PAGE



COMPANY ................................    2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM ...................................    2
CUSTODIAN ..............................    2
DISTRIBUTION ...........................    3
     Reduction or Elimination of the        3
  Withdrawal Charge
CALCULATION OF PERFORMANCE INFORMATION .    4
     Total Return ......................    4
     Historical Unit Values ............    5
     Reporting Agencies ................    5
ANNUITY PROVISIONS .....................    5
     Variable Annuity ..................    5
     Fixed Annuity .....................    6
     Mortality and Expense Guarantee ...    7
     Legal or Regulatory Restrictions       7
  on Transactions
TAX STATUS OF THE CONTRACTS ............    7
FINANCIAL STATEMENTS ...................    9

COMPANY


First MetLife Investors Insurance Company (First MetLife Investors or the Company) is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.


On December 31, 2002, MetLife entered into a net worth maintenance agreement with the Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2007, the capital and surplus of the Company was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Standard & Poor's Corp. without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



First MetLife Investors is presently licensed to do business only in the State of New York.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.





INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of First MetLife Investors Insurance
Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for income taxes, as required by new accounting guidance adopted on January 1, 2007, and includes an explanatory paragraph referring to the fact that the Company's 2006 and 2005 financial statements have been restated), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte &
Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa,
Florida 33602-5827.

The financial statements of each of the Sub-Accounts of First MetLife
Investors Variable Annuity Account One included in this Statement of
Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.




CUSTODIAN

First MetLife Investors Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.


The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.



MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:





                                           Aggregate Amount of
                                           Commissions Retained
                  Aggregate Amount of      by Distributor After
                  Commissions Paid to      Payments to Selling
Fiscal year           Distributor                 Firms
-------------    ---------------------    ---------------------
2005             $10,662,978              $0
2006             $14,882,386              $0
2007             $32,189,140              $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.



As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2007 ranged from $4,633,934 to $0. The amount of commissions paid to selected selling firms during 2007 ranged from $31,715,674 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2007 ranged from $43,071,305 to $0. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (MetLife Investors Insurance Company and MetLife Investors USA Insurance Company).


The following list sets forth the names of selling firms that received additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.


A.G. Edwards & Sons, Inc.


Commonwealth
Edward Jones
Firstar Investments
HSBC Brokerage
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger Corp.
RBC Dain Rauscher, Inc.
Stifer, Nicolaus & Co., Incorporated
UBS Financial Services, Inc.
Wachovia Securities, LLC


There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.



REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.


The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an account value credit.




CALCULATION OF PERFORMANCE INFORMATION


TOTAL RETURN


From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.



Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges, the expenses for the underlying investment portfolio being advertised and any applicable account fee, withdrawal charge, and/or GWB rider charge. For purposes of calculating performance information, the GWB rider charge is currently reflected as a percentage of account value. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.



The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


  P (1 + T)n = ERV


Where:


  P = a hypothetical initial payment of $1,000


  T = average annual total return


  n = number of years


  ERV =  ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.



The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge or GWB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.



Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.



HISTORICAL UNIT VALUES


The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.



REPORTING AGENCIES


The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.


The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.


The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.


Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.




ANNUITY PROVISIONS


VARIABLE ANNUITY


A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.



The Adjusted Contract Value (contract value, less any applicable premium taxes, account fee, and prorated GWB rider charge, if any) will be applied to the applicable Annuity Table to determine the first annuity payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The dollar amount of the first variable annuity payment is determined as follows:
The first variable annuity payment will be based upon the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



The dollar amount of variable annuity payments after the first payment is determined as follows:


1. the dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, unless you transfer values from the investment portfolio to another investment portfolio;

2. the fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT - The initial annuity unit value for each investment portfolio of the Separate Account was set by us.


The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.


(2) the fixed number of annuity units is multiplied by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.


NET INVESTMENT FACTOR - The net investment factor for each investment portfolio is determined by dividing A by B and multiplying by (1-C) where:


A is (i) the net asset value per share of the portfolio at the end of the current business day; plus

      (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current business day.

B is the net asset value per share of the portfolio for the immediately preceding business day.

C is (i) the separate account product charges and for each day since the last business day. The daily charge is equal to the annual separate account product charges divided by 365; plus

      (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:


o   You may not make a transfer from the fixed account to the Separate Account;


o Transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units; and

o You may make a transfer from the variable annuity option to the fixed annuity option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of annuity units representing your interest in the subaccount per annuity payment; (b) is the annuity unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the annuity date for the annuity option elected. Amounts transferred to the fixed annuity option will be applied under the annuity option elected at the attained age of the annuitant at the time of the transfer using the fixed annuity option table. If at the time of transfer, the then current fixed annuity option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and annuity unit values will be determined as of the end of the business day on which the Company receives a notice.


FIXED ANNUITY


A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract

Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



MORTALITY AND EXPENSE GUARANTEE


The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.



LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS


If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.




TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.


DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.


If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.


REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.


The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.


Other rules may apply to Qualified Contracts.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the Company are included herein.



The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
First MetLife Investors Variable Annuity Account One and the Board of Directors of First MetLife Investors Insurance Company:

We have audited the accompanying statements of assets and liabilities of First MetLife Investors Variable Annuity Account One (the "Separate Account") of First MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2007, and the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. We have also audited the statements of operations for the periods presented in the year ended December 31, 2007, and the statements of changes in net assets for each of the periods presented in the two years then ended for each of the individual Sub-Accounts listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                 APPENDIX - A

                     MIST Lord Abbett Growth and Income
                     Sub-Account
                     MIST Lord Abbett Bond Debenture
                     Sub-Account
                     MIST Lord Abbett Mid-Cap Value
                     Sub-Account
                     MIST Oppenheimer Capital Appreciation
                     Sub-Account
                     MIST Legg Mason Partners Aggressive
                     Growth Sub-Account
                     MIST Van Kampen Mid-Cap Growth
                     Sub-Account
                     MIST PIMCO Total Return Sub-Account
                     MIST RCM Technology Sub-Account
                     MIST T. Rowe Price Mid-Cap Growth
                     Sub-Account
                     MIST MFS Research International
                     Sub-Account
                     MIST Lazard Mid-Cap Sub-Account
                     MIST Met/AIM Small-Cap Growth
                     Sub-Account
                     MIST Harris Oakmark International
                     Sub-Account
                     MIST Third Avenue Small-Cap Value
                     Sub-Account
                     MIST PIMCO Inflation Protected Bond
                     Sub-Account
                     MIST Neuberger Berman Real Estate
                     Sub-Account
                     MIST Turner Mid Cap Growth Sub-Account
                     MIST Goldman Sachs Mid-Cap Value
                     Sub-Account
                     MIST MetLife Defensive Strategy
                     Sub-Account
                     MIST MetLife Moderate Strategy
                     Sub-Account
                     MIST MetLife Balanced Strategy
                     Sub-Account
                     MIST MetLife Growth Strategy
                     Sub-Account
                     MIST MetLife Aggressive Strategy
                     Sub-Account
                     MIST Cyclical Growth ETF Sub-Account
                     MIST Cyclical Growth & Income ETF
                     Sub-Account
                     MIST Van Kampen Comstock Sub-Account
                     MIST Legg Mason Value Equity
                     Sub-Account
                     MIST MFS Emerging Markets Equity
                     Sub-Account
                     MIST Loomis Sayles Global Markets
                     Sub-Account
                     MIST Met/AIM Capital Appreciation
                     Sub-Account
                     MIST BlackRock High Yield Sub-Account
                     MIST Janus Forty Sub-Account
                     MIST MFS Value Sub-Account
                     MIST Pioneer Fund Sub-Account
                     MIST Pioneer Strategic Income
                     Sub-Account
                     MIST Dreman Small-Cap Value
                     Sub-Account
                     MIST BlackRock Large-Cap Core
                     Sub-Account
                     MIST Strategic Growth and Income
                     Sub-Account
                     MIST Strategic Conservative Growth
                     Sub-Account
                     MIST Strategic Growth Sub-Account
                     MIST Rainier Large Cap Equity
                     Sub-Account
                     Russell Multi-Style Equity Sub-Account
                     Russell Aggressive Equity Sub-Account
                     Russell Non-U.S. Sub-Account
                     Russell Core Bond Sub-Account
                     Russell Real Estate Securities
                     Sub-Account
                     AIM V.I. International Growth
                     Sub-Account
                     AllianceBernstein Large-Cap Growth
                     Sub-Account
                     Putnam VT Growth & Income Sub-Account
                     Putnam VT Equity Income Sub-Account
                     Putnam VT Vista Sub-Account
                     FTVIPT Templeton Foreign Securities
                     Sub-Account

                     FTVIPT Templeton Developing Markets
                     Securities Sub-Account
                     FTVIPT Templeton Growth Securities
                     Sub-Account
                     FTVIPT Franklin Mutual Shares
                     Securities Sub-Account
                     FTVIPT Franklin Income Securities
                     Sub-Account
                     Fidelity VIP Equity-Income Sub-Account
                     Fidelity VIP Mid-Cap Sub-Account
                     Fidelity VIP Contrafund Sub-Account
                     MSF MetLife Stock Index Sub-Account
                     MSF FI International Stock Sub-Account
                     MSF BlackRock Bond Income Sub-Account
                     MSF BlackRock Money Market Sub-Account
                     MSF Davis Venture Value Sub-Account
                     MSF Harris Oakmark Focused Value
                     Sub-Account
                     MSF Jennison Growth Sub-Account
                     MSF MFS Total Return Sub-Account
                     MSF Capital Guardian U.S. Equity
                     Sub-Account
                     MSF Western Asset Management
                     Strategic Bond Opportunities
                     Sub-Account
                     MSF Western Asset Management U.S.
                     Government Sub-Account
                     MSF T. Rowe Price Small-Cap Growth
                     Sub-Account
                     MSF T. Rowe Price Large-Cap Growth
                     Sub-Account
                     MSF Franklin Templeton Small-Cap
                     Growth Sub-Account
                     MSF BlackRock Strategic Value
                     Sub-Account
                     MSF Oppenheimer Global Equity
                     Sub-Account
                     MSF FI Large Cap Sub-Account
                     MSF FI Value Leaders Sub-Account
                     MSF MetLife Aggressive Allocation
                     Sub-Account
                     MSF MetLife Conservative Allocation
                     Sub-Account
                     MSF MetLife Conservative to Moderate
                     Allocation Sub-Account
                     MSF MetLife Moderate to Aggressive
                     Allocation Sub-Account
                     PIMCO VIT High Yield Sub-Account
                     PIMCO VIT Low Duration Sub-Account
                     Pioneer VCT Mid-Cap Value Sub-Account
                     American Funds Global Growth
                     Sub-Account
                     American Funds Growth-Income
                     Sub-Account
                     American Funds Growth Sub-Account
                     Van Kampen UIF Equity and Income
                     Sub-Account
                     Van Kampen UIF U.S. Real Estate
                     Sub-Account
                     Van Kampen LIT Comstock Sub-Account
                     Van Kampen LIT Strategic Growth
                     Sub-Account
                     Van Kampen LIT Growth and Income
                     Sub-Account
                     LMPVET Small-Cap Growth Sub-Account
                     LMPVET Investors Sub-Account
                     LMPVET Equity Index Sub-Account
                     LMPVET Fundamental Value Sub-Account
                     LMPVET Appreciation Sub-Account
                     LMPVET Aggressive Growth Sub-Account
                     LMPVET Large-Cap Growth Sub-Account
                     LMPVET Social Awareness Sub-Account
                     LMPVET Capital and Income Sub-Account
                     LMPVET Capital Sub-Account
                     LMPVET Dividend Strategy Sub-Account
                     LMPVET Lifestyle Allocation 50%
                     Sub-Account
                     LMPVET Lifestyle Allocation 70%
                     Sub-Account
                     LMPVET Lifestyle Allocation 85%
                     Sub-Account

                     LMPVIT Global High Yield Bond
                     Sub-Account
                     LMPVIT Global Equity Sub-Account
                     LMPVIT Adjustable Rate Income
                     Sub-Account
                     LMPVIT Money Market Sub-Account

                                 APPENDIX - B

MIST Met/Putnam Capital Opportunities Sub-Account
MIST Lord Abbett America's Value Sub-Account
MIST Pioneer Mid-Cap Value Sub-Account
LMPV Capital and Income Sub-Account
LMPV Growth and Income Sub-Account
LMPV Large-Cap Value Sub-Account
LMPVET Multiple Discipline Sub-Account-Large Cap Growth and Value

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2007


                                  MIST Lord Abbett  MIST Lord Abbett MIST Lord Abbett   MIST Oppenheimer
                                  Growth and Income  Bond Debenture   Mid-Cap Value   Capital Appreciation
                                     Sub-Account      Sub-Account      Sub-Account        Sub-Account
                                  ----------------- ---------------- ---------------- --------------------
Assets:
 Investments at fair value....... $     48,453,250  $     26,501,533 $      6,955,104   $     24,671,694
 Other receivables...............               --                --               --                 --
 Due from First MetLife Investors
   Insurance Company.............               --                --               --                 --
                                  ----------------  ---------------- ----------------   ----------------
     Total Assets................       48,453,250        26,501,533        6,955,104         24,671,694
                                  ----------------  ---------------- ----------------   ----------------
Liabilities:
 Other payables..................               --                --               --                 --
 Due to First MetLife Investors
   Insurance Company.............              390               436              527                347
                                  ----------------  ---------------- ----------------   ----------------
     Total Liabilities...........              390               436              527                347
                                  ----------------  ---------------- ----------------   ----------------

Net Assets....................... $     48,452,860  $     26,501,097 $      6,954,577   $     24,671,347
                                  ================  ================ ================   ================
 Units outstanding...............          848,840         1,381,928          257,255          2,418,972
 Unit value (accumulation).......    $55.87-$63.24     $18.74-$20.75    $26.10-$29.40       $9.95-$12.72

  The accompanying notes are an integral part of these financial statements.

 MIST Legg Mason
    Partners      MIST Van Kampen     MIST PIMCO       MIST RCM      MIST T.Rowe Price MIST MFS Research
Aggressive Growth Mid-Cap Growth     Total Return     Technology      Mid-Cap Growth     International
   Sub-Account      Sub-Account      Sub-Account      Sub-Account       Sub-Account       Sub-Account
----------------- ---------------- ---------------- ---------------- ----------------- -----------------

$     12,452,266  $      2,154,597 $     44,128,296 $      5,606,326 $     19,400,503  $     36,338,284
              --                --               --               --               --                --

              --                --               --               --               --                --
----------------  ---------------- ---------------- ---------------- ----------------  ----------------
      12,452,266         2,154,597       44,128,296        5,606,326       19,400,503        36,338,284
----------------  ---------------- ---------------- ---------------- ----------------  ----------------
              --                --               --               --               --                --

             287               407              291              334              284               262
----------------  ---------------- ---------------- ---------------- ----------------  ----------------
             287               407              291              334              284               262
----------------  ---------------- ---------------- ---------------- ----------------  ----------------

$     12,451,979  $      2,154,190 $     44,128,005 $      5,605,992 $     19,400,219  $     36,338,022
================  ================ ================ ================ ================  ================
       1,602,616           167,765        3,364,195          888,157        2,014,479         2,054,929
    $7.57-$10.90     $12.65-$13.69    $12.85-$13.94      $6.17-$6.43      $9.41-$9.95     $17.26-$25.34

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                                                      MIST Harris
                                    MIST Lazard      MIST Met/AIM       Oakmark      MIST Third Avenue
                                      Mid-Cap      Small-Cap Growth  International    Small Cap Value
                                    Sub-Account      Sub-Account      Sub-Account       Sub-Account
                                  ---------------- ---------------- ---------------- -----------------
Assets:
 Investments at fair value....... $     10,567,770 $     15,139,157 $     43,281,328 $     29,470,292
 Other receivables...............               --               --               --               --
 Due from First MetLife Investors
   Insurance Company.............               --               --               --               --
                                  ---------------- ---------------- ---------------- ----------------
     Total Assets................       10,567,770       15,139,157       43,281,328       29,470,292
                                  ---------------- ---------------- ---------------- ----------------
Liabilities:
 Other payables..................               --               --               --               --
 Due to First MetLife Investors
   Insurance Company.............              315              561              197              299
                                  ---------------- ---------------- ---------------- ----------------
     Total Liabilities...........              315              561              197              299
                                  ---------------- ---------------- ---------------- ----------------

Net Assets....................... $     10,567,455 $     15,138,596 $     43,281,131 $     29,469,993
                                  ================ ================ ================ ================
 Units outstanding...............          684,831          956,779        2,251,675        1,719,602
 Unit value (accumulation).......    $15.15-$16.33    $15.49-$16.11    $18.84-$19.59    $16.86-$22.13


  The accompanying notes are an integral part of these financial statements.

    MIST PIMCO                                               MIST
Inflation Protected   MIST Neuberger     MIST Turner     Goldman Sachs      MIST MetLife      MIST MetLife
       Bond         Berman Real Estate  Mid Cap Growth   Mid-Cap Value   Defensive Strategy Moderate Strategy
    Sub-Account        Sub-Account       Sub-Account      Sub-Account       Sub-Account        Sub-Account
------------------- ------------------ ---------------- ---------------- ------------------ -----------------
 $     28,956,295    $     13,923,917  $      8,336,958 $     19,992,290  $     53,548,614  $    135,865,966
               --                  --                --               --                --                --

               --                  --                --               --                --                --
 ----------------    ----------------  ---------------- ----------------  ----------------  ----------------
       28,956,295          13,923,917         8,336,958       19,992,290        53,548,614       135,865,966
 ----------------    ----------------  ---------------- ----------------  ----------------  ----------------
               --                  --                --               --                --                --

              250                 434               294              128                34                80
 ----------------    ----------------  ---------------- ----------------  ----------------  ----------------
              250                 434               294              128                34                80
 ----------------    ----------------  ---------------- ----------------  ----------------  ----------------

 $     28,956,045    $     13,923,483  $      8,336,664 $     19,992,162  $     53,548,580  $    135,865,886
 ================    ================  ================ ================  ================  ================
        2,418,379             861,112           538,638        1,310,760         4,639,907        11,270,605
    $11.82-$12.19       $15.98-$28.84     $15.32-$15.69    $15.10-$15.47     $11.45-$11.86     $11.94-$12.19


  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                    MIST MetLife     MIST MetLife       MIST MetLife      MIST Cyclical
                                  Balanced Strategy Growth Strategy  Aggressive Strategy   Growth ETF
                                     Sub-Account      Sub-Account        Sub-Account       Sub-Account
                                  ----------------- ---------------- ------------------- ----------------
Assets:
 Investments at fair value....... $    316,936,656  $    393,211,836  $     74,631,869   $      1,967,789
 Other receivables...............               --                --                --                 --
 Due from First MetLife Investors
   Insurance Company.............               --                --                --                 --
                                  ----------------  ----------------  ----------------   ----------------
     Total Assets................      316,936,656       393,211,836        74,631,869          1,967,789
                                  ----------------  ----------------  ----------------   ----------------
Liabilities:
 Other payables..................               --                --                --                 --
 Due to First MetLife Investors
   Insurance Company.............              215                38                --                155
                                  ----------------  ----------------  ----------------   ----------------
     Total Liabilities...........              215                38                --                155
                                  ----------------  ----------------  ----------------   ----------------

Net Assets....................... $    316,936,441  $    393,211,798  $     74,631,869   $      1,967,634
                                  ================  ================  ================   ================
 Units outstanding...............       25,484,457        30,046,540         5,687,800            165,782
 Unit value (accumulation).......    $12.32-$12.58     $12.97-$13.24     $13.00-$13.27      $11.86-$11.92


  The accompanying notes are an integral part of these financial statements.

   MIST Cyclical    MIST Van Kampen  MIST Legg Mason  MIST MFS Emerging MIST Loomis Sayles     MIST Met/AIM
Growth & Income ETF    Comstock       Value Equity     Markets Equity     Global Markets   Capital Appreciation
    Sub-Account       Sub-Account      Sub-Account       Sub-Account       Sub-Account         Sub-Account
------------------- ---------------- ---------------- ----------------- ------------------ --------------------
 $      1,638,004   $     12,087,404 $      8,164,535 $      9,100,961   $      9,069,499    $        399,082
               --                 --               --               --                 --                  --

               --                 --               --               --                 --                  --
 ----------------   ---------------- ---------------- ----------------   ----------------    ----------------
        1,638,004         12,087,404        8,164,535        9,100,961          9,069,499             399,082
 ----------------   ---------------- ---------------- ----------------   ----------------    ----------------
               --                 --               --               --                 --                  --

               26                420              553              314                258                 247
 ----------------   ---------------- ---------------- ----------------   ----------------    ----------------
               26                420              553              314                258                 247
 ----------------   ---------------- ---------------- ----------------   ----------------    ----------------

 $      1,637,978   $     12,086,984 $      8,163,982 $      9,100,647   $      9,069,241    $        398,835
 ================   ================ ================ ================   ================    ================
          141,525          1,056,695          792,641          647,619            699,151              75,532
    $11.57-$11.63      $11.36-$11.73    $10.24-$10.38    $13.99-$14.14      $12.92-$13.06        $1.63-$15.81


  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                   MIST BlackRock    MIST Janus        MIST MFS        MIST Pioneer
                                     High Yield         Forty            Value             Fund
                                    Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                  ---------------- ---------------- ---------------- ----------------
Assets:
 Investments at fair value....... $        966,702 $      1,470,647 $      1,909,400 $        719,823
 Other receivables...............               --               --               --               --
 Due from First MetLife Investors
   Insurance Company.............               --               --               --               --
                                  ---------------- ---------------- ---------------- ----------------
     Total Assets................          966,702        1,470,647        1,909,400          719,823
                                  ---------------- ---------------- ---------------- ----------------
Liabilities:
 Other payables..................               --               --               --               --
 Due to First MetLife Investors
   Insurance Company.............              107              388              346              322
                                  ---------------- ---------------- ---------------- ----------------
     Total Liabilities...........              107              388              346              322
                                  ---------------- ---------------- ---------------- ----------------

Net Assets....................... $        966,595 $      1,470,259 $      1,909,054 $        719,501
                                  ================ ================ ================ ================
 Units outstanding...............           58,278           10,267          114,399           36,823
 Unit value (accumulation).......    $16.41-$16.78  $137.59-$149.97    $16.40-$17.03    $19.02-$20.11


  The accompanying notes are an integral part of these financial statements.

  MIST Pioneer        MIST Dreman     MIST BlackRock   MIST Strategic     MIST Strategic     MIST Strategic
Strategic Income    Small Cap Value   Large-Cap Core  Growth and Income Conservative Growth      Growth
  Sub-Account         Sub-Account      Sub-Account       Sub-Account        Sub-Account       Sub-Account
----------------    ---------------- ---------------- ----------------- ------------------- ----------------
$      7,613,030    $      3,272,863 $        426,028 $        607,736   $      1,753,084   $      1,267,100
              --                  --               --               --                 --                 --

              --                  --               --               --                 --                 --
----------------    ---------------- ---------------- ----------------   ----------------   ----------------
       7,613,030           3,272,863          426,028          607,736          1,753,084          1,267,100
----------------    ---------------- ---------------- ----------------   ----------------   ----------------
              --                  --               --               --                 --                 --

             103                 236              259              149                 57                105
----------------    ---------------- ---------------- ----------------   ----------------   ----------------
             103                 236              259              149                 57                105
----------------    ---------------- ---------------- ----------------   ----------------   ----------------

$      7,612,927    $      3,272,627 $        425,769 $        607,587   $      1,753,027   $      1,266,995
================    ================ ================ ================   ================   ================
         390,847             245,528           36,871           56,745            160,933            114,564
   $19.01-$20.22       $13.27-$13.40    $11.39-$11.67    $10.69-$10.72      $10.88-$10.91      $11.05-$11.08

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                    MIST Rainier        Russell            Russell          Russell
                                  Large Cap Equity Multi-Style Equity Aggressive Equity    Non-U.S.
                                    Sub-Account       Sub-Account        Sub-Account      Sub-Account
                                  ---------------- ------------------ ----------------- ----------------
Assets:
 Investments at fair value....... $        421,081  $        187,502  $         36,677  $         30,502
 Other receivables...............               --                --                --                --
 Due from First MetLife Investors
   Insurance Company.............               --                --                --                --
                                  ----------------  ----------------  ----------------  ----------------
     Total Assets................          421,081           187,502            36,677            30,502
                                  ----------------  ----------------  ----------------  ----------------
Liabilities:
 Other payables..................               --                --                --                --
 Due to First MetLife Investors
   Insurance Company.............              252                56                43                36
                                  ----------------  ----------------  ----------------  ----------------
     Total Liabilities...........              252                56                43                36
                                  ----------------  ----------------  ----------------  ----------------

Net Assets....................... $        420,829  $        187,446  $         36,634  $         30,466
                                  ================  ================  ================  ================
 Units outstanding...............           42,176            18,447             2,547             2,222
 Unit value (accumulation).......      $9.98-$9.99            $10.16            $14.38            $13.71

  The accompanying notes are an integral part of these financial statements.

    Russell             Russell               AIM V.I.       AllianceBerstein    Putnam VT        Putnam VT
   Core Bond     Real Estate Securities International Growth Large-Cap Growth Growth & Income   Equity Income
  Sub-Account         Sub-Account           Sub-Account        Sub-Account      Sub-Account      Sub-Account
---------------- ---------------------- -------------------- ---------------- ---------------- ----------------
$        280,798    $         67,000      $        403,819   $         48,223 $        155,190 $         81,737
              --                  --                    --                 --               --               --

              --                  --                    --                 --               --               --
----------------    ----------------      ----------------   ---------------- ---------------- ----------------
         280,798              67,000               403,819             48,223          155,190           81,737
----------------    ----------------      ----------------   ---------------- ---------------- ----------------
              --                  --                    --                 --               --               --

              35                  25                   179                 90               76               77
----------------    ----------------      ----------------   ---------------- ---------------- ----------------
              35                  25                   179                 90               76               77
----------------    ----------------      ----------------   ---------------- ---------------- ----------------

$        280,763    $         66,975      $        403,640   $         48,133 $        155,114 $         81,660
================    ================      ================   ================ ================ ================
          19,474               2,367                19,177              1,281           11,559            4,854
          $14.42              $28.29         $12.91-$30.15      $36.90-$37.77    $12.30-$60.63    $16.47-$16.96

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                                                       FTVIPT Templeton
                                     Putnam VT      FTVIPT Templeton      Developing     FTVIPT Templeton
                                       Vista       Foreign Securities Markets Securities Growth Securities
                                    Sub-Account       Sub-Account        Sub-Account        Sub-Account
                                  ---------------- ------------------ ------------------ -----------------
Assets:
 Investments at fair value....... $        248,772  $     16,248,486   $     10,409,013  $        973,456
 Other receivables...............               --                --                 --                --
 Due from First MetLife Investors
   Insurance Company.............               --                --                 --                --
                                  ----------------  ----------------   ----------------  ----------------
     Total Assets................          248,772        16,248,486         10,409,013           973,456
                                  ----------------  ----------------   ----------------  ----------------
Liabilities:
 Other payables..................               --                --                 --                --
 Due to First MetLife Investors
   Insurance Company.............               32               396                300               103
                                  ----------------  ----------------   ----------------  ----------------
     Total Liabilities...........               32               396                300               103
                                  ----------------  ----------------   ----------------  ----------------

Net Assets....................... $        248,740  $     16,248,090   $     10,408,713  $        973,353
                                  ================  ================   ================  ================
 Units outstanding...............           36,098           711,214            512,435            49,595
 Unit value (accumulation).......            $6.89     $15.78-$39.15      $16.11-$27.29     $18.84-$19.85

  The accompanying notes are an integral part of these financial statements.

     FTVIPT             FTVIPT
 Franklin Mutual    Franklin Income   Fidelity VIP      Fidelity VIP     Fidelity VIP     MSF MetLife
Shares Securities     Securities      Equity-Income       Mid-Cap         Contrafund      Stock Index
   Sub-Account        Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
$      2,197,745    $     16,749,041 $         57,375 $      1,277,868 $     15,082,805 $     20,352,896
              --                  --               --               --               --               --

              --                  --               --               --               --               --
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
       2,197,745          16,749,041           57,375        1,277,868       15,082,805       20,352,896
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
              --                  --               --               --               --               --

              32                 127               74               90               18              240
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
              32                 127               74               90               18              240
----------------    ---------------- ---------------- ---------------- ---------------- ----------------

$      2,197,713    $     16,748,914 $         57,301 $      1,277,778 $     15,082,787 $     20,352,656
================    ================ ================ ================ ================ ================
          92,870             380,964            3,241           31,629          330,921        1,498,764
   $23.55-$23.94       $42.48-$45.39    $15.74-$63.05    $40.27-$40.82    $44.76-$46.54    $13.29-$13.82

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007



                                        MSF FI         MSF BlackRock    MSF BlackRock      MSF Davis
                                  International Stock   Bond Income     Money Market     Venture Value
                                      Sub-Account       Sub-Account      Sub-Account      Sub-Account
                                  ------------------- ---------------- ---------------- ----------------
Assets:
 Investments at fair value.......  $        624,591   $      4,221,333 $     26,671,356 $     60,113,467
 Other receivables...............                --                 --               --               --
 Due from First MetLife Investors
   Insurance Company.............                --                 --               --               --
                                   ----------------   ---------------- ---------------- ----------------
     Total Assets................           624,591          4,221,333       26,671,356       60,113,467
                                   ----------------   ---------------- ---------------- ----------------
Liabilities:
 Other payables..................                --                 --               --               --
 Due to First MetLife Investors
   Insurance Company.............               161                304              223              188
                                   ----------------   ---------------- ---------------- ----------------
     Total Liabilities...........               161                304              223              188
                                   ----------------   ---------------- ---------------- ----------------

Net Assets.......................  $        624,430   $      4,221,029 $     26,671,133 $     60,113,279
                                   ================   ================ ================ ================
 Units outstanding...............            30,502             93,145        2,524,096        4,056,492
 Unit value (accumulation).......     $19.15-$21.18      $43.98-$56.83    $10.34-$10.78    $14.49-$42.65


  The accompanying notes are an integral part of these financial statements.

                                                                          MSF Western Asset
                                                                             Management     MSF Western Asset
MSF Harris Oakmark   MSF Jennison       MSF MFS          MSF Capital       Strategic Bond      Management
  Focused Value         Growth        Total Return   Guardian U.S. Equity   Opportunities    U.S. Government
   Sub-Account       Sub-Account      Sub-Account        Sub-Account         Sub-Account       Sub-Account
------------------ ---------------- ---------------- -------------------- ----------------- -----------------
 $     17,528,798  $     20,659,830 $      8,494,432   $        759,250   $         28,679  $      5,410,867
               --                --               --                 --                 --                --

               --                --               --                 --                 --                --
 ----------------  ---------------- ----------------   ----------------   ----------------  ----------------
       17,528,798        20,659,830        8,494,432            759,250             28,679         5,410,867
 ----------------  ---------------- ----------------   ----------------   ----------------  ----------------
               --                --               --                 --                 --                --

              331               310              496                155                 40               375
 ----------------  ---------------- ----------------   ----------------   ----------------  ----------------
              331               310              496                155                 40               375
 ----------------  ---------------- ----------------   ----------------   ----------------  ----------------

 $     17,528,467  $     20,659,520 $      8,493,936   $        759,095   $         28,639  $      5,410,492
 ================  ================ ================   ================   ================  ================
        1,073,234         1,605,864          193,867             60,330              1,361           335,818
    $15.98-$16.65     $12.63-$13.09    $13.21-$52.56      $12.54-$12.94      $20.87-$21.15     $15.43-$16.93


  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                                                        MSF Franklin
                                  MSF T. Rowe Price MSF T. Rowe Price    Templeton      MSF BlackRock
                                  Small-Cap Growth  Large-Cap Growth  Small-Cap Growth Strategic Value
                                     Sub-Account       Sub-Account      Sub-Account      Sub-Account
                                  ----------------- ----------------- ---------------- ----------------
Assets:
 Investments at fair value....... $         88,804  $      1,115,871  $        264,909 $         23,065
 Other receivables...............               --                --                --               --
 Due from First MetLife Investors
   Insurance Company.............               --                --                --               --
                                  ----------------  ----------------  ---------------- ----------------
     Total Assets................           88,804         1,115,871           264,909           23,065
                                  ----------------  ----------------  ---------------- ----------------
Liabilities:
 Other payables..................               --                --                --               --
 Due to First MetLife Investors
   Insurance Company.............               57               178               132               24
                                  ----------------  ----------------  ---------------- ----------------
     Total Liabilities...........               57               178               132               24
                                  ----------------  ----------------  ---------------- ----------------

Net Assets....................... $         88,747  $      1,115,693  $        264,777 $         23,041
                                  ================  ================  ================ ================
 Units outstanding...............            5,583            73,525            23,791            1,138
 Unit value (accumulation).......    $15.73-$15.91     $15.07-$15.51     $11.10-$11.25    $20.10-$20.41

  The accompanying notes are an integral part of these financial statements.

                                                                                 MSF MetLife        MSF MetLife
MSF Oppenheimer         MSF FI           MSF FI               MSF MetLife        Conservative     Conservative to
 Global Equity         Large Cap      Value Leaders      Aggressive Allocation    Allocation    Moderate Allocation
  Sub-Account         Sub-Account      Sub-Account            Sub-Account        Sub-Account        Sub-Account
----------------    ---------------- ----------------    --------------------- ---------------- -------------------
$        335,403    $        451,312 $        313,216      $      1,275,643    $        654,411  $        993,359
              --                  --               --                    --                  --                --

              --                  --               --                    --                  --                --
----------------    ---------------- ----------------      ----------------    ----------------  ----------------
         335,403             451,312          313,216             1,275,643             654,411           993,359
----------------    ---------------- ----------------      ----------------    ----------------  ----------------
              --                  --               --                    --                  --                --

             139                 182              283                   230                  31                71
----------------    ---------------- ----------------      ----------------    ----------------  ----------------
             139                 182              283                   230                  31                71
----------------    ---------------- ----------------      ----------------    ----------------  ----------------

$        335,264    $        451,130 $        312,933      $      1,275,413    $        654,380  $        993,288
================    ================ ================      ================    ================  ================
          16,966              25,882           14,443               100,537              58,563            86,095
   $19.69-$20.01       $17.18-$17.97    $21.11-$22.08         $12.64-$12.74              $11.17     $11.50-$11.56

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                                           MSF MetLife
                                      MSF MetLife          Moderate to         PIMCO VIT        PIMCO VIT
                                  Moderate Allocation Aggressive Allocation   High Yield       Low Duration
                                      Sub-Account          Sub-Account        Sub-Account      Sub-Account
                                  ------------------- --------------------- ---------------- ----------------
Assets:
 Investments at fair value.......  $      9,229,728     $      5,132,914    $        129,371 $        117,983
 Other receivables...............                --                   --                  --               --
 Due from First MetLife Investors
   Insurance Company.............                --                   --                  --               --
                                   ----------------     ----------------    ---------------- ----------------
     Total Assets................         9,229,728            5,132,914             129,371          117,983
                                   ----------------     ----------------    ---------------- ----------------
Liabilities:
 Other payables..................                --                   --                  --               --
 Due to First MetLife Investors
   Insurance Company.............               140                  156                 105              119
                                   ----------------     ----------------    ---------------- ----------------
     Total Liabilities...........               140                  156                 105              119
                                   ----------------     ----------------    ---------------- ----------------

Net Assets.......................  $      9,229,588     $      5,132,758    $        129,266 $        117,864
                                   ================     ================    ================ ================
 Units outstanding...............           769,596              421,099               8,976            9,002
 Unit value (accumulation).......     $11.94-$12.04        $12.15-$12.25       $14.32-$14.64    $13.04-$13.13

  The accompanying notes are an integral part of these financial statements.

  Pioneer VCT     American Funds   American Funds      American Funds   Van Kampen UIF    Van Kampen UIF
 Mid-Cap Value    Global Growth    Growth-Income           Growth      Equity and Income U.S. Real Estate
  Sub-Account      Sub-Account      Sub-Account         Sub-Account       Sub-Account      Sub-Account
---------------- ---------------- ----------------    ---------------- ----------------- ----------------
$        859,286 $     17,713,225 $     19,825,181    $     27,274,945 $      4,764,594  $      2,085,264
              --               --               --                  --               --                --

              --               --               --                  --               --                --
---------------- ---------------- ----------------    ---------------- ----------------  ----------------
         859,286       17,713,225       19,825,181          27,274,945        4,764,594         2,085,264
---------------- ---------------- ----------------    ---------------- ----------------  ----------------
              --               --               --                  --               --                --

              77              171              169                 157               --               104
---------------- ---------------- ----------------    ---------------- ----------------  ----------------
              77              171              169                 157               --               104
---------------- ---------------- ----------------    ---------------- ----------------  ----------------

$        859,209 $     17,713,054 $     19,825,012    $     27,274,788 $      4,764,594  $      2,085,160
================ ================ ================    ================ ================  ================
          26,303          623,978          177,704             166,443          314,456            85,204
   $32.45-$33.08    $27.80-$30.77  $106.51-$117.20     $156.72-$172.44    $15.12-$15.23     $24.42-$24.67

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                   Van Kampen LIT   Van Kampen LIT   Van Kampen LIT        LMPVET
                                      Comstock     Strategic Growth Growth and Income Small-Cap Growth
                                    Sub-Account      Sub-Account       Sub-Account      Sub-Account
                                  ---------------- ---------------- ----------------- ----------------
Assets:
 Investments at fair value....... $      1,849,897 $        281,622 $      1,559,309  $      1,480,720
 Other receivables...............               --               --               --                --
 Due from First MetLife Investors
   Insurance Company.............               --               --               --                --
                                  ---------------- ---------------- ----------------  ----------------
     Total Assets................        1,849,897          281,622        1,559,309         1,480,720
                                  ---------------- ---------------- ----------------  ----------------
Liabilities:
 Other payables..................               --               --               --                --
 Due to First MetLife Investors
   Insurance Company.............               42              186               72               334
                                  ---------------- ---------------- ----------------  ----------------
     Total Liabilities...........               42              186               72               334
                                  ---------------- ---------------- ----------------  ----------------

Net Assets....................... $      1,849,855 $        281,436 $      1,559,237  $      1,480,386
                                  ================ ================ ================  ================
 Units outstanding...............          125,178           50,693          109,554           104,212
 Unit value (accumulation).......    $14.73-$14.89      $5.43-$5.59    $14.18-$14.33     $14.09-$14.41

  The accompanying notes are an integral part of these financial statements.

    LMPVET            LMPVET            LMPVET            LMPVET           LMPVET            LMPVET
   Investors       Equity Index    Fundamental Value   Appreciation   Aggressive Growth Large-Cap Growth
  Sub-Account      Sub-Account        Sub-Account      Sub-Account       Sub-Account      Sub-Account
---------------- ----------------  ----------------- ---------------- ----------------- ----------------
$        357,993 $      5,216,950  $      5,189,409  $      4,934,445 $     10,475,485  $        498,778
              --               --                --                --               --                --

              --               --                --                --               --                --
---------------- ----------------  ----------------  ---------------- ----------------  ----------------
         357,993        5,216,950         5,189,409         4,934,445       10,475,485           498,778
---------------- ----------------  ----------------  ---------------- ----------------  ----------------
              --               --                --                --               --                --

             165              197               241               415              202               319
---------------- ----------------  ----------------  ---------------- ----------------  ----------------
             165              197               241               415              202               319
---------------- ----------------  ----------------  ---------------- ----------------  ----------------

$        357,828 $      5,216,753  $      5,189,168  $      4,934,030 $     10,475,283  $        498,459
================ ================  ================  ================ ================  ================
          21,114          188,163           151,388           154,202          777,004            34,871
   $16.63-$17.30    $10.22-$29.42     $33.14-$35.06     $31.59-$33.71    $13.31-$13.62     $14.02-$14.58

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2007

                                       LMPVET            LMPVET           LMPVET             LMPVET
                                  Social Awareness Capital and Income     Capital       Dividend Strategy
                                    Sub-Account       Sub-Account       Sub-Account        Sub-Account
                                  ---------------- ------------------ ----------------  -----------------
Assets:
 Investments at fair value....... $         10,607  $      6,948,537  $      1,509,008  $        539,546
 Other receivables...............               --               690                --                --
 Due from First MetLife Investors
   Insurance Company.............               --                --                --                --
                                  ----------------  ----------------  ----------------  ----------------
     Total Assets................           10,607         6,980,817         1,509,008           539,546
                                  ----------------  ----------------  ----------------  ----------------
Liabilities:
 Other payables..................               --                --                --                --
 Due to First MetLife Investors
   Insurance Company.............               34               148               320               306
                                  ----------------  ----------------  ----------------  ----------------
     Total Liabilities...........               34               143               320               306
                                  ----------------  ----------------  ----------------  ----------------

Net Assets....................... $         10,573  $      6,949,079  $      1,508,688  $        539,240
                                  ================  ================  ================  ================
 Units outstanding...............              351           491,630            90,858            54,511
 Unit value (accumulation).......    $29.71-$30.42     $14.69-$14.97     $16.46-$16.89      $9.72-$10.05

  The accompanying notes are an integral part of these financial statements.

                                                             LMPVIT                            LMPVIT
    LMPVET           LMPVET              LMPVET            Global High        LMPVIT         Adjustable
 Lifestyle 50%    Lifestyle 70%       Lifestyle 85%        Yield Bond      Global Equity     Rate Income
  Sub-Account      Sub-Account         Sub-Account         Sub-Account      Sub-Account      Sub-Account
---------------- ----------------    ----------------    ---------------- ---------------- ----------------
$        908,798 $        282,241    $        155,034    $      3,701,672 $      1,702,513 $        508,706
              --               --                  --                  --               --               --

              --               --                  --                  --               --               --
---------------- ----------------    ----------------    ---------------- ---------------- ----------------
         908,798          282,241             155,034           3,701,672        1,702,513          508,706
---------------- ----------------    ----------------    ---------------- ---------------- ----------------
              --               --                  --                  --               --               --

             110              168                  71                 411              260              111
---------------- ----------------    ----------------    ---------------- ---------------- ----------------
             110              168                  71                 411              260              111
---------------- ----------------    ----------------    ---------------- ---------------- ----------------

$        908,688 $        282,073    $        154,963    $      3,701,261 $      1,702,253 $        508,595
================ ================    ================    ================ ================ ================
          56,674           19,241              10,133             230,195           92,419           49,988
   $15.88-$16.14    $14.62-$14.86       $15.21-$15.46       $15.71-$16.73    $18.27-$18.61    $10.12-$10.28

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                               December 31, 2007

                                                               LMPVIT
                                                            Money Market
                                                            Sub-Account
                                                          ----------------
      Assets:
       Investments at fair value......................... $      9,191,180
       Other receivables.................................               --
       Due from First MetLife Investors Insurance Company               --
                                                          ----------------
           Total Assets..................................        9,191,180
                                                          ----------------
      Liabilities:
       Other payables....................................               --
       Due to First MetLife Investors Insurance Company..              398
                                                          ----------------
           Total Liabilities.............................              398
                                                          ----------------

      Net Assets......................................... $      9,190,782
                                                          ================
       Units outstanding.................................          686,199
       Unit value (accumulation).........................    $12.91-$14.02

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2007


                                          MIST Lord Abbett  MIST Lord Abbett MIST Lord Abbett    MIST Met/Putnam
                                          Growth and Income  Bond Debenture   Mid-Cap Value   Capital Opportunities
                                             Sub-Account      Sub-Account      Sub-Account       Sub-Account (a)
                                          ----------------- ---------------- ---------------- ---------------------
Investment Income:
   Dividends............................. $        394,237  $      1,217,100 $         40,576   $            561
                                          ----------------  ---------------- ----------------   ----------------
Expenses:
   Mortality and expense risk charges....          660,199           337,514           87,912              2,525
   Administrative charges................          114,859            59,562           15,266                427
                                          ----------------  ---------------- ----------------   ----------------
     Total expenses......................          775,058           397,076          103,178              2,952
                                          ----------------  ---------------- ----------------   ----------------
   Net investment income (loss)..........        (380,821)           820,024         (62,602)            (2,391)
                                          ----------------  ---------------- ----------------   ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........        2,019,260            29,350          834,583             34,963
   Realized gains (losses) on sale of
     investments.........................          413,457            59,087           82,884             46,047
                                          ----------------  ---------------- ----------------   ----------------
                                                 2,432,717            88,437          917,467             81,010
                                          ----------------  ---------------- ----------------   ----------------
   Change in unrealized gains (losses)
     on investments......................      (1,234,572)           188,870      (1,034,642)           (30,181)
                                          ----------------  ---------------- ----------------   ----------------
   Net realized and unrealized gains
     (losses) on investments.............        1,198,145           277,307        (117,175)             50,829
                                          ----------------  ---------------- ----------------   ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $        817,324  $      1,097,331 $      (179,777)   $         48,438
                                          ================  ================ ================   ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                            MIST
  MIST Oppenheimer   Legg Mason Partners MIST Van Kampen     MIST PIMCO       MIST RCM      MIST T. Rowe Price
Capital Appreciation  Aggressive Growth  Mid-Cap Growth     Total Return     Technology       Mid-Cap Growth
    Sub-Account          Sub-Account       Sub-Account      Sub-Account      Sub-Account       Sub-Account
-------------------- ------------------- ---------------- ---------------- ---------------- ------------------
  $            184    $            384   $             -- $      1,077,296 $             --  $            177
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------
           338,077             178,525             13,529          504,178           61,313           247,959
            60,519              31,232              2,267           89,021           10,827            44,293
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------
           398,596             209,757             15,796          593,199           72,140           292,252
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------
         (398,412)           (209,373)           (15,796)          484,097         (72,140)         (292,075)
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------

         1,487,591           1,146,345             50,669               --          150,882           767,167

           484,083             156,781             12,644         (14,949)          135,899           602,513
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------
         1,971,674           1,303,126             63,313         (14,949)          286,781         1,369,680
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------

         1,191,709         (1,018,652)             92,855        1,733,896          916,438         1,346,185
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------

         3,163,383             284,474            156,168        1,718,947        1,203,219         2,715,865
  ----------------    ----------------   ---------------- ---------------- ----------------  ----------------

  $      2,764,971    $         75,101   $        140,372 $      2,203,044 $      1,131,079  $      2,423,790
  ================    ================   ================ ================ ================  ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007


                                             MIST MFS                                              MIST
                                             Research        MIST Lazard      MIST Met/AIM    Harris Oakmark
                                           International       Mid-Cap      Small-Cap Growth  International
                                            Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                          ---------------- ---------------- ---------------- ----------------
Investment Income:
   Dividends............................. $        354,467 $         29,373 $             -- $        323,761
                                          ---------------- ---------------- ---------------- ----------------
Expenses:
   Mortality and expense risk charges....          422,542          137,669          203,296          594,715
   Administrative charges................           74,203           23,940           35,341          104,644
                                          ---------------- ---------------- ---------------- ----------------
     Total expenses......................          496,745          161,609          238,637          699,359
                                          ---------------- ---------------- ---------------- ----------------
   Net investment income (loss)..........        (142,278)        (132,236)        (238,637)        (375,598)
                                          ---------------- ---------------- ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........        4,005,690          732,604          197,559        3,246,757
   Realized gains (losses) on sale of
     investments.........................          627,484          119,904          368,172        1,708,187
                                          ---------------- ---------------- ---------------- ----------------
                                                 4,633,174          852,508          565,731        4,954,944
                                          ---------------- ---------------- ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................      (1,403,746)      (1,386,700)          816,305      (6,044,867)
                                          ---------------- ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............        3,229,428        (534,192)        1,382,036      (1,089,923)
                                          ---------------- ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $      3,087,150 $      (666,428) $      1,143,399 $    (1,465,521)
                                          ================ ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

      MIST               MIST             MIST              MIST                             MIST
  Third Avenue      PIMCO Inflation    Lord Abbett    Neuberger Berman   MIST Turner     Goldman Sachs
 Small-Cap Value    Protected Bond   America's Value    Real Estate     Mid Cap Growth   Mid-Cap Value
   Sub-Account        Sub-Account    Sub-Account (a)    Sub-Account      Sub-Account      Sub-Account
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
$         286,111   $        537,920 $          5,143 $        117,285 $             -- $         88,477
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
          427,906            366,696              294          191,099           94,448          275,148
           74,714             64,383              103           33,191           16,567           47,845
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
          502,620            431,079              397          224,290          111,015          322,993
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
        (216,509)            106,841            4,746        (107,005)        (111,015)        (234,516)
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
        1,889,455                 --            7,054        1,132,503          208,629        1,604,380
          892,905           (50,295)           13,982          644,574          304,053          661,098
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
        2,782,360           (50,295)           21,036        1,777,077          512,682        2,265,478
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
      (4,070,205)          2,223,966         (15,912)      (4,108,743)          880,847      (1,933,447)
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
      (1,287,845)          2,173,671            5,124      (2,331,666)        1,393,529          332,031
-----------------   ---------------- ---------------- ---------------- ---------------- ----------------
$     (1,504,354)   $      2,280,512 $          9,870 $    (2,438,671) $      1,282,514 $         97,515
=================   ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                             MIST MetLife      MIST MetLife        MIST MetLife     MIST MetLife
                                          Defensive Strategy Moderate Strategy   Balanced Strategy Growth Strategy
                                             Sub-Account        Sub-Account         Sub-Account      Sub-Account
                                          ------------------ -----------------   ----------------- ----------------
Investment Income:
   Dividends.............................  $        988,559  $      2,341,350    $      4,583,318  $      3,959,872
                                           ----------------  ----------------    ----------------  ----------------
Expenses:
   Mortality and expense risk charges....           718,508         1,698,765           4,010,758         4,939,176
   Administrative charges................           122,962           301,538             706,962           865,224
                                           ----------------  ----------------    ----------------  ----------------
     Total expenses......................           841,470         2,000,303           4,717,720         5,804,400
                                           ----------------  ----------------    ----------------  ----------------
   Net investment income (loss)..........           147,089           341,047           (134,402)       (1,844,528)
                                           ----------------  ----------------    ----------------  ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........         1,109,133         3,014,878           8,474,827        11,206,294
   Realized gains (losses) on sale of
     investments.........................         1,565,529         1,583,368           1,813,727         4,021,558
                                           ----------------  ----------------    ----------------  ----------------
                                                  2,674,662         4,598,246          10,288,554        15,227,852
                                           ----------------  ----------------    ----------------  ----------------
   Change in unrealized gains (losses)
     on investments......................         (738,628)         (356,804)         (3,430,371)       (6,220,678)
                                           ----------------  ----------------    ----------------  ----------------
   Net realized and unrealized gains
     (losses) on investments.............         1,936,034         4,241,442           6,858,183         9,007,174
                                           ----------------  ----------------    ----------------  ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $      2,083,123  $      4,582,489    $      6,723,781  $      7,162,646
                                           ================  ================    ================  ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

   MIST MetLife      MIST Cyclical      MIST Cyclical    MIST Van Kampen  MIST Legg Mason  MIST MFS Emerging
Aggressive Strategy   Growth ETF     Growth & Income ETF    Comstock       Value Equity     Markets Equity
    Sub-Account       Sub-Account        Sub-Account       Sub-Account      Sub-Account       Sub-Account
------------------- ---------------- ------------------- ---------------- ---------------- -----------------
 $        789,820   $             --  $              7   $        108,525 $            253 $          2,116
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------
          933,953             20,618            18,052            129,494          120,200           65,385
          165,187              4,071             3,628             22,823           12,579            7,562
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------
        1,099,140             24,689            21,680            152,317          132,779           72,947
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------
        (309,320)           (24,689)          (21,673)           (43,792)        (132,526)         (70,831)
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------
        3,752,861                 --               104            163,526            8,540               --

        1,121,142              6,431             2,662            164,685           61,082          163,261
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------
        4,874,003              6,431             2,766            328,211           69,622          163,261
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------

      (4,455,535)             70,201            61,285          (945,838)        (600,631)        1,207,024
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------

          418,468             76,632            64,051          (617,627)        (531,009)        1,370,285
 ----------------   ----------------  ----------------   ---------------- ---------------- ----------------

 $        109,148   $         51,943  $         42,378   $      (661,419) $      (663,535) $      1,299,454
 ================   ================  ================   ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                          MIST Loomis Sayles     MIST Met/AIM      MIST BlackRock
                                            Global Markets   Capital Appreciation    High Yield    MIST Janus Forty
                                             Sub-Account         Sub-Account        Sub-Account      Sub-Account
                                          ------------------ -------------------- ---------------- ----------------
Investment Income:
   Dividends.............................  $             --    $            223   $          8,478 $            376
                                           ----------------    ----------------   ---------------- ----------------
Expenses:
   Mortality and expense risk charges....            52,520               5,300              5,096            8,318
   Administrative charges................             5,938                 545                551              925
                                           ----------------    ----------------   ---------------- ----------------
     Total expenses......................            58,458               5,845              5,647            9,243
                                           ----------------    ----------------   ---------------- ----------------
   Net investment income (loss)..........          (58,458)             (5,622)              2,831          (8,867)
                                           ----------------    ----------------   ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........                --                 614                 --           36,133
   Realized gains (losses) on sale of
     investments.........................           105,771              25,179               (12)          (7,632)
                                           ----------------    ----------------   ---------------- ----------------
                                                    105,771              25,793               (12)           28,501
                                           ----------------    ----------------   ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................           781,063              12,505            (8,336)          148,421
                                           ----------------    ----------------   ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............           886,834              38,298            (8,348)          176,922
                                           ----------------    ----------------   ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $        828,376    $         32,676   $        (5,517) $        168,055
                                           ================    ================   ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                                    MIST Pioneer      MIST Pioneer     MIST Dreman     MIST BlackRock
 MIST MFS Value  MIST Pioneer Fund  Mid-Cap Value   Strategic Income Small Cap Value   Large Cap Core
  Sub-Account       Sub-Account    Sub-Account (a)    Sub-Account      Sub-Account      Sub-Account
---------------- ----------------- ---------------- ---------------- ---------------- ----------------
$              6 $          3,355  $          3,765 $         34,365 $             -- $          1,274
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
          18,027            7,884             4,168           87,565           31,619            3,960
           1,899              834               416            9,297            3,340              413
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
          19,926            8,718             4,584           96,862           34,959            4,373
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
        (19,920)          (5,363)             (819)         (62,497)         (34,959)          (3,099)
---------------- ----------------  ---------------- ---------------- ---------------- ----------------

          16,782               --           134,118               --            8,491           11,101

          23,360            4,677             3,438           13,129           40,786            3,934
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
          40,142            4,677           137,556           13,129           49,277           15,035
---------------- ----------------  ---------------- ---------------- ---------------- ----------------

           3,962            3,940          (51,782)          331,282        (131,284)          (6,865)
---------------- ----------------  ---------------- ---------------- ---------------- ----------------

          44,104            8,617            85,774          344,411         (82,007)            8,170
---------------- ----------------  ---------------- ---------------- ---------------- ----------------

$         24,184 $          3,254  $         84,955 $        281,914 $      (116,966) $          5,071
================ ================  ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                           MIST Strategic     MIST Strategic          MIST         MIST Rainier
                                          Growth and Income Conservative Growth Strategic Growth Large Cap Equity
                                             Sub-Account        Sub-Account       Sub-Account    Sub-Account (b)
                                          ----------------- ------------------- ---------------- ----------------
Investment Income:
   Dividends............................. $         12,743   $         28,658   $         20,712 $            303
                                          ----------------   ----------------   ---------------- ----------------
Expenses:
   Mortality and expense risk charges....            6,197             20,805             11,996              653
   Administrative charges................              906              3,645              1,558               82
                                          ----------------   ----------------   ---------------- ----------------
     Total expenses......................            7,103             24,450             13,554              735
                                          ----------------   ----------------   ---------------- ----------------
   Net investment income (loss)..........            5,640              4,208              7,158            (432)
                                          ----------------   ----------------   ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........           15,089             42,535             50,737               --
   Realized gains (losses) on sale of
     investments.........................            5,211              2,460              2,063               25
                                          ----------------   ----------------   ---------------- ----------------
                                                    20,300             44,995             52,800               25
                                          ----------------   ----------------   ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................         (15,766)             53,563           (17,557)            9,346
                                          ----------------   ----------------   ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............            4,534             98,558             35,243            9,371
                                          ----------------   ----------------   ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $         10,174   $        102,766   $         42,401 $          8,939
                                          ================   ================   ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     Russell            Russell          Russell          Russell             Russell               AIM V.I.
Multi-Style Equity Aggressive Equity    Non-U.S.         Core Bond     Real Estate Securities International Growth
   Sub-Account        Sub-Account      Sub-Account      Sub-Account         Sub-Account           Sub-Account
------------------ ----------------- ---------------- ---------------- ---------------------- --------------------
 $          1,991  $            143  $            841 $         14,397    $          1,833      $          1,552
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------
            2,489               505               496            3,534               1,033                 3,263
              299                61                59              424                 124                   672
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------
            2,788               566               555            3,958               1,157                 3,935
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------
            (797)             (423)               286           10,439                 676               (2,383)
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------

            7,505             5,035             7,564               --               8,993                    --

           10,859             1,970             9,972            (367)               5,967                 8,377
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------
           18,364             7,005            17,536            (367)              14,960                 8,377
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------

            (138)           (5,460)          (13,976)            5,266            (29,455)                18,326
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------

           18,226             1,545             3,560            4,899            (14,495)                26,703
 ----------------  ----------------  ---------------- ----------------    ----------------      ----------------

 $         17,429  $          1,122  $          3,846 $         15,338    $       (13,819)      $         24,320
 ================  ================  ================ ================    ================      ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007


                                          AllianceBernstein    Putnam VT        Putnam VT        Putnam VT
                                          Large-Cap Growth  Growth & Income   Equity Income        Vista
                                             Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                          ----------------- ---------------- ---------------- ----------------
Investment Income:
   Dividends............................. $             --  $          3,296 $          1,144 $             --
                                          ----------------  ---------------- ---------------- ----------------
Expenses:
   Mortality and expense risk charges....              405             2,313              499            5,391
   Administrative charges................               46               369              203              647
                                          ----------------  ---------------- ---------------- ----------------
     Total expenses......................              451             2,682              702            6,038
                                          ----------------  ---------------- ---------------- ----------------
   Net investment income (loss)..........            (451)               614              442          (6,038)
                                          ----------------  ---------------- ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........               --            32,782            5,691               --
   Realized gains (losses) on sale of
     investments.........................              210             4,209            3,443         (32,845)
                                          ----------------  ---------------- ---------------- ----------------
                                                       210            36,991            9,134         (32,845)
                                          ----------------  ---------------- ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................            4,329          (50,399)          (7,033)           54,766
                                          ----------------  ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............            4,539          (13,408)            2,101           21,921
                                          ----------------  ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $          4,088  $       (12,794) $          2,543 $         15,883
                                          ================  ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                    FTVIPT Templeton                    FTVIPT Franklin
 FTVIPT Templeton  Developing Markets FTVIPT Templeton   Mutual Shares    FTVIPT Franklin   Fidelity VIP
Foreign Securities     Securities     Growth Securities   Securities     Income Securities  Equity-Income
   Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account      Sub-Account
------------------ ------------------ ----------------- ---------------- ----------------- ----------------
 $        216,974   $        150,776  $          9,099  $         21,606 $        385,106  $            966
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------
          165,195            102,025             9,971            22,031          174,275               697
           28,401             17,780             1,151             3,560           18,751               153
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------
          193,596            119,805            11,122            25,591          193,026               850
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------
           23,378             30,971           (2,023)           (3,985)          192,080               116
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------

          494,366            517,132            29,033            52,906           71,419             4,869

          167,417            238,533             6,232            15,030           36,833               164
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------
          661,783            755,665            35,265            67,936          108,252             5,033
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------

          727,310            806,690          (44,193)          (91,388)        (325,606)           (5,219)
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------

        1,389,093          1,562,355           (8,928)          (23,452)        (217,354)             (186)
 ----------------   ----------------  ----------------  ---------------- ----------------  ----------------

 $      1,412,471   $      1,593,326  $       (10,951)  $       (27,437) $       (25,274)  $           (70)
 ================   ================  ================  ================ ================  ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                                                                  MSF              MSF
                                            Fidelity VIP     Fidelity VIP       MetLife      FI International
                                              Mid-Cap         Contrafund      Stock Index         Stock
                                            Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                          ---------------- ---------------- ---------------- ----------------
Investment Income:
   Dividends............................. $          3,917 $        118,081 $        137,503 $          5,229
                                          ---------------- ---------------- ---------------- ----------------
Expenses:
   Mortality and expense risk charges....           11,069          179,235          251,184            7,611
   Administrative charges................            1,257           18,649           44,920            1,403
                                          ---------------- ---------------- ---------------- ----------------
     Total expenses......................           12,326          197,884          296,104            9,014
                                          ---------------- ---------------- ---------------- ----------------
   Net investment income (loss)..........          (8,409)         (79,803)        (158,601)          (3,785)
                                          ---------------- ---------------- ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........           36,141        3,511,078          342,410           32,167
   Realized gains (losses) on sale of
     investments.........................           11,934           42,644          419,101           46,551
                                          ---------------- ---------------- ---------------- ----------------
                                                    48,075        3,553,722          761,511           78,718
                                          ---------------- ---------------- ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................           30,192      (1,849,561)        (172,073)         (31,201)
                                          ---------------- ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............           78,267        1,704,161          589,438           47,517
                                          ---------------- ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $         69,858 $      1,624,358 $        430,837 $         43,732
                                          ================ ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                                                        MSF Harris
 MSF BlackRock       MSF BlackRock      MSF Davis     Oakmark Focused    MSF Jennison       MSF MFS
  Bond Income        Money Market     Venture Value        Value            Growth        Total Return
  Sub-Account         Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
$         42,617    $      1,217,714 $        365,938 $         62,082 $         34,053 $        103,425
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
          31,110             370,968          806,072          273,923          263,129           88,985
           3,519              64,800          142,236           47,923           46,671            9,589
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
          34,629             435,768          948,308          321,846          309,800           98,574
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
           7,988             781,946        (582,370)        (259,764)        (275,747)            4,851
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
              --                  --               --        2,403,971          651,096          174,583
           4,640                  --        1,056,689          191,530          456,041           24,184
----------------    ---------------- ---------------- ---------------- ---------------- ----------------
           4,640                  --        1,056,689        2,595,501        1,107,137          198,767
----------------    ---------------- ---------------- ---------------- ---------------- ----------------

         109,267                  --          908,938      (3,995,254)          873,057        (132,174)
----------------    ---------------- ---------------- ---------------- ---------------- ----------------

         113,907                  --        1,965,627      (1,399,753)        1,980,194           66,593
----------------    ---------------- ---------------- ---------------- ---------------- ----------------

$        121,895    $        781,946 $      1,383,257 $    (1,659,517) $      1,704,447 $         71,444
================    ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                                               MSF Western Asset
                                                                  Management     MSF Western Asset
                                          MSF Capital Guardian  Strategic Bond      Management     MSF T. Rowe Price
                                              U.S. Equity        Opportunities    U.S. Government  Small-Cap Growth
                                              Sub-Account         Sub-Account       Sub-Account       Sub-Account
                                          -------------------- ----------------- ----------------- -----------------
Investment Income:
   Dividends.............................   $          2,168   $          1,897  $        106,973  $             --
                                            ----------------   ----------------  ----------------  ----------------
Expenses:
   Mortality and expense risk charges....              9,814                574            66,055             1,026
   Administrative charges................              1,858                112            10,617               220
                                            ----------------   ----------------  ----------------  ----------------
     Total expenses......................             11,672                686            76,672             1,246
                                            ----------------   ----------------  ----------------  ----------------
   Net investment income (loss)..........            (9,504)              1,211            30,301           (1,246)
                                            ----------------   ----------------  ----------------  ----------------
Net Realized and Unrealized Gains
  (Losses) on Investments:
   Realized gain distributions...........             48,727                 72                --                --
   Realized gains (losses) on sale of
     investments.........................              9,195                463            50,629               366
                                            ----------------   ----------------  ----------------  ----------------
                                                      57,922                535            50,629               366
                                            ----------------   ----------------  ----------------  ----------------
   Change in unrealized gains (losses)
     on investments......................           (61,624)              (967)            27,500             7,395
                                            ----------------   ----------------  ----------------  ----------------
   Net realized and unrealized gains
     (losses) on investments.............            (3,702)              (432)            78,129             7,761
                                            ----------------   ----------------  ----------------  ----------------
   Net increase (decrease) in net assets
     resulting from operations...........   $       (13,206)   $            779  $        108,430  $          6,515
                                            ================   ================  ================  ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.


                     MSF Franklin
MSF T. Rowe Price Templeton Small-Cap  MSF BlackRock      MSF Oppenheimer      MSF FI              MSF FI
Large-Cap Growth        Growth        Strategic Value      Global Equity      Large Cap         Value Leaders
   Sub-Account        Sub-Account       Sub-Account         Sub-Account      Sub-Account         Sub-Account
----------------- ------------------- ----------------    ---------------- ----------------    ----------------
$          1,853   $             --   $             12    $          1,153 $            385    $          1,812
----------------   ----------------   ----------------    ---------------- ----------------    ----------------
          11,743              3,335                259               2,641            5,384               3,648
           2,462                691                 64                 380              549                 389
----------------   ----------------   ----------------    ---------------- ----------------    ----------------
          14,205              4,026                323               3,021            5,933               4,037
----------------   ----------------   ----------------    ---------------- ----------------    ----------------
        (12,352)            (4,026)              (311)             (1,868)          (5,548)             (2,225)
----------------   ----------------   ----------------    ---------------- ----------------    ----------------

           8,178             18,613              2,584               1,911           15,970              19,618

          16,045              3,927               (34)               4,310            (212)                 855
----------------   ----------------   ----------------    ---------------- ----------------    ----------------
          24,223             22,540              2,550               6,221           15,758              20,473
----------------   ----------------   ----------------    ---------------- ----------------    ----------------

          61,745           (11,157)            (3,417)             (3,139)         (10,344)            (13,267)
----------------   ----------------   ----------------    ---------------- ----------------    ----------------

          85,968             11,383              (867)               3,082            5,414               7,206
----------------   ----------------   ----------------    ---------------- ----------------    ----------------

$         73,616   $          7,357   $        (1,178)    $          1,214 $          (134)    $          4,981
================   ================   ================    ================ ================    ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                                                  MSF MetLife        MSF MetLife
                                               MSF MetLife        Conservative     Conservative to       MSF MetLife
                                          Aggressive Allocation    Allocation    Moderate Allocation Moderate Allocation
                                               Sub-Account        Sub-Account        Sub-Account         Sub-Account
                                          --------------------- ---------------- ------------------- -------------------
Investment Income:
   Dividends.............................   $            399    $             --  $             --    $            414
                                            ----------------    ----------------  ----------------    ----------------
Expenses:
   Mortality and expense risk charges....             13,061               9,233             8,977              89,915
   Administrative charges................              1,365                 985               939               9,630
                                            ----------------    ----------------  ----------------    ----------------
     Total expenses......................             14,426              10,218             9,916              99,545
                                            ----------------    ----------------  ----------------    ----------------
   Net investment income (loss)..........           (14,027)            (10,218)           (9,916)            (99,131)
                                            ----------------    ----------------  ----------------    ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........              1,148                 396               404               7,446
   Realized gains (losses) on sale of
     investments.........................              2,403               2,161             5,946              17,420
                                            ----------------    ----------------  ----------------    ----------------
                                                       3,551               2,557             6,350              24,866
                                            ----------------    ----------------  ----------------    ----------------
   Change in unrealized gains (losses)
     on investments......................            (2,648)              31,016             7,042             131,554
                                            ----------------    ----------------  ----------------    ----------------
   Net realized and unrealized gains
     (losses) on investments.............                903              33,573            13,392             156,420
                                            ----------------    ----------------  ----------------    ----------------
   Net increase (decrease) in net assets
     resulting from operations...........   $       (13,124)    $         23,355  $          3,476    $         57,289
                                            ================    ================  ================    ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     MSF MetLife
     Moderate to         PIMCO VIT        PIMCO VIT       Pioneer VCT     American Funds   American Funds
Aggressive Allocation   High Yield       Low Duration    Mid-Cap Value    Global Growth    Growth-Income
     Sub-Account        Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
--------------------- ---------------- ---------------- ---------------- ---------------- ----------------
   $         1,245    $          8,891 $          5,627 $          3,386 $        375,631 $        281,990
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------
            67,981               1,541            1,438            8,776          175,863          218,563
             6,846                 322              274              997           18,681           22,996
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------
            74,827               1,863            1,712            9,773          194,544          241,559
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------
          (73,582)               7,028            3,915          (6,387)          181,087           40,431
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------
             4,981                  --               --           60,511          437,762          448,519

            12,481                 241            (234)            5,119           86,894           12,062
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------
            17,462                 241            (234)           65,630          524,656          460,581
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------

            80,644             (4,769)            2,970         (76,845)          509,136        (387,520)
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------

            98,106             (4,528)            2,736         (11,215)        1,033,792           73,061
   ---------------    ---------------- ---------------- ---------------- ---------------- ----------------

   $        24,524    $          2,500 $          6,651 $       (17,602) $      1,214,879 $        113,492
   ===============    ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                         American Funds   Van Kampen UIF      Van Kampen UIF   Van Kampen LIT
                                             Growth      Equity and Income   U.S. Real Estate     Comstock
                                          Sub-Account       Sub-Account        Sub-Account      Sub-Account
                                        ---------------- -----------------   ---------------- ----------------
Investment Income:
   Dividends........................... $        188,977 $         78,110    $         35,859 $         10,999
                                        ---------------- ----------------    ---------------- ----------------
Expenses:
   Mortality and expense risk charges..          286,735           50,004              24,881           17,655
   Administrative charges..............           30,176            5,600               2,747            1,999
                                        ---------------- ----------------    ---------------- ----------------
     Total expenses....................          316,911           55,604              27,628           19,654
                                        ---------------- ----------------    ---------------- ----------------
   Net investment income (loss)........        (127,934)           22,506               8,231          (8,655)
                                        ---------------- ----------------    ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions.........        1,203,988           87,772             126,876           15,378
   Realized gains (losses) on sale of
     investments.......................           59,076           33,112            (39,620)           13,861
                                        ---------------- ----------------    ---------------- ----------------
                                               1,263,064          120,884              87,256           29,239
                                        ---------------- ----------------    ---------------- ----------------
   Change in unrealized gains (losses)
     on investments....................          276,219        (162,749)           (552,482)        (137,201)
                                        ---------------- ----------------    ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments...........        1,539,283         (41,865)           (465,226)        (107,962)
                                        ---------------- ----------------    ---------------- ----------------
   Net increase (decrease) in net
     assets resulting from operations.. $      1,411,349 $       (19,359)    $      (456,995) $      (116,617)
                                        ================ ================    ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

 Van Kampen LIT   Van Kampen LIT   LMPVET Small-Cap     LMPVET       LMPVET Capital        LMPVET
Strategic Growth Growth and Income      Growth         Investors       and Income       Equity Index
  Sub-Account       Sub-Account      Sub-Account      Sub-Account    Sub-Account (a)    Sub-Account
---------------- ----------------- ---------------- ---------------- ---------------- ----------------
$             -- $          8,732  $             -- $          4,568 $          8,486 $         96,301
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
           3,353           14,992            19,600            4,292            5,019          117,215
             369            1,705             1,983              435              522            6,983
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
           3,722           16,697            21,583            4,727            5,541          124,198
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
         (3,722)          (7,965)          (21,583)            (159)            2,945         (27,897)
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
              --           23,516            97,679            9,478           53,687          240,127
           8,994           11,037             6,463            5,347           30,094          112,716
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
           8,994           34,553           104,142           14,825           83,781          352,843
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
          25,783         (52,514)             9,072         (16,293)         (20,890)        (279,969)
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
          34,777         (17,961)           113,214          (1,468)           62,891           72,874
---------------- ----------------  ---------------- ---------------- ---------------- ----------------
$         31,055 $       (25,926)  $         91,631 $        (1,627) $         65,836 $         44,977
================ ================  ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007


                                               LMPVET            LMPVET           LMPVET       LMPVET Aggressive
                                          Fundamental Value   Appreciation   Growth and Income      Growth
                                             Sub-Account      Sub-Account     Sub-Account (a)     Sub-Account
                                          ----------------- ---------------- ----------------- -----------------
Investment Income:
   Dividends............................. $         63,708  $         52,996 $            405  $             --
                                          ----------------  ---------------- ----------------  ----------------
Expenses:
   Mortality and expense risk charges....           58,770            52,471            1,072           125,197
   Administrative charges................            6,314             5,813              120            13,287
                                          ----------------  ---------------- ----------------  ----------------
     Total expenses......................           65,084            58,284            1,192           138,484
                                          ----------------  ---------------- ----------------  ----------------
   Net investment income (loss)..........          (1,376)           (5,288)            (787)         (138,484)
                                          ----------------  ---------------- ----------------  ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........          244,685           404,090            5,148            59,592
   Realized gains (losses) on sale of
     investments.........................           26,327            75,238           22,348            11,167
                                          ----------------  ---------------- ----------------  ----------------
                                                   271,012           479,328           27,496            70,759
                                          ----------------  ---------------- ----------------  ----------------
   Change in unrealized gains (losses)
     on investments......................        (368,105)         (270,827)         (12,785)          (55,533)
                                          ----------------  ---------------- ----------------  ----------------
   Net realized and unrealized gains
     (losses) on investments.............         (97,093)           208,501           14,711            15,226
                                          ----------------  ---------------- ----------------  ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $       (98,469)  $        203,213 $         13,924  $      (123,258)
                                          ================  ================ ================  ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                                                                                           LMPVET Multiple
LMPVET Large-Cap LMPVET Large-Cap  LMPVET Social          LMPV            LMPVET       Discipline Sub-Account-
     Growth           Value          Awareness     Capital and Income     Capital       Large Cap Growth and
  Sub-Account    Sub-Account (a)    Sub-Account     Sub-Account (1)     Sub-Account           Value (c)
---------------- ---------------- ---------------- ------------------ ---------------- -----------------------
$            209 $            663 $            141  $         85,908  $          6,187    $            878
---------------- ---------------- ----------------  ----------------  ----------------    ----------------
           4,857              708              125            76,240            16,958               1,269
             513               76               18             7,846             1,762                 128
---------------- ---------------- ----------------  ----------------  ----------------    ----------------
           5,370              784              143            84,086            18,720               1,397
---------------- ---------------- ----------------  ----------------  ----------------    ----------------
         (5,161)            (121)              (2)             1,822          (12,533)               (519)
---------------- ---------------- ----------------  ----------------  ----------------    ----------------
              --               --            1,630         1,101,666            77,472               7,083

          11,168           16,994               41             (313)            14,184             (7,365)
---------------- ---------------- ----------------  ----------------  ----------------    ----------------
          11,168           16,994            1,671         1,101,353            91,656               (282)
---------------- ---------------- ----------------  ----------------  ----------------    ----------------

         (5,640)          (9,065)            (830)       (1,035,825)          (99,969)                 111
---------------- ---------------- ----------------  ----------------  ----------------    ----------------

           5,528            7,929              841            65,528           (8,313)               (171)
---------------- ---------------- ----------------  ----------------  ----------------    ----------------

$            367 $          7,808 $            839  $         67,350  $       (20,846)    $          (690)
================ ================ ================  ================  ================    ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Concluded)
                     For the year ended December 31, 2007

                                          LMPVET Dividend  LMPVET Lifestyle LMPVET Lifestyle LMPVET Lifestyle
                                             Strategy            50%              70%              85%
                                            Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                          ---------------- ---------------- ---------------- ----------------
Investment Income:
   Dividends............................. $         10,938 $         32,839 $          7,542 $          2,491
                                          ---------------- ---------------- ---------------- ----------------
Expenses:
   Mortality and expense risk charges....            5,211            9,217            1,409              441
   Administrative charges................              571            1,083              169               53
                                          ---------------- ---------------- ---------------- ----------------
     Total expenses......................            5,782           10,300            1,578              494
                                          ---------------- ---------------- ---------------- ----------------
   Net investment income (loss)..........            5,156           22,539            5,964            1,997
                                          ---------------- ---------------- ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........               --            7,304              698              162
   Realized gains (losses) on sale of
     investments.........................            8,780            6,804              857               35
                                          ---------------- ---------------- ---------------- ----------------
                                                     8,780           14,108            1,555              197
                                          ---------------- ---------------- ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................              112         (36,116)          (6,409)          (2,205)
                                          ---------------- ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............            8,892         (22,008)          (4,854)          (2,008)
                                          ---------------- ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $         14,048 $            531 $          1,110 $           (11)
                                          ================ ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     LMPVIT Global High     LMPVIT       LMPVIT Adjustable   LMPVIT Money
         Yield Bond      Global Equity      Rate Income         Market
        Sub-Account       Sub-Account       Sub-Account      Sub-Account
     ------------------ ---------------- ----------------- ----------------
      $       269,978   $          9,392 $         24,551  $        324,396
      ---------------   ---------------- ----------------  ----------------
               38,505             22,438            4,458           100,146
                4,150              2,353              467            10,976
      ---------------   ---------------- ----------------  ----------------
               42,655             24,791            4,925           111,122
      ---------------   ---------------- ----------------  ----------------
              227,323           (15,399)           19,626           213,274
      ---------------   ---------------- ----------------  ----------------
               16,324             80,468               --                --

              (1,394)              8,078             (51)                --
      ---------------   ---------------- ----------------  ----------------
               14,930             88,546             (51)                --
      ---------------   ---------------- ----------------  ----------------

            (324,363)           (41,202)         (25,345)                --
      ---------------   ---------------- ----------------  ----------------

            (309,433)             47,344         (25,396)                --
      ---------------   ---------------- ----------------  ----------------

      $      (82,110)   $         31,945 $        (5,770)  $        213,274
      ===============   ================ ================  ================

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2007 and 2006


                                       MIST Lord Abbett          MIST Lord Abbett          MIST Lord Abbett
                                       Growth and Income          Bond Debenture            Mid-Cap Value
                                          Sub-Account               Sub-Account              Sub-Account
                                   ------------------------- ------------------------- ------------------------
                                       2007         2006         2007         2006         2007        2006
                                       ----         ----         ----         ----         ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (380,821) $   (66,410) $    820,024 $  1,001,185 $   (62,602) $  (31,612)
 Net realized gains (losses)......    2,432,717    2,862,588       88,437     (18,472)      917,467     253,556
 Change in unrealized gains
   (losses) on investments........  (1,234,572)    2,256,347      188,870      505,205  (1,034,642)     187,559
                                   ------------ ------------ ------------ ------------ ------------ -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      817,324    5,052,525    1,097,331    1,487,918    (179,777)     409,503
                                   ------------ ------------ ------------ ------------ ------------ -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........    8,522,026    8,200,601    2,822,479    2,413,168    2,206,893   2,168,436
 Net transfers (including
   fixed account).................      855,803      233,782    2,346,584    (111,278)    1,031,778     696,379
 Contract charges.................    (159,846)    (114,872)     (81,518)     (68,369)     (17,441)     (3,462)
 Transfers for contract benefits
   and terminations...............  (2,964,005)  (1,665,189)  (2,177,229)  (1,035,994)    (818,824)    (90,838)
                                   ------------ ------------ ------------ ------------ ------------ -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    6,253,978    6,654,322    2,910,316    1,197,527    2,402,406   2,770,515
                                   ------------ ------------ ------------ ------------ ------------ -----------
 Net increase (decrease)
   in net assets..................    7,071,302   11,706,847    4,007,647    2,685,445    2,222,629   3,180,018
Net Assets:
 Beginning of period..............   41,381,558   29,674,711   22,493,450   19,808,005    4,731,948   1,551,930
                                   ------------ ------------ ------------ ------------ ------------ -----------
 End of period.................... $ 48,452,860 $ 41,381,558 $ 26,501,097 $ 22,493,450 $  6,954,577 $ 4,731,948
                                   ============ ============ ============ ============ ============ ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1) Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

    MIST Met/Putnam            MIST Oppenheimer     MIST Legg Mason Partners     MIST Van Kampen
 Capital Opportunities       Capital Appreciation      Aggressive Growth         Mid-Cap Growth
      Sub-Account                Sub-Account              Sub-Account              Sub-Account
-----------------------    ------------------------ ------------------------ -----------------------
 2007 (a)      2006            2007        2006         2007        2006        2007        2006
 --------      ----            ----        ----         ----        ----        ----        ----
$   (2,391) $   (3,119)    $  (398,412) $ (310,972) $  (209,373) $ (180,225) $  (15,796) $   (4,402)
     81,010      22,598       1,971,674     229,274    1,303,126     754,756      63,313      21,672

   (30,181)      11,616       1,191,709   1,263,646  (1,018,652)   (948,573)      92,855       8,149
----------- -----------    ------------ ----------- ------------ ----------- ----------- -----------


     48,438      31,095       2,764,971   1,181,948       75,101   (374,042)     140,372      25,419
----------- -----------    ------------ ----------- ------------ ----------- ----------- -----------

     65,053     101,208       2,929,189   2,899,105    1,944,166   1,592,212   1,233,459     153,475

  (550,641)     193,830       (987,421)     550,468      190,705     661,554     379,377      27,126
       (47)        (61)        (87,223)    (67,023)     (45,093)    (40,046)     (1,138)        (80)

   (14,364)     (8,482)     (1,952,327)   (870,776)  (1,207,490)   (493,583)    (19,162)    (19,527)
----------- -----------    ------------ ----------- ------------ ----------- ----------- -----------


  (499,999)     286,495        (97,782)   2,511,774      882,288   1,720,137   1,592,536     160,994
----------- -----------    ------------ ----------- ------------ ----------- ----------- -----------

  (451,561)     317,590       2,667,189   3,693,722      957,389   1,346,095   1,732,908     186,413
    451,561     133,971      22,004,158  18,310,436   11,494,590  10,148,495     421,282     234,869
----------- -----------    ------------ ----------- ------------ ----------- ----------- -----------
$        -- $   451,561    $ 24,671,347 $22,004,158 $ 12,451,979 $11,494,590 $ 2,154,190 $   421,282
=========== ===========    ============ =========== ============ =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                          MIST PIMCO               MIST RCM            MIST T. Rowe Price
                                         Total Return             Technology             Mid-Cap Growth
                                         Sub-Account              Sub-Account             Sub-Account
                                   ------------------------ ----------------------- ------------------------
                                       2007        2006        2007        2006         2007        2006
                                       ----        ----        ----        ----         ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $    484,097 $   152,719 $  (72,140) $  (51,806) $  (292,075) $ (216,907)
 Net realized gains (losses)......     (14,949)    (20,603)     286,781      37,736    1,369,680     697,441
 Change in unrealized gains
   (losses) on investments........    1,733,896     574,245     916,438     139,307    1,346,185      73,112
                                   ------------ ----------- ----------- ----------- ------------ -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............    2,203,044     706,361   1,131,079     125,237    2,423,790     553,646
                                   ------------ ----------- ----------- ----------- ------------ -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........   10,436,422   7,559,636     736,229     851,835    3,734,581   4,494,171
 Net transfers (including
   fixed account).................    5,633,088   2,900,675     535,907      65,276    (647,348)   (123,561)
 Contract charges.................    (115,256)    (66,638)    (17,186)     (9,966)     (65,307)    (40,502)
 Transfers for contract benefits
   and terminations...............  (2,518,513)   (817,465)   (385,855)    (95,657)  (1,017,900)   (341,081)
                                   ------------ ----------- ----------- ----------- ------------ -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........   13,435,741   9,576,208     869,095     811,488    2,004,026   3,989,027
                                   ------------ ----------- ----------- ----------- ------------ -----------
 Net increase (decrease)
   in net assets..................   15,638,785  10,282,569   2,000,174     936,725    4,427,816   4,542,673
Net Assets:
 Beginning of period..............   28,489,220  18,206,651   3,605,818   2,669,093   14,972,403  10,429,730
                                   ------------ ----------- ----------- ----------- ------------ -----------
 End of period.................... $ 44,128,005 $28,489,220 $ 5,605,992 $ 3,605,818 $ 19,400,219 $14,972,403
                                   ============ =========== =========== =========== ============ ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

   MIST MFS Research           MIST Lazard              MIST Met/AIM          MIST Harris Oakmark
     International               Mid-Cap              Small-Cap Growth           International
      Sub-Account              Sub-Account              Sub-Account               Sub-Account
------------------------ ------------------------ ------------------------ -------------------------
    2007        2006         2007        2006         2007        2006         2007         2006
    ----        ----         ----        ----         ----        ----         ----         ----
$  (142,278) $  (13,791) $  (132,236) $  (89,368) $  (238,637) $ (194,013) $  (375,598) $    215,877
   4,633,174   1,820,539      852,508     795,576      565,731   1,767,310    4,954,944    2,775,166

 (1,403,746)   2,314,881  (1,386,700)     110,148      816,305   (248,115)  (6,044,867)    4,127,407
------------ ----------- ------------ ----------- ------------ ----------- ------------ ------------


   3,087,150   4,121,629    (666,428)     816,356    1,143,399   1,325,182  (1,465,521)    7,118,450
------------ ----------- ------------ ----------- ------------ ----------- ------------ ------------

   8,342,824   6,435,687    2,710,802     890,534    2,569,836   1,602,217    9,800,598    7,915,025

   2,678,854   (130,350)    2,265,780   (241,337)    (220,403)     159,041      305,640     (60,361)
   (102,681)    (61,343)     (32,273)    (21,729)     (53,647)    (42,657)    (151,158)    (106,844)

 (1,951,656)   (522,414)  (1,125,340)   (398,370)  (1,189,887)   (521,256)  (2,343,680)  (1,057,133)
------------ ----------- ------------ ----------- ------------ ----------- ------------ ------------


   8,967,341   5,721,580    3,818,969     229,098    1,105,899   1,197,345    7,611,400    6,690,687
------------ ----------- ------------ ----------- ------------ ----------- ------------ ------------

  12,054,491   9,843,209    3,152,541   1,045,454    2,249,298   2,522,527    6,145,879   13,809,137
  24,283,531  14,440,322    7,414,914   6,369,460   12,889,298  10,366,771   37,135,252   23,326,115
------------ ----------- ------------ ----------- ------------ ----------- ------------ ------------
$ 36,338,022 $24,283,531 $ 10,567,455 $ 7,414,914 $ 15,138,596 $12,889,298 $ 43,281,131 $ 37,135,252
============ =========== ============ =========== ============ =========== ============ ============

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                       MIST Third Avenue       MIST PIMCO Inflation       MIST Lord Abbett
                                        Small-Cap Value           Protected Bond           America's Value
                                          Sub-Account               Sub-Account              Sub-Account
                                   ------------------------- ------------------------- -----------------------
                                       2007         2006         2007         2006      2007 (a)      2006
                                       ----         ----         ----         ----      --------      ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (216,509) $  (296,581) $    106,841 $    469,949 $     4,746 $     1,101
 Net realized gains (losses)......    2,782,360    1,916,694     (50,295)      494,870      21,036       2,312
 Change in unrealized gains
   (losses) on investments........  (4,070,205)      919,210    2,223,966  (1,277,727)    (15,912)      13,331
                                   ------------ ------------ ------------ ------------ ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............  (1,504,354)    2,539,323    2,280,512    (312,908)       9,870      16,744
                                   ------------ ------------ ------------ ------------ ----------- -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........    6,126,645    6,388,377    4,553,500    3,102,916          --          --
 Net transfers (including
   fixed account).................  (1,175,705)    (218,587)      634,362    (741,520)   (154,593)      28,428
 Contract charges.................    (108,575)     (81,788)     (91,954)     (84,022)         (3)        (11)
 Transfers for contract benefits
   and terminations...............  (1,791,926)    (678,669)  (2,286,028)  (1,074,439)     (1,549)     (4,195)
                                   ------------ ------------ ------------ ------------ ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    3,050,439    5,409,333    2,809,880    1,202,935   (156,145)      24,222
                                   ------------ ------------ ------------ ------------ ----------- -----------
 Net increase (decrease)
   in net assets..................    1,546,085    7,948,656    5,090,392      890,027   (146,275)      40,966
Net Assets:
 Beginning of period..............   27,923,908   19,975,252   23,865,653   22,975,626     146,275     105,309
                                   ------------ ------------ ------------ ------------ ----------- -----------
 End of period.................... $ 29,469,993 $ 27,923,908 $ 28,956,045 $ 23,865,653 $        -- $   146,275
                                   ============ ============ ============ ============ =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

  MIST Neuberger Berman         MIST Turner           MIST Goldman Sachs               MIST MetLife
       Real Estate            Mid Cap Growth             Mid-Cap Value              Defensive Strategy
       Sub-Account              Sub-Account               Sub-Account                  Sub-Account
------------------------- -----------------------  -------------------------    --------------------------
    2007         2006        2007         2006         2007         2006            2007          2006
    ----         ----        ----        -----         ----         ----            ----          ----
$  (107,005) $   (61,950) $ (111,015) $  (82,501)  $  (234,516) $  (214,212)    $     147,089 $  (551,123)
   1,777,077      675,367     512,682     184,212     2,265,478      539,467        2,674,662      388,254
 (4,108,743)    1,965,489     880,847      82,970   (1,933,447)    1,363,460        (738,628)    2,604,311
------------ ------------ ----------- -----------  ------------ ------------    ------------- ------------
 (2,438,671)    2,578,906   1,282,514     184,681        97,515    1,688,715        2,083,123    2,441,442
------------ ------------ ----------- -----------  ------------ ------------    ------------- ------------
   4,209,581    3,525,758   1,316,876   1,183,669     5,101,739    4,321,014        7,895,007   12,526,436
   1,158,998      234,163     642,920     288,900      (46,022)      373,576       11,528,840   13,854,467
    (41,309)     (26,035)    (26,311)    (17,106)      (65,984)     (42,874)        (125,113)     (57,844)
 (1,079,452)    (308,859)   (434,031)   (157,249)   (1,045,100)    (279,121)     (10,684,034)  (1,579,736)
------------ ------------ ----------- -----------  ------------ ------------    ------------- ------------
   4,247,818    3,425,027   1,499,454   1,298,214     3,944,633    4,372,595        8,614,700   24,743,323
------------ ------------ ----------- -----------  ------------ ------------    ------------- ------------
   1,809,147    6,003,933   2,781,968   1,482,895     4,042,148    6,061,310       10,697,823   27,184,765
  12,114,336    6,110,403   5,554,696   4,071,801    15,950,014    9,888,704       42,850,757   15,665,992
------------ ------------ ----------- -----------  ------------ ------------    ------------- ------------
$ 13,923,483 $ 12,114,336 $ 8,336,664 $ 5,554,696  $ 19,992,162 $ 15,950,014    $  53,548,580 $ 42,850,757
============ ============ =========== ===========  ============ ============    ============= ============

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                         MIST MetLife               MIST MetLife                MIST MetLife
                                       Moderate Strategy          Balanced Strategy           Growth Strategy
                                          Sub-Account                Sub-Account                Sub-Account
                                   ------------------------- --------------------------- --------------------------
                                       2007         2006         2007          2006          2007          2006
                                       ----         ----         ----          ----          ----          ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $    341,047 $(1,212,504) $   (134,402) $ (2,918,125) $ (1,844,528) $(3,514,182)
 Net realized gains (losses)......    4,598,246      909,163    10,288,554     1,811,663    15,227,852    1,353,559
 Change in unrealized gains
   (losses) on investments........    (356,804)    6,691,783   (3,430,371)    18,916,804   (6,220,678)   27,095,555
                                   ------------ ------------ ------------- ------------- ------------- ------------
   Net increase (decrease)
     in net assets resulting
     from operations..............    4,582,489    6,388,442     6,723,781    17,810,342     7,162,646   24,934,932
                                   ------------ ------------ ------------- ------------- ------------- ------------
Contract Transactions:
 Purchase payments received
   from contract owners...........   21,509,551   31,610,882    69,215,899    80,059,830    92,934,249   94,393,723
 Net transfers (including
   fixed account).................   17,290,613   15,989,986    22,428,891    24,838,594    26,403,782   22,656,025
 Contract charges.................    (447,303)    (242,309)   (1,026,555)     (549,466)   (1,229,957)    (642,959)
 Transfers for contract benefits
   and terminations...............  (5,866,737)  (2,900,686)  (11,519,381)  (13,674,357)  (11,745,850)  (6,094,864)
                                   ------------ ------------ ------------- ------------- ------------- ------------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........   32,486,124   44,457,873    79,098,854    90,674,601   106,362,224  110,311,925
                                   ------------ ------------ ------------- ------------- ------------- ------------
 Net increase (decrease)
   in net assets..................   37,068,613   50,846,315    85,822,635   108,484,943   113,524,870  135,246,857
Net Assets:
 Beginning of period..............   98,797,273   47,950,958   231,113,806   122,628,863   279,686,928  144,440,071
                                   ------------ ------------ ------------- ------------- ------------- ------------
 End of period.................... $135,865,886 $ 98,797,273 $ 316,936,441 $ 231,113,806 $ 393,211,798 $279,686,928
                                   ============ ============ ============= ============= ============= ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

      MIST MetLife                    MIST                      MIST                         MIST
   Aggressive Strategy         Cyclical Growth ETF    Cyclical Growth & Income ETF    Van Kampen Comstock
       Sub-Account                 Sub-Account               Sub-Account                  Sub-Account
-------------------------   ------------------------- ---------------------------- -------------------------
    2007          2006          2007         2006         2007           2006          2007          2006
    ----          ----          ----         ----          ----          ----          ----          ----
$  (309,320)  $  (591,725)  $   (24,689) $      (647) $   (21,673)   $      8,113  $   (43,792)  $   (48,486)
   4,874,003       460,025         6,431        4,627        2,766            233       328,211        53,220

 (4,455,535)     4,468,333        70,201      107,482       61,285         29,606     (945,838)       480,136
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------


     109,148     4,336,633        51,943      111,462       42,378         37,952     (661,419)       484,870
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------

  25,173,888    22,501,017        22,464    1,026,109      200,000        686,820     4,979,306     3,475,736

 (1,261,151)     3,423,699       528,371      120,862      327,954        345,942     2,375,355       768,492
   (231,978)      (97,135)       (4,634)        (397)      (3,426)             --      (27,459)       (5,382)

 (1,454,731)     (634,713)       (3,933)          566           --            358     (234,269)      (32,527)
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------


  22,226,028    25,192,868       542,268    1,147,140      524,528      1,033,120     7,092,933     4,206,319
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------

  22,335,176    29,529,501       594,211    1,258,602      566,906      1,071,072     6,431,514     4,691,189
  52,296,693    22,767,192     1,373,423      114,821    1,071,072             --     5,655,470       964,281
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------
$ 74,631,869  $ 52,296,693  $  1,967,634 $  1,373,423 $  1,637,978   $  1,071,072  $ 12,086,984  $  5,655,470
============  ============  ============ ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                      MIST Legg Mason      MIST MFS Emerging    MIST Loomis Sayles
                                       Value Equity         Markets Equity        Global Markets
                                        Sub-Account           Sub-Account           Sub-Account
                                   --------------------- --------------------- ---------------------
                                      2007       2006       2007     2006 (b)     2007     2006 (b)
                                      ----       ----       ----     --------     ----     --------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $(132,526) $ (44,093) $ (70,831) $    6,650 $ (58,458) $    7,403
 Net realized gains (losses)......     69,622    118,447    163,261      2,871    105,771      4,071
 Change in unrealized gains
   (losses) on investments........  (600,631)    369,410  1,207,024    177,503    781,063     87,231
                                   ---------- ---------- ---------- ---------- ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............  (663,535)    443,764  1,299,454    187,024    828,376     98,705
                                   ---------- ---------- ---------- ---------- ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........  2,655,359  3,928,103  3,501,174  1,203,989  2,453,394    831,490
 Net transfers (including
   fixed account).................    626,651  1,659,905  2,678,432    287,134  4,351,207    573,648
 Contract charges.................   (27,420)    (1,710)   (10,439)       (91)    (8,998)      (366)
 Transfers for contract benefits
   and terminations...............  (419,379)   (68,513)   (41,224)    (4,806)   (50,807)    (7,408)
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........  2,835,211  5,517,785  6,127,943  1,486,226  6,744,796  1,397,364
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets..................  2,171,676  5,961,549  7,427,397  1,673,250  7,573,172  1,496,069
Net Assets:
 Beginning of period..............  5,992,306     30,757  1,673,250         --  1,496,069         --
                                   ---------- ---------- ---------- ---------- ---------- ----------
 End of period.................... $8,163,982 $5,992,306 $9,100,647 $1,673,250 $9,069,241 $1,496,069
                                   ========== ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007, to December 31, 2007.
(e)For the period January 1, 2007, to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                                    MIST BlackRock                MIST                      MIST
      MIST Met/AIM                    High Yield               Janus Forty                MFS Value
Capital Appreciation Sub-Account      Sub-Account              Sub-Account               Sub-Account
-------------------------------- ---------------------    ---------------------     ---------------------
    2007             2006           2007       2006          2007        2006          2007       2006
      ----             ----         ----       ----          ----        ----          ----       ----
   $  (5,622)     $  (1,907)     $    2,831 $    (442)    $  (8,867)  $    (878)    $ (19,920) $    2,468
       25,793         26,776           (12)         12        28,501         (5)        40,142     16,172

       12,505        (9,451)        (8,336)      3,099       148,421      11,031         3,962     11,913
  -------------     ----------   ---------- ----------    ----------  ----------    ---------- ----------

       32,676         15,418        (5,517)      2,669       168,055      10,148        24,184     30,553
  -------------     ----------   ---------- ----------    ----------  ----------    ---------- ----------

       55,681         28,395        783,808     63,062       669,868      64,066     1,218,697    204,640

       39,443        189,221        130,435        382       493,176      67,301       273,201    164,314
      (1,063)            (6)          (315)         --         (380)          --       (1,645)         --

     (15,484)       (17,371)        (7,941)         12       (2,042)          67       (4,583)      (307)
  -------------     ----------   ---------- ----------    ----------  ----------    ---------- ----------


       78,577        200,239        905,987     63,456     1,160,622     131,434     1,485,670    368,647
  -------------     ----------   ---------- ----------    ----------  ----------    ---------- ----------

      111,253        215,657        900,470     66,125     1,328,677     141,582     1,509,854    399,200
      287,582         71,925         66,125         --       141,582          --       399,200         --
  -------------     ----------   ---------- ----------    ----------  ----------    ---------- ----------
   $  398,835     $  287,582     $  966,595 $   66,125    $1,470,259  $  141,582    $1,909,054 $  399,200
  =============     ==========   ========== ==========    ==========  ==========    ========== ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006


                                           MIST              MIST Pioneer          MIST Pioneer
                                       Pioneer Fund          Mid-Cap Value       Strategic Income
                                        Sub-Account           Sub-Account           Sub-Account
                                   --------------------- --------------------- ---------------------
                                      2007       2006     2007 (a)     2006       2007       2006
                                      ----       ----     --------     ----       ----       ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (5,363) $  (1,592) $    (819) $  (3,783) $ (62,497) $  141,808
 Net realized gains (losses)......      4,677         47    137,556     10,331     13,129        865
 Change in unrealized gains
   (losses) on investments........      3,940     18,922   (51,782)     51,782    331,282   (61,721)
                                   ---------- ---------- ---------- ---------- ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      3,254     17,377     84,955     58,330    281,914     80,952
                                   ---------- ---------- ---------- ---------- ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........    344,110     87,739     74,608    488,071  2,813,062  2,424,947
 Net transfers (including
   fixed account).................    114,314    159,433  (895,390)    200,963  1,523,623  1,106,680
 Contract charges.................    (1,523)         --      (556)         --   (10,775)         --
 Transfers for contract benefits
   and terminations...............    (5,038)      (165)    (9,569)    (1,412)  (590,961)   (16,515)
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    451,863    247,007  (830,907)    687,622  3,734,949  3,515,112
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets..................    455,117    264,384  (745,952)    745,952  4,016,863  3,596,064
Net Assets:
 Beginning of period..............    264,384         --    745,952         --  3,596,064         --
                                   ---------- ---------- ---------- ---------- ---------- ----------
 End of period.................... $  719,501 $  264,384 $       -- $  745,952 $7,612,927 $3,596,064
                                   ========== ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     MIST Dreman            MIST BlackRock           MIST Strategic         MIST Strategic
   Small-Cap Value          Large-Cap Core          Growth and Income     Conservative Growth
     Sub-Account              Sub-Account              Sub-Account            Sub-Account
---------------------    ---------------------    ---------------------  ---------------------
   2007          2006       2007       2006          2007      2006 (c)     2007     2006 (c)
   ----          ----       ----       ----          ----      --------     ----     --------
$ (34,959)    $  (1,219) $  (3,099) $    (493)    $    5,640  $      305 $    4,208 $      238
    49,277         2,307     15,035         54        20,300          --     44,995          3
 (131,284)        69,760    (6,865)      7,341      (15,766)       (858)     53,563      (120)
----------    ---------- ---------- ----------    ----------  ---------- ---------- ----------

 (116,966)        70,848      5,071      6,902        10,174       (553)    102,766        121
----------    ---------- ---------- ----------    ----------  ---------- ---------- ----------

 2,002,115       608,494    171,407     28,226       351,274          --         --         --
   763,022       147,292    109,945    104,712     (298,523)     577,982    398,082  1,266,789
   (3,028)            --      (701)         --       (2,691)          --    (4,525)         --

 (197,920)       (1,230)        207         --      (29,849)       (227)   (10,668)        462
----------    ---------- ---------- ----------    ----------  ---------- ---------- ----------

 2,564,189       754,556    280,858    132,938        20,211     577,755    382,889  1,267,251
----------    ---------- ---------- ----------    ----------  ---------- ---------- ----------

 2,447,223       825,404    285,929    139,840        30,385     577,202    485,655  1,267,372
   825,404            --    139,840         --       577,202          --  1,267,372         --
----------    ---------- ---------- ----------    ----------  ---------- ---------- ----------
$3,272,627    $  825,404 $  425,769 $  139,840    $  607,587  $  577,202 $1,753,027 $1,267,372
==========    ========== ========== ==========    ==========  ========== ========== ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                      MIST Strategic       MIST Rainier          Russell
                                          Growth         Large Cap Equity  Multi-Style Equity
                                        Sub-Account        Sub-Account         Sub-Account
                                   --------------------- ---------------- ---------------------
                                      2007     2006 (c)      2007 (d)        2007       2006
                                      ----     --------      --------        ----       ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $    7,158 $      624    $    (432)    $    (797) $    (858)
 Net realized gains (losses)......     52,800        (2)            25        18,364        480
 Change in unrealized gains
   (losses) on investments........   (17,557)    (2,588)         9,346         (138)     21,274
                                   ---------- ----------    ----------    ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............     42,401    (1,966)         8,939        17,429     20,896
                                   ---------- ----------    ----------    ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........    422,900         --       232,381            --         --
 Net transfers (including
   fixed account).................     70,732    744,730       180,386       (1,485)        293
 Contract charges.................      (620)         --         (625)            --       (20)
 Transfers for contract benefits
   and terminations...............   (15,575)      4,393         (252)      (36,429)         --
                                   ---------- ----------    ----------    ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    477,437    749,123       411,890      (37,914)        273
                                   ---------- ----------    ----------    ---------- ----------
 Net increase (decrease)
   in net assets..................    519,838    747,157       420,829      (20,485)     21,169
Net Assets:
 Beginning of period..............    747,157         --            --       207,931    186,762
                                   ---------- ----------    ----------    ---------- ----------
 End of period.................... $1,266,995 $  747,157    $  420,829    $  187,446 $  207,931
                                   ========== ==========    ==========    ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

       Russell                  Russell                    Russell               Russell
  Aggressive Equity            Non-U.S.                   Core Bond       Real Estate Securities
     Sub-Account              Sub-Account                Sub-Account           Sub-Account
---------------------    ---------------------      --------------------- ---------------------
   2007          2006       2007          2006         2007       2006       2007         2006
   ----          ----       ----          ----         ----       ----       ----         ----
$    (423)    $    (487) $      286    $      494   $   10,439 $    8,894 $      676   $      456
     7,005         5,644     17,536         2,057        (367)       (47)     14,960        7,475
   (5,460)         (154)   (13,976)         6,739        5,266    (2,311)   (29,455)       15,295
----------    ---------- ----------    ----------   ---------- ---------- ----------   ----------
     1,122         5,003      3,846         9,290       15,338      6,536   (13,819)       23,226
----------    ---------- ----------    ----------   ---------- ---------- ----------   ----------
        --            --         --            --           --         --         --           --
         1          (43)    (1,378)       (1,643)        2,223      2,353        640        (960)
        --           (2)         --          (11)           --       (23)         --          (3)

   (7,213)           (3)   (22,439)           (2)     (27,849)        (2)   (10,803)         (10)
----------    ---------- ----------    ----------   ---------- ---------- ----------   ----------
   (7,212)          (48)   (23,817)       (1,656)     (25,626)      2,328   (10,163)        (973)
----------    ---------- ----------    ----------   ---------- ---------- ----------   ----------
   (6,090)         4,955   (19,971)         7,634     (10,288)      8,864   (23,982)       22,253
    42,724        37,769     50,437        42,803      291,051    282,187     90,957       68,704
----------    ---------- ----------    ----------   ---------- ---------- ----------   ----------
$   36,634    $   42,724 $   30,466    $   50,437   $  280,763 $  291,051 $   66,975   $   90,957
==========    ========== ==========    ==========   ========== ========== ==========   ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                          AIM V.I.            AllianceBernstein           Putnam VT
                                    International Growth      Large-Cap Growth         Growth & Income
                                         Sub-Account             Sub-Account             Sub-Account
                                   ----------------------- ----------------------- -----------------------
                                      2007        2006        2007        2006        2007        2006
                                      ----        ----        ----        ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $   (2,383) $     (556) $     (451) $      (14) $       614 $       809
 Net realized gains (losses)......       8,377      24,277         210          --      36,991       4,978
 Change in unrealized gains
   (losses) on investments........      18,326      16,264       4,329         143    (50,399)      21,005
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      24,320      39,985       4,088         129    (12,794)      26,792
                                   ----------- ----------- ----------- ----------- ----------- -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........       3,600      43,647      40,652       3,812       8,306      17,802
 Net transfers (including
   fixed account).................     229,610    (20,421)         568          --    (30,139)       3,351
 Contract charges.................     (1,354)       (513)        (11)          --        (59)         (4)
 Transfers for contract benefits
   and terminations...............     (9,515)     (9,425)     (1,105)          --    (24,290)        (58)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........     222,341      13,288      40,104       3,812    (46,182)      21,091
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets..................     246,661      53,273      44,192       3,941    (58,976)      47,883
Net Assets:
 Beginning of period..............     156,979     103,706       3,941          --     214,090     166,207
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $   403,640 $   156,979 $    48,133 $     3,941 $   155,114 $   214,090
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

       Putnam VT               Putnam VT                FTVIPT Templeton        FTVIPT Templeton Developing
     Equity Income               Vista                 Foreign Securities         Markets Securities
      Sub-Account             Sub-Account                  Sub-Account                Sub-Account
----------------------- -----------------------      -----------------------    ---------------------------
   2007        2006        2007           2006          2007        2006           2007           2006
   ----        ----        ----           ----          ----        ----            ----           ----
$       442 $        96 $   (6,038)    $   (5,979)   $    23,378 $  (15,098)    $    30,971    $  (11,039)
      9,134       1,800    (32,845)       (23,191)       661,783      20,911        755,665         64,426

    (7,033)       8,938      54,766         52,537       727,310     663,735        806,690        635,092
----------- ----------- -----------    -----------   ----------- -----------     -----------    -----------


      2,543      10,834      15,883         23,367     1,412,471     669,548      1,593,326        688,479
----------- ----------- -----------    -----------   ----------- -----------     -----------    -----------

         --          --      23,514         22,755     7,193,394   3,732,132      3,379,819      2,908,980

     20,168      22,511   (204,336)            173     1,433,252   1,997,142        884,605        793,306
        (3)         (3)         (2)            (2)      (30,435)     (1,387)       (19,802)        (1,503)

   (22,580)         (6)    (17,216)      (107,782)     (539,934)    (24,572)      (267,201)       (35,045)
----------- ----------- -----------    -----------   ----------- -----------     -----------    -----------


    (2,415)      22,502   (198,040)       (84,856)     8,056,277   5,703,315      3,977,421      3,665,738
----------- ----------- -----------    -----------   ----------- -----------     -----------    -----------

        128      33,336   (182,157)       (61,489)     9,468,748   6,372,863      5,570,747      4,354,217
     81,532      48,196     430,897        492,386     6,779,342     406,479      4,837,966        483,749
----------- ----------- -----------    -----------   ----------- -----------     -----------    -----------
$    81,660 $    81,532 $   248,740    $   430,897   $16,248,090 $ 6,779,342    $10,408,713    $ 4,837,966
=========== =========== ===========    ===========   =========== ===========     ===========    ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006


                                      FTVIPT Templeton         FTVIPT Franklin          FTVIPT Franklin
                                      Growth Securities    Mutual Shares Securities    Income Securities
                                         Sub-Account             Sub-Account              Sub-Account
                                   ----------------------- -----------------------  -----------------------
                                      2007        2006        2007         2006        2007        2006
                                      ----        ----        ----         ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $   (2,023) $     (630) $   (3,985)  $       742 $   192,080 $    14,726
 Net realized gains (losses)......      35,265       1,256      67,936        5,840     108,252       6,399
 Change in unrealized gains
   (losses) on investments........    (44,193)      17,435    (91,388)       41,149   (325,606)     264,922
                                   ----------- ----------- -----------  ----------- ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............    (10,951)      18,061    (27,437)       47,731    (25,274)     286,047
                                   ----------- ----------- -----------  ----------- ----------- -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........     647,047     187,880   1,427,344      632,032   7,870,375   2,536,902
 Net transfers (including
   fixed account).................     120,304      29,593     277,198     (69,880)   4,782,341   2,028,129
 Contract charges.................       (126)          --       (241)           --    (22,602)          --
 Transfers for contract benefits
   and terminations...............    (16,204)     (2,251)    (78,021)     (11,013)   (687,777)    (19,227)
                                   ----------- ----------- -----------  ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........     751,021     215,222   1,626,280      551,139  11,942,337   4,545,804
                                   ----------- ----------- -----------  ----------- ----------- -----------
 Net increase (decrease)
   in net assets..................     740,070     233,283   1,598,843      598,870  11,917,063   4,831,851
Net Assets:
 Beginning of period..............     233,283          --     598,870           --   4,831,851          --
                                   ----------- ----------- -----------  ----------- ----------- -----------
 End of period.................... $   973,353 $   233,283 $ 2,197,713  $   598,870 $16,748,914 $ 4,831,851
                                   =========== =========== ===========  =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     Fidelity VIP                  Fidelity VIP                Fidelity VIP               MSF MetLife
     Equity-Income                    Mid-Cap                   Contrafund                Stock Index
      Sub-Account                   Sub-Account                Sub-Account                Sub-Account
-----------------------       -----------------------    ------------------------   -----------------------
   2007           2006           2007        2006            2007          2006        2007        2006
   ----           ----           ----        ----            ----          ----        ----        ----
$       116    $       809    $   (8,409) $   (1,615)    $   (79,803)   $     1,070 $ (158,601) $   (5,606)
      5,033          6,421         48,075       (142)       3,553,722       475,897     761,511     818,895

    (5,219)          1,395         30,192      18,128     (1,849,561)     (119,273)   (172,073)   1,002,441
-----------    -----------    ----------- -----------    ------------   ----------- ----------- -----------


       (70)          8,625         69,858      16,371       1,624,358       357,694     430,837   1,815,730
-----------    -----------    ----------- -----------    ------------   ----------- ----------- -----------

         --             --        666,904     309,632       4,277,664     4,214,977   5,230,998   3,503,492

      (290)          2,976        215,407      34,044       2,759,584     2,229,330   (939,084)   (634,292)
      (275)          (234)          (151)          --        (34,891)            --    (65,953)    (45,209)

        (2)              6       (33,659)       (628)       (290,499)      (55,430)   (809,401)   (549,652)
-----------    -----------    ----------- -----------    ------------   ----------- ----------- -----------


      (567)          2,748        848,501     343,048       6,711,858     6,388,877   3,416,560   2,274,339
-----------    -----------    ----------- -----------    ------------   ----------- ----------- -----------

      (637)         11,373        918,359     359,419       8,336,216     6,746,571   3,847,397   4,090,069
     57,938         46,565        359,419          --       6,746,571            --  16,505,259  12,415,190
-----------    -----------    ----------- -----------    ------------   ----------- ----------- -----------
$    57,301    $    57,938    $ 1,277,778 $   359,419    $ 15,082,787   $ 6,746,571 $20,352,656 $16,505,259
===========    ===========    =========== ===========    ============   =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                           MSF FI               MSF BlackRock            MSF BlackRock
                                     International Stock         Bond Income             Money Market
                                         Sub-Account             Sub-Account              Sub-Account
                                   ----------------------- ----------------------- -------------------------
                                      2007        2006        2007        2006         2007         2006
                                      ----        ----        ----        ----         ----         ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $   (3,785) $     (695) $     7,988 $     1,387 $    781,946 $    459,287
 Net realized gains (losses)......      78,718      58,066       4,640     (1,442)           --           --
 Change in unrealized gains
   (losses) on investments........    (31,201)         543     109,267      18,598           --           --
                                   ----------- ----------- ----------- ----------- ------------ ------------
   Net increase (decrease)
     in net assets resulting
     from operations..............      43,732      57,914     121,895      18,543      781,946      459,287
                                   ----------- ----------- ----------- ----------- ------------ ------------
Contract Transactions:
 Purchase payments received
   from contract owners...........     124,182     196,500   2,625,288     649,700   16,398,338   14,829,676
 Net transfers (including
   fixed account).................      29,722    (90,307)     724,122      27,263  (4,317,019)  (1,177,226)
 Contract charges.................     (1,834)     (1,546)     (2,903)       (299)     (76,497)     (31,127)
 Transfers for contract benefits
   and terminations...............    (69,777)    (29,549)    (24,684)       (992)  (7,593,273)  (4,218,317)
                                   ----------- ----------- ----------- ----------- ------------ ------------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........      82,293      75,098   3,321,823     675,672    4,411,549    9,403,006
                                   ----------- ----------- ----------- ----------- ------------ ------------
 Net increase (decrease)
   in net assets..................     126,025     133,012   3,443,718     694,215    5,193,495    9,862,293
Net Assets:
 Beginning of period..............     498,405     365,393     777,311      83,096   21,477,638   11,615,345
                                   ----------- ----------- ----------- ----------- ------------ ------------
 End of period.................... $   624,430 $   498,405 $ 4,221,029 $   777,311 $ 26,671,133 $ 21,477,638
                                   =========== =========== =========== =========== ============ ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

    MSF Davis Venture        MSF Harris Oakmark          MSF Jennison               MSF MFS
          Value                Focused Value                Growth               Total Return
       Sub-Account              Sub-Account              Sub-Account              Sub-Account
------------------------- ------------------------ ------------------------ -----------------------
    2007         2006         2007        2006         2007        2006        2007        2006
    ----         ----         ----        ----         ----        ----        ----        ----
$  (582,370) $  (412,482) $  (259,764) $ (266,192) $  (275,747) $ (240,692) $     4,851 $  (16,973)
   1,056,689      759,520    2,595,501   1,843,483    1,107,137     219,181     198,767     (2,319)

     908,938    4,920,590  (3,995,254)     135,429      873,057     256,533   (132,174)     202,536
------------ ------------ ------------ ----------- ------------ ----------- ----------- -----------


   1,383,257    5,267,628  (1,659,517)   1,712,720    1,704,447     235,022      71,444     183,244
------------ ------------ ------------ ----------- ------------ ----------- ----------- -----------

  10,524,698   13,231,232    2,380,178   2,345,163    3,365,573   3,192,761   3,107,092   2,378,309

   1,474,386  (1,630,198)    (447,365)   (483,163)      685,198   1,130,302   2,023,870   1,034,203
   (205,797)    (136,232)     (69,793)    (59,803)     (66,893)    (48,933)    (13,008)         (9)

 (3,565,575)  (1,539,929)  (1,270,501)   (808,424)  (1,414,314)   (479,668)   (354,670)    (34,713)
------------ ------------ ------------ ----------- ------------ ----------- ----------- -----------


   8,227,712    9,924,873      592,519     993,773    2,569,564   3,794,462   4,763,284   3,377,790
------------ ------------ ------------ ----------- ------------ ----------- ----------- -----------

   9,610,969   15,192,501  (1,066,998)   2,706,493    4,274,011   4,029,484   4,834,728   3,561,034
  50,502,310   35,309,809   18,595,465  15,888,972   16,385,509  12,356,025   3,659,208      98,174
------------ ------------ ------------ ----------- ------------ ----------- ----------- -----------
$ 60,113,279 $ 50,502,310 $ 17,528,467 $18,595,465 $ 20,659,520 $16,385,509 $ 8,493,936 $ 3,659,208
============ ============ ============ =========== ============ =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                                           MSF Western Asset
                                                              Management         MSF Western Asset
                                   MSF Capital Guardian     Strategic Bond          Management
                                        U.S. Equity          Opportunities        U.S. Government
                                        Sub-Account           Sub-Account           Sub-Account
                                   --------------------- --------------------- ---------------------
                                      2007       2006       2007       2006       2007       2006
                                      ----       ----       ----       ----       ----       ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (9,504) $  (4,197) $    1,211 $    2,449 $   30,301 $  (8,258)
 Net realized gains (losses)......     57,922     43,334        535      1,053     50,629    (4,879)
 Change in unrealized gains
   (losses) on investments........   (61,624)     10,530      (967)      (997)     27,500     71,466
                                   ---------- ---------- ---------- ---------- ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............   (13,206)     49,667        779      2,505    108,430     58,329
                                   ---------- ---------- ---------- ---------- ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........     14,779    461,291         --      5,000  2,648,155  1,657,278
 Net transfers (including
   fixed account).................     25,923  (147,042)   (47,431)    (1,236)    406,751  1,118,527
 Contract charges.................    (2,668)    (1,155)       (73)      (286)    (7,121)    (1,048)
 Transfers for contract benefits
   and terminations...............   (43,871)   (17,238)      (957)    (2,959)  (771,578)   (17,380)
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    (5,837)    295,856   (48,461)        519  2,276,207  2,757,377
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets..................   (19,043)    345,523   (47,682)      3,024  2,384,637  2,815,706
Net Assets:
 Beginning of period..............    778,138    432,615     76,321     73,297  3,025,855    210,149
                                   ---------- ---------- ---------- ---------- ---------- ----------
 End of period.................... $  759,095 $  778,138 $   28,639 $   76,321 $5,410,492 $3,025,855
                                   ========== ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.



  MSF T. Rowe Price      MSF T. Rowe Price   MSF Franklin Templeton     MSF BlackRock
  Small-Cap Growth       Large-Cap Growth      Small-Cap Growth        Strategic Value
     Sub-Account            Sub-Account           Sub-Account            Sub-Account
---------------------  --------------------- ---------------------  ---------------------
   2007        2006       2007       2006       2007        2006       2007       2006
   ----        ----       ----       ----       ----        ----       ----       ----
$  (1,246)  $  (1,203) $ (12,352) $ (14,879) $  (4,026)  $  (4,420) $    (311) $    (332)
       366       3,051     24,223    161,798     22,540      25,359      2,550      5,062
     7,395          47     61,745   (13,702)   (11,157)       3,019    (3,417)    (1,021)
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
     6,515       1,895     73,616    133,217      7,357      23,958    (1,178)      3,709
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
       500       5,425     12,176    212,902      2,981      84,686        870      2,267
       897     (7,386)    110,473  (401,329)   (25,330)     (5,244)      1,460   (16,301)
     (357)       (333)    (3,726)    (3,355)    (1,009)       (976)       (74)       (69)
         2     (4,719)   (61,319)   (25,344)    (6,195)     (3,432)         54       (22)
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
     1,042     (7,013)     57,604  (217,126)   (29,553)      75,034      2,310   (14,125)
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
     7,557     (5,118)    131,220   (83,909)   (22,196)      98,992      1,132   (10,416)
    81,190      86,308    984,473  1,068,382    286,973     187,981     21,909     32,325
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
$   88,747  $   81,190 $1,115,693 $  984,473 $  264,777  $  286,973 $   23,041 $   21,909
==========  ========== ========== ========== ==========  ========== ========== ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006



                                      MSF Oppenheimer           MSF FI                MSF FI
                                       Global Equity           Large Cap           Value Leaders
                                        Sub-Account           Sub-Account           Sub-Account
                                   --------------------- --------------------- ---------------------
                                      2007       2006       2007       2006       2007       2006
                                      ----       ----       ----       ----       ----       ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (1,868) $    (139) $  (5,548) $    (907) $  (2,225) $  (1,473)
 Net realized gains (losses)......      6,221        301     15,758       (15)     20,473      (368)
 Change in unrealized gains
   (losses) on investments........    (3,139)      5,120   (10,344)      8,136   (13,267)     13,776
                                   ---------- ---------- ---------- ---------- ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      1,214      5,282      (134)      7,214      4,981     11,935
                                   ---------- ---------- ---------- ---------- ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........    250,560     50,612    253,698     70,024    108,647    104,990
 Net transfers (including
   fixed account).................     34,771      5,467     49,832     72,717      7,677     77,224
 Contract charges.................       (38)         --      (874)         --      (688)         --
 Transfers for contract benefits
   and terminations...............   (16,395)      (101)    (1,054)      (293)    (1,621)      (212)
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    268,898     55,978    301,602    142,448    114,015    182,002
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets..................    270,112     61,260    301,468    149,662    118,996    193,937
Net Assets:
 Beginning of period..............     65,152      3,892    149,662         --    193,937         --
                                   ---------- ---------- ---------- ---------- ---------- ----------
 End of period.................... $  335,264 $   65,152 $  451,130 $  149,662 $  312,933 $  193,937
                                   ========== ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

                                                      MSF MetLife
     MSF MetLife            MSF MetLife          Conservative to Moderate      MSF MetLife
Aggressive Allocation  Conservative Allocation        Allocation           Moderate Allocation
     Sub-Account            Sub-Account               Sub-Account              Sub-Account
---------------------  -----------------------   ------------------------ ---------------------
   2007        2006       2007        2006          2007         2006        2007       2006
   ----        ----       ----        ----           ----        ----        ----       ----
$ (14,027)  $  (3,391) $ (10,218)  $    (922)    $  (9,916)   $    (538)  $ (99,131) $ (15,516)
     3,551           3      2,557         198         6,350           27      24,866      8,150

   (2,648)      44,928     31,016       2,371         7,042        4,865     131,554    139,191
----------  ---------- ----------  ----------     ----------  ----------  ---------- ----------

  (13,124)      41,540     23,355       1,647         3,476        4,354      57,289    131,825
----------  ---------- ----------  ----------     ----------  ----------  ---------- ----------

   169,185      95,819         --     518,236       493,857       90,000   4,406,611  1,866,422

   649,014     350,136     49,605      74,280       403,021       54,056   1,942,524    968,443
   (2,565)          --    (3,035)          --       (1,038)           --    (14,993)         --

  (15,010)         418   (15,261)       5,553      (54,416)         (22)   (105,192)   (23,341)
----------  ---------- ----------  ----------     ----------  ----------  ---------- ----------


   800,624     446,373     31,309     598,069       841,424      144,034   6,228,950  2,811,524
----------  ---------- ----------  ----------     ----------  ----------  ---------- ----------

   787,500     487,913     54,664     599,716       844,900      148,388   6,286,239  2,943,349
   487,913          --    599,716          --       148,388           --   2,943,349         --
----------  ---------- ----------  ----------     ----------  ----------  ---------- ----------
$1,275,413  $  487,913 $  654,380  $  599,716    $  993,288   $  148,388  $9,229,588 $2,943,349
==========  ========== ==========  ==========     ==========  ==========  ========== ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                         MSF MetLife
                                   Moderate to Aggressive         PIMCO VIT               PIMCO VIT
                                         Allocation              High Yield             Low Duration
                                         Sub-Account             Sub-Account             Sub-Account
                                   ----------------------- ----------------------- -----------------------
                                      2007        2006        2007        2006        2007        2006
                                      ----        ----        ----        ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (73,582) $  (14,307) $     7,028 $     7,204 $     3,915 $     3,113
 Net realized gains (losses)......      17,462       (709)         241         920       (234)       (251)
 Change in unrealized gains
   (losses) on investments........      80,644     131,101     (4,769)       2,901       2,970          18
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      24,524     116,085       2,500      11,025       6,651       2,880
                                   ----------- ----------- ----------- ----------- ----------- -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........   1,931,964   1,434,090          --      56,835       2,731      22,284
 Net transfers (including
   fixed account).................     658,868   1,055,055     (8,944)     (1,290)       1,432     (9,906)
 Contract charges.................    (13,176)          --       (423)       (445)       (415)       (354)
 Transfers for contract benefits
   and terminations...............    (74,279)       (373)     (1,372)       (865)     (9,445)        (11)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........   2,503,377   2,488,772    (10,739)      54,235     (5,697)      12,013
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets..................   2,527,901   2,604,857     (8,239)      65,260         954      14,893
Net Assets:
 Beginning of period..............   2,604,857          --     137,505      72,245     116,910     102,017
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $ 5,132,758 $ 2,604,857 $   129,266 $   137,505 $   117,864 $   116,910
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.


      Pioneer VCT           American Funds          American Funds           American Funds
     Mid-Cap Value           Global Growth           Growth-Income               Growth
      Sub-Account             Sub-Account             Sub-Account             Sub-Account
----------------------- ----------------------- ----------------------- ------------------------
   2007        2006        2007        2006        2007        2006         2007        2006
   ----        ----        ----        ----        ----        ----         ----        ----
$   (6,387) $     (730) $   181,087 $  (17,587) $    40,431 $    46,817 $  (127,934) $     5,154
     65,630       1,020     524,656          35     460,581      34,998    1,263,064      17,820

   (76,845)       9,797     509,136     470,960   (387,520)     360,157      276,219     472,791
----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------


   (17,602)      10,087   1,214,879     453,408     113,492     441,972    1,411,349     495,765
----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

    601,617     195,963   9,225,957   3,632,449   9,338,929   5,251,492   12,313,105   6,766,739

     73,672       2,367   2,386,245   1,221,649   3,705,648   1,609,494    4,967,702   2,495,705
       (95)          --    (23,576)          --    (30,625)          --     (41,222)          --

    (6,510)       (290)   (376,115)    (21,842)   (558,809)    (46,581)  (1,071,862)    (62,493)
----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------


    668,684     198,040  11,212,511   4,832,256  12,455,143   6,814,405   16,167,723   9,199,951
----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

    651,082     208,127  12,427,390   5,285,664  12,568,635   7,256,377   17,579,072   9,695,716
    208,127          --   5,285,664          --   7,256,377          --    9,695,716          --
----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
$   859,209 $   208,127 $17,713,054 $ 5,285,664 $19,825,012 $ 7,256,377 $ 27,274,788 $ 9,695,716
=========== =========== =========== =========== =========== =========== ============ ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006


                                      Van Kampen UIF        Van Kampen UIF          Van Kampen
                                     Equity and Income     U.S. Real Estate        LIT Comstock
                                        Sub-Account           Sub-Account           Sub-Account
                                   --------------------- --------------------- ---------------------
                                      2007       2006       2007       2006       2007       2006
                                      ----       ----       ----       ----       ----       ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $   22,506 $  (3,170) $    8,231 $  (1,769) $  (8,655) $  (1,955)
 Net realized gains (losses)......    120,884      2,705     87,256      9,008     29,239        419
 Change in unrealized gains
   (losses) on investments........  (162,749)     61,519  (552,482)     36,664  (137,201)     27,670
                                   ---------- ---------- ---------- ---------- ---------- ----------
   Net increase (decrease)
     in net assets resulting
     from operations..............   (19,359)     61,054  (456,995)     43,903  (116,617)     26,134
                                   ---------- ---------- ---------- ---------- ---------- ----------
Contract Transactions:
 Purchase payments received
   from contract owners...........  2,996,981  1,404,229  1,603,497    605,414  1,351,537    412,074
 Net transfers (including
   fixed account).................    517,935     78,103    310,350     71,166    168,687     22,732
 Contract charges.................      (711)         --      (370)         --      (276)         --
 Transfers for contract benefits
   and terminations...............  (265,119)    (8,519)   (91,010)      (795)   (10,804)    (3,612)
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........  3,249,086  1,473,813  1,822,467    675,785  1,509,144    431,194
                                   ---------- ---------- ---------- ---------- ---------- ----------
 Net increase (decrease)
   in net assets..................  3,229,727  1,534,867  1,365,472    719,688  1,392,527    457,328
Net Assets:
 Beginning of period..............  1,534,867         --    719,688         --    457,328         --
                                   ---------- ---------- ---------- ---------- ---------- ----------
 End of period.................... $4,764,594 $1,534,867 $2,085,160 $  719,688 $1,849,855 $  457,328
                                   ========== ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

     Van Kampen           Van Kampen LIT            LMPVET                LMPVET
LIT Strategic Growth     Growth and Income     Small-Cap Growth          Investors
     Sub-Account            Sub-Account           Sub-Account           Sub-Account
---------------------  --------------------- --------------------- ---------------------
   2007        2006       2007       2006       2007       2006       2007       2006
   ----        ----       ----       ----       ----       ----       ----       ----
$  (3,722)  $    (876) $  (7,965) $  (2,142) $ (21,583) $  (8,060) $    (159) $    1,117
     8,994         391     34,553      4,558    104,142     50,756     14,825      3,201

    25,783       8,231   (52,514)     29,812      9,072     28,504   (16,293)      6,660
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------

    31,055       7,746   (25,926)     32,228     91,631     71,200    (1,627)     10,978
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------

    91,362     182,678    958,364    456,989    402,211    491,964     36,529    105,752
   (9,573)         184    172,673     16,930     84,332    525,525    206,630     26,130
     (118)          --      (233)         --    (4,164)         --      (555)         --

  (16,410)     (5,488)   (40,087)   (11,701)  (176,988)    (5,325)   (25,768)      (241)
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------


    65,261     177,374  1,090,717    462,218    305,391  1,012,164    216,836    131,641
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------

    96,316     185,120  1,064,791    494,446    397,022  1,083,364    215,209    142,619
   185,120          --    494,446         --  1,083,364         --    142,619         --
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
$  281,436  $  185,120 $1,559,237 $  494,446 $1,480,386 $1,083,364 $  357,828 $  142,619
==========  ========== ========== ========== ========== ========== ========== ==========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006


                                             LMPV                   LMPVET                  LMPVET
                                      Capital and Income         Equity Index          Fundamental Value
                                         Sub-Account              Sub-Account             Sub-Account
                                   ------------------------ ----------------------- -----------------------
                                     2007 (a)      2006        2007        2006        2007        2006
                                     --------      ----        ----        ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $      2,945 $     8,310 $  (27,897) $    17,484 $   (1,376) $    21,720
 Net realized gains (losses)......       83,781      11,115     352,843      52,356     271,012      79,218
 Change in unrealized gains
   (losses) on investments........     (20,890)      20,890   (279,969)     138,270   (368,105)      46,642
                                   ------------ ----------- ----------- ----------- ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............       65,836      40,315      44,977     208,110    (98,469)     147,580
                                   ------------ ----------- ----------- ----------- ----------- -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........      684,781     611,619   2,567,004   2,688,106   2,373,384   1,539,428
 Net transfers (including
   fixed account).................  (1,439,387)      70,820      49,318      41,881     901,005     509,988
 Contract charges.................           --          --     (1,383)          --     (5,917)          --
 Transfers for contract benefits
   and terminations...............     (16,477)    (17,507)   (373,918)     (7,342)   (163,946)    (13,885)
                                   ------------ ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........    (771,083)     664,932   2,241,021   2,722,645   3,104,526   2,035,531
                                   ------------ ----------- ----------- ----------- ----------- -----------
 Net increase (decrease)
   in net assets..................    (705,247)     705,247   2,285,998   2,930,755   3,006,057   2,183,111
Net Assets:
 Beginning of period..............      705,247          --   2,930,755          --   2,183,111          --
                                   ------------ ----------- ----------- ----------- ----------- -----------
 End of period.................... $         -- $   705,247 $ 5,216,753 $ 2,930,755 $ 5,189,168 $ 2,183,111
                                   ============ =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

        LMPVET                   LMPV                   LMPVET                  LMPVET
     Appreciation          Growth and Income       Aggressive Growth       Large-Cap Growth
      Sub-Account             Sub-Account             Sub-Account             Sub-Account
----------------------- ----------------------- ----------------------- -----------------------
   2007        2006      2007 (a)      2006        2007        2006        2007        2006
   ----        ----      --------      ----        ----        ----        ----        ----
$   (5,288) $     8,589 $     (787) $       614 $ (138,484) $  (32,148) $   (5,161) $     (537)
    479,328      46,801      27,496         164      70,759       6,379      11,168          16

  (270,827)      37,087    (12,785)      12,785    (55,533)     257,767     (5,640)       6,864
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


    203,213      92,477      13,924      13,563   (123,258)     231,998         367       6,343
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

  2,197,290   1,195,020     244,808     179,419   3,748,537   3,742,780     339,502      69,738

  1,205,873     272,306   (450,743)       3,705   1,734,193   1,504,348       7,437      78,847
    (3,724)          --          --          --    (18,407)          --       (441)          --

  (218,528)     (9,897)     (4,673)         (3)   (301,257)    (43,651)     (3,325)         (9)
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


  3,180,911   1,457,429   (210,608)     183,121   5,163,066   5,203,477     343,173     148,576
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

  3,384,124   1,549,906   (196,684)     196,684   5,039,808   5,435,475     343,540     154,919
  1,549,906          --     196,684          --   5,435,475          --     154,919          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$ 4,934,030 $ 1,549,906 $        -- $   196,684 $10,475,283 $ 5,435,475 $   498,459 $   154,919
=========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006


                                            LMPV                      LMPVET                   LMPVET
                                       Large-Cap Value           Social Awareness        Capital and Income
                                         Sub-Account                Sub-Account           Sub-Account (1)
                                   -----------------------    ----------------------- ------------------------
                                    2007 (a)         2006        2007        2006         2007        2006
                                    --------         ----        ----        ----         ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $     (121)    $       837 $       (2) $       (5) $      1,822 $    18,855
 Net realized gains (losses)......      16,994          2,416       1,671          --    1,101,353      89,228
 Change in unrealized gains
   (losses) on investments........     (9,065)          9,065       (830)         622  (1,035,825)      22,830
                                   -----------    ----------- ----------- ----------- ------------ -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............       7,808         12,318         839         617       67,350     130,913
                                   -----------    ----------- ----------- ----------- ------------ -----------
Contract Transactions:
 Purchase payments received
   from contract owners...........      42,500        119,630       1,000       6,000    1,816,595     500,202
 Net transfers (including
   fixed account).................   (178,370)           (27)       1,620         600    3,094,589   1,524,276
 Contract charges.................          --             --        (30)          --     (13,260)    (18,180)
 Transfers for contract benefits
   and terminations...............     (1,677)        (2,182)        (73)          --    (153,406)          --
                                   -----------    ----------- ----------- ----------- ------------ -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions..........   (137,547)        117,421       2,517       6,600    4,774,518   2,006,298
                                   -----------    ----------- ----------- ----------- ------------ -----------
 Net increase (decrease)
   in net assets..................   (129,739)        129,739       3,356       7,217    4,843,463   2,137,211
Net Assets:
 Beginning of period..............     129,739             --       7,217          --    2,137,211          --
                                   -----------    ----------- ----------- ----------- ------------ -----------
 End of period.................... $        --    $   129,739 $    10,573 $     7,217 $  6,949,079 $ 2,137,211
                                   ===========    =========== =========== =========== ============ ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

        LMPVET          LMPVET Multiple Discipline         LMPVET                  LMPVET
        Capital          Sub-Account-Large Cap        Dividend Strategy    Lifestyle Allocation 50%
      Sub-Account          Growth and Value              Sub-Account             Sub-Account
----------------------- -------------------------- ----------------------- -----------------------
   2007        2006      2007 (e)        2006         2007        2006        2007         2006
   ----        ----       --------        ----        ----        ----        ----         ----
$  (12,533) $        17 $     (519)   $       117  $     5,156 $     2,254 $    22,539  $     4,754
     91,656      21,743       (282)         1,410        8,780       2,180      14,108        (169)

   (99,969)      18,482         111         (111)          112       3,908    (36,116)        1,170
----------- -----------  -----------  -----------  ----------- ----------- -----------  -----------


   (20,846)      40,242       (690)         1,416       14,048       8,342         531        5,755
----------- -----------  -----------  -----------  ----------- ----------- -----------  -----------

    780,811     285,495      22,583         6,460      377,738     118,918     641,717      174,286

    356,507     180,660    (51,235)        22,422       78,411      13,724      79,724       25,100
    (2,016)     (3,616)       (264)            70        (293)       (199)        (66)          455

  (108,549)          --       (762)            --     (71,449)          --    (18,814)           --
----------- -----------  -----------  -----------  ----------- ----------- -----------  -----------


  1,026,753     462,539    (29,678)        28,952      384,407     132,443     702,561      199,841
----------- -----------  -----------  -----------  ----------- ----------- -----------  -----------

  1,005,907     502,781    (30,368)        30,368      398,455     140,785     703,092      205,596
    502,781          --      30,368            --      140,785          --     205,596           --
----------- -----------  -----------  -----------  ----------- ----------- -----------  -----------
$ 1,508,688 $   502,781 $        --   $    30,368  $   539,240 $   140,785 $   908,688  $   205,596
=========== ===========  ===========  ===========  =========== =========== ===========  ===========

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                For the years ended December 31, 2007 and 2006


                                             LMPVET                   LMPVET                   LMPVIT
                                     Lifestyle Allocation 70% Lifestyle Allocation 85% Global High Yield Bond
                                           Sub-Account              Sub-Account              Sub-Account
                                     -----------------------  -----------------------  -----------------------
                                        2007         2006        2007         2006        2007        2006
                                        ----         ----        ----         ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)....... $     5,964  $        68 $     1,997  $        10 $   227,323 $    61,836
 Net realized gains (losses)........       1,555           --         197           --      14,930      11,009
 Change in unrealized gains (losses)
   on investments...................     (6,409)          233     (2,205)           24   (324,363)    (16,552)
                                     -----------  ----------- -----------  ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations.....................       1,110          301        (11)           34    (82,110)      56,293
                                     -----------  ----------- -----------  ----------- ----------- -----------
Contract Transactions:
 Purchase payments received from
   contract owners..................     254,475        4,815     150,340        1,384   1,905,957     883,128
 Net transfers (including fixed
   account).........................      20,325           10       3,429           --     690,255     327,167
 Contract charges...................        (15)         (18)         (6)            1     (3,440)          --
 Transfers for contract benefits and
   terminations.....................       1,070           --       (208)           --    (74,430)     (1,559)
                                     -----------  ----------- -----------  ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting from
   contract transactions............     275,855        4,807     153,555        1,385   2,518,342   1,208,736
                                     -----------  ----------- -----------  ----------- ----------- -----------
 Net increase (decrease)
   in net assets....................     276,965        5,108     153,544        1,419   2,436,232   1,265,029
Net Assets:
 Beginning of period................       5,108           --       1,419           --   1,265,029          --
                                     -----------  ----------- -----------  ----------- ----------- -----------
 End of period...................... $   282,073  $     5,108 $   154,963  $     1,419 $ 3,701,261 $ 1,265,029
                                     ===========  =========== ===========  =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period November 16, 2006 to December 31, 2006.
(d)For the period November 12, 2007 to December 31, 2007.
(e)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

  The accompanying notes are an integral part of these financial statements.

           LMPVIT                  LMPVIT                   LMPVIT
        Global Equity      Adjustable Rate Income        Money Market
         Sub-Account             Sub-Account              Sub-Account
   ----------------------- ----------------------- -------------------------
      2007        2006        2007        2006         2007         2006
      ----        ----        ----        ----         ----         ----
   $  (15,399) $     1,999 $    19,626 $     4,567 $    213,274 $     49,762
        88,546      26,198        (51)           7           --           --

      (41,202)      54,649    (25,345)     (3,506)           --           --
   ----------- ----------- ----------- ----------- ------------ ------------


        31,945      82,846     (5,770)       1,068      213,274       49,762
   ----------- ----------- ----------- ----------- ------------ ------------

       275,350     910,794      72,590      93,910   14,698,236    6,193,137

       389,227      67,283     326,246      22,447  (9,680,504)  (1,638,637)
       (5,531)     (3,798)       (696)        (68)      (1,483)    (183,733)

      (45,863)          --     (1,132)          --    (459,270)           --
   ----------- ----------- ----------- ----------- ------------ ------------


       613,183     974,279     397,008     116,289    4,556,979    4,370,767
   ----------- ----------- ----------- ----------- ------------ ------------

       645,128   1,057,125     391,238     117,357    4,770,253    4,420,529
     1,057,125          --     117,357          --    4,420,529           --
   ----------- ----------- ----------- ----------- ------------ ------------
   $ 1,702,253 $ 1,057,125 $   508,595 $   117,357 $  9,190,782 $  4,420,529
   =========== =========== =========== =========== ============ ============

  The accompanying notes are an integral part of these financial statements.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

First MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of First MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on December 31, 1992 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Met Investors Series Trust ("MIST")
Russell Investment Funds ("Russell")
AIM Variable Insurance Funds ("AIM V.I.")
AllianceBernstein Variable Products Series Fund, Inc ("AllianceBernstein") Putnam Variable Trust ("Putnam VT")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Fidelity Variable Insurance Products ("Fidelity VIP")
Metropolitan Series Fund, Inc. ("MSF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
American Funds Insurance Series ("American Funds")
The Universal Institutional Funds, Inc. ("Van Kampen UIF")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")
Legg Mason Partners Variable Income Trust ("LMPVIT")
Oppenheimer Variable Account Funds ("Oppenheimer")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts were available for investment as of December 31, 2007:

MIST Lord Abbett Growth and Income Sub-Account**
MIST Lord Abbett Bond Debenture Sub-Account**
MIST Lord Abbett Mid-Cap Value Sub-Account**
MIST Oppenheimer Capital Appreciation Sub-Account**
MIST Legg Mason Partners Aggressive Growth Sub-Account**
MIST Van Kampen Mid-Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account**
MIST RCM Technology Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account**
MIST MFS Research International Sub-Account*
MIST Lazard Mid-Cap Sub-Account**
MIST Met/AIM Small-Cap Growth Sub-Account**
MIST Harris Oakmark International Sub-Account
MIST Third Avenue Small-Cap Value Sub-Account**
MIST PIMCO Inflation Protected Bond Sub-Account

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

1. ORGANIZATION -- (Continued)

MIST Neuberger Berman Real Estate Sub-Account**
MIST Turner Mid Cap Growth Sub-Account
MIST Goldman Sachs Mid-Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST Cyclical Growth ETF Sub-Account
MIST Cyclical Growth & Income ETF Sub-Account
MIST Van Kampen Comstock Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Met/AIM Capital Appreciation Sub-Account**
MIST BlackRock High Yield Sub-Account
MIST Janus Forty Sub-Account
MIST MFS Value Sub-Account
MIST Pioneer Fund Sub-Account
MIST Pioneer Strategic Income Sub-Account
MIST Dreman Small Cap Value Sub-Account
MIST BlackRock Large-Cap Core Sub-Account
MIST Strategic Growth and Income Sub-Account
MIST Strategic Conservative Growth Sub-Account
MIST Strategic Growth Sub-Account
MIST Rainier Large Cap Equity Sub-Account
Russell Multi-Style Equity Sub-Account
Russell Aggressive Equity Sub-Account
Russell Non-U.S. Sub-Account
Russell Core Bond Sub-Account
Russell Real Estate Securities Sub-Account
AIM V.I. International Growth Sub-Account
AIM V.I. Global Real Estate Sub-Account*
AllianceBernstein Large-Cap Growth Sub-Account
Putnam VT Growth & Income Sub-Account
Putnam VT Equity Income Sub-Account
Putnam VT Vista Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Developing Markets Securities Sub-Account
FTVIPT Templeton Growth Securities Sub-Account
FTVIPT Templeton Global Income Securities Sub-Account
FTVIPT Franklin Mutual Shares Securities Sub-Account
FTVIPT Franklin Income Securities Sub-Account
FTVIPT Franklin Small Cap Value Securities Sub-Account*
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Mid-Cap Sub-Account
Fidelity VIP Contrafund Sub-Account
MSF MetLife Stock Index Sub-Account

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

1. ORGANIZATION -- (Continued)

MSF FI International Stock Sub-Account
MSF BlackRock Bond Income Sub-Account**
MSF BlackRock Money Market Sub-Account**
MSF Davis Venture Value Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF Jennison Growth Sub-Account
MSF MFS Total Return Sub-Account
MSF Capital Guardian U.S. Equity Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF Western Asset Management U.S. Government Sub-Account
MSF T. Rowe Price Small-Cap Growth Sub-Account
MSF T. Rowe Price Large-Cap Growth Sub-Account
MSF Franklin Templeton Small-Cap Growth Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF FI Large Cap Sub-Account
MSF FI Value Leaders Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
PIMCO VIT High Yield Sub-Account
PIMCO VIT StocksPLUS Growth and Income Sub-Account*
PIMCO VIT Low Duration Sub-Account
Pioneer VCT Mid-Cap Value Sub-Account
American Funds Bond Sub-Account*
American Funds Global Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Growth Sub-Account
American Funds Global Small Capitalization Sub-Account*
Van Kampen UIF Equity and Income Sub-Account
Van Kampen UIF U.S. Mid Cap Value Sub-Account*
Van Kampen UIF U.S. Real Estate Sub-Account
Van Kampen LIT Comstock Sub-Account
Van Kampen LIT Strategic Growth Sub-Account
Van Kampen LIT Growth and Income Sub-Account
LMPVET Small-Cap Growth Sub-Account
LMPVET Investors Sub-Account
LMPVET Equity Index Sub-Account
LMPVET Fundamental Value Sub-Account
LMPVET Appreciation Sub-Account
LMPVET Aggressive Growth Sub-Account
LMPVET Large-Cap Growth Sub-Account
LMPVET Social Awareness Sub-Account
LMPVET Capital and Income Sub-Account
LMPVET Capital Sub-Account
LMPVET Dividend Strategy Sub-Account

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

1. ORGANIZATION -- (Continued)

LMPVET Lifestyle Allocation 50% Sub-Account
LMPVET Lifestyle Allocation 70% Sub-Account
LMPVET Lifestyle Allocation 85% Growth Sub-Account
LMPVIT Global High Yield Bond Sub-Account
LMPVIT Global Equity Sub-Account
LMPVIT Adjustable Rate Income Sub-Account
LMPVIT Money Market Sub-Account
Oppenheimer Main Street Small Cap Sub-Account*

* This Sub-Account had no assets as of December 31, 2007.
**This Sub-Account invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

The following Sub-Accounts ceased operations during the year ended December 31, 2007:

MIST Met/Putnam Capital Opportunities Sub-Account
MIST Lord Abbett America's Value Sub-Account
MIST Pioneer Mid-Cap Value Sub-Account
LMPV Capital and Income Sub-Account
LMPV Growth and Income Sub-Account
LMPVET Multiple Discipline Sub-Account-Large Cap Growth and Value
AIM V.I. Capital Appreciation Sub-Account
DWS Small Cap Growth Sub-Account
LMPV Large Cap Value Sub-Account
LMPV Premier Selections All Cap Growth Sub-Account
MSF MFS Investors Trust Sub-Account
Putnam VT Small Cap Value Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2007:

Name Changes:

Old Name                               New Name
--------                               --------
Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Capital
  Discipline Portfolio--Balanced All     and Income Portfolio
  Cap Growth and Value
Legg Mason Partners Variable           Legg Mason Partners Variable
  Lifestyle Balanced Portfolio           Lifestyle Allocation 50%
Legg Mason Partners Variable           Legg Mason Partners Variable
  Lifestyle High Growth Portfolio        Lifestyle Allocation 85%
Legg Mason Partners Variable           Legg Mason Partners Variable
  Lifestyle Growth Portfolio             Lifestyle Allocation 70%
Legg Mason Partners Variable Social    Legg Mason Partners Variable Social
  Awareness Stock Portfolio              Awareness Portfolio
Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Capital
  Discipline Portfolio--Balanced All     and Income Portfolio
  Cap Growth and Value

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

1. ORGANIZATION -- (Concluded)

Name Changes:

Old Name                               New Name
--------                               --------
Janus Capital Appreciation Portfolio   Janus Forty Portfolio
RCM Global Technology Portfolio        RCM Technology Portfolio
Legg Mason Aggressive Growth Portfolio Legg Mason Partners Aggressive Growth
                                         Portfolio
Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Capital
  Discipline Portfolio--All Cap          Portfolio
  Growth and Value
Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Global
  Discipline Portfolio--Global All       Equity Portfolio
  Cap Growth and Value

Mergers:

Old Name                               New Name
--------                               --------
Legg Mason Partners Variable Capital   Legg Mason Partners Variable Multiple
  and Income Portfolio                   Discipline Portfolio--Balanced All
                                         Cap Growth and Value
Legg Mason Partners Variable Large     Legg Mason Partners Variable
  Cap Value Portfolio                    Investors Portfolio
Legg Mason Partners Variable Growth    Legg Mason Partners Variable Capital
  and Income Portfolio                   Appreciation Portfolio
Legg Mason Partners Variable Premier   Legg Mason Partners Variable
  Selections All Cap Growth Portfolio    Aggressive Growth Portfolio
Lord Abbett America's Value Portfolio  Lord Abbett Bond Debenture Portfolio
Pioneer Mid-Cap Value Portfolio        Lazard Mid-Cap Portfolio
Met/Putnam Capital Opportunities       Lazard Mid-Cap Portfolio
  Portfolio
Legg Mason Partners Variable Multiple  Legg Mason Partners Variable
  Discipline Portfolio--Large Cap        Appreciation Portfolio
  Growth and Value

Substitutions:

Old Name                               New Name
--------                               --------
AIM V.I. Capital Appreciation Fund     Met/AIM Capital Appreciation Portfolio
Putnam VT Small Cap Value Fund         Third Avenue Small Cap Value Portfolio
MFS Investors Trust Series             Capital Guardian U.S. Equity Portfolio
DWS Small Cap Growth VIP               T. Rowe Price Small Cap Growth
                                         Portfolio

This report is prepared for the general information of contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable annuity separate accounts registered as unit investment trusts.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES -- (Continued)


Valuation of Investments

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

Net Transfers

The contract owner has the opportunity to transfer funds between Sub-Accounts within the Separate Account or the fixed account, which is an investment option in the Company's general account.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Adoption of New Accounting Pronouncement

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES -- (Concluded)

recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

Future Adoption of New Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values which are recorded as expenses in the accompanying statement of operations:

   Mortality and Expense Risk--The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative--The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Optional Death Benefit Rider--For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

   Guaranteed Minimum Accumulation Benefit--For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2007:

             Mortality and Expense Risk              0.50% - 1.60%
             -----------------------------------------------------
             Administrative                          0.15% - 0.25%
             -----------------------------------------------------
             Optional Death Benefit Rider            0.15% - 0.20%
             -----------------------------------------------------
             Guaranteed Minimum Accumulation Benefit         1.50%

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $40 is assessed on an annual basis through for Contracts with a value of less than $50,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (Continued)

year or, if less, 2% of the amount transferred, from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For those contract owners who choose optional living benefit riders, these charges range from .25% to .75% of your account value and are charged at each contract anniversary date. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series, or funds in the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS

                                                                            For the year ended
                                               As of December 31, 2007      December 31, 2007
                                               ----------------------  ----------------------------
                                                                          Cost of       Proceeds
                                                 Shares     Cost ($)   Purchases ($) from Sales ($)
                                               ----------  ----------- ------------- --------------
 MIST Lord Abbett Growth and Income
   Sub-Account................................  1,688,703   44,853,932   10,672,258     2,779,672
 MIST Lord Abbett Bond Debenture Sub-Account..  2,113,291   25,933,765    6,155,136     2,395,134
 MIST Lord Abbett Mid-Cap Value Sub-Account...    356,878    7,515,205    4,142,660       968,042
 MIST Met/Putnam Capital Opportunities
   Sub-Account (a)............................         --           --      194,692       662,200
 MIST Oppenheimer Capital Appreciation
   Sub-Account................................  2,502,086   21,354,193    4,602,167     3,610,582
 MIST Legg Mason Partners Aggressive Growth
   Sub-Account................................  1,677,895   12,574,491    3,628,427     1,809,027
 MIST Van Kampen Mid-Cap Growth
   Sub-Account................................    186,113    2,016,671    1,686,985        59,262
 MIST PIMCO Total Return Sub-Account..........  3,625,966   42,048,744   16,788,152     2,868,122
 MIST RCM Global Technology Sub-Account.......    834,275    4,169,632    1,562,606       614,654
 MIST T. Rowe Price Mid-Cap Growth
   Sub-Account................................  2,008,328   16,231,782    4,488,162     2,008,840
 MIST MFS Research International Sub-Account..  2,537,442   32,790,750   14,687,733     1,856,861
 MIST Lazard Mid-Cap Sub-Account..............    873,325   11,709,544    6,787,535     2,367,956
 MIST Met/AIM Small-Cap Growth Sub-Account....  1,031,946   13,217,765    3,263,602     2,198,486
 MIST Harris Oakmark International Sub-Account  2,532,553   40,922,414   15,166,392     4,683,699
 MIST Third Avenue Small-Cap Value
   Sub-Account................................  1,879,450   28,871,076    8,311,512     3,587,970
 MIST PIMCO Inflation Protected Bond
   Sub-Account................................  2,646,828   27,940,643    6,367,086     3,450,144
 MIST Lord Abbett America's Value (a).........         --           --       14,952       159,315
 MIST Neuberger Berman Real Estate
   Sub-Account................................    993,825   15,027,412    7,201,862     1,928,229
 MIST Turner Mid Cap Growth Sub-Account.......    548,484    6,764,403    2,608,758     1,011,565
 MIST Goldman Sachs Mid-Cap Value
   Sub-Account................................  1,477,627   19,922,151    7,990,674     2,676,063
 MIST MetLife Defensive Strategy Sub-Account..  4,759,877   51,234,159   25,497,950    15,627,025
 MIST MetLife Moderate Strategy Sub-Account... 11,612,476  127,876,146   47,290,666    11,448,536
 MIST MetLife Balanced Strategy Sub-Account... 26,149,889  296,285,501   99,524,106    12,084,668
 MIST MetLife Growth Strategy Sub-Account..... 30,600,143  363,274,716  139,214,180    23,490,152
 MIST MetLife Aggressive Strategy Sub-Account.  5,932,581   72,887,146   31,535,284     5,865,713
 MIST Cyclical Growth ETF Sub-Account.........    163,574    1,790,559      559,372        41,681
 MIST Cyclical Growth & Income ETF
   Sub-Account................................    139,642    1,547,113      525,902        22,962
 MIST Van Kampen Comstock Sub-Account.........  1,077,309   12,544,898    8,635,564     1,422,772
 MIST Legg Mason Value Equity Sub-Account.....    779,803    8,396,081    3,657,885       946,331
 MIST MFS Emerging Markets Equity
   Sub-Account................................    635,542    7,716,434    6,714,184       656,838
 MIST Loomis Sayles Global Markets
   Sub-Account................................    686,044    8,201,205    7,311,168       624,742

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS -- (Continued)

                                                                              For the year ended
                                                 As of December 31, 2007      December 31, 2007
                                                 ----------------------- ----------------------------
                                                                            Cost of       Proceeds
                                                  Shares      Cost ($)   Purchases ($) from Sales ($)
                                                  ---------  ----------  ------------- --------------
 MIST Met/AIM Capital Appreciation Sub-Account..    33,036      385,667      238,589        164,810
 MIST BlackRock High Yield Sub-Account..........   117,318      971,939      918,930         10,089
 MIST Janus Forty Sub-Account...................    17,547    1,311,195    1,392,766        204,595
 MIST MFS Value Sub-Account.....................   126,955    1,893,525    1,697,118        214,368
 MIST Pioneer Fund Sub-Account..................    47,263      696,961      484,578         37,850
 MIST Pioneer Mid-Cap Value Sub-Account (a).....        --           --      313,388      1,011,138
 MIST Pioneer Strategic Income Sub-Account......   759,784    7,343,469    4,223,483        551,094
 MIST Dreman Small Cap Value Sub-Account........   241,183    3,334,388    2,811,477        273,742
 MIST BlackRock Large-Cap Core Sub-Account......    38,485      425,552      481,035        191,938
 MIST Strategic Growth and Income Sub-Account...    58,268      624,360      458,009        416,929
 MIST Strategic Conservative Growth Sub-Account.   163,840    1,699,641      470,808         41,119
 MIST Strategic Growth Sub-Account..............   118,531    1,287,245      564,455         29,018
 MIST Rainier Large Cap Equity Sub-Account (b)..    42,108      411,735      412,378            668
 Russell Multi-Style Equity Sub-Account.........    11,981      142,685        9,785         40,935
 Russell Aggressive Equity Subaccount...........     2,823       34,740        5,387          7,947
 Russell Non-U.S. Sub-Account...................     2,312       24,507        8,616         24,550
 Russell Core Bond Sub-Account..................    27,209      279,167       16,681         31,833
 Russell Real Estate Securities Sub-Account.....     4,402       59,388       11,905         12,386
 AIM V.I. International Growth Sub-Account......    12,131      357,530      245,055         24,938
 AllianceBernstein Large-Cap Growth Sub-Account.     1,610       43,751       41,200          1,471
 Putnam VT Growth & Income Sub-Account..........     6,672      166,730       45,418         58,181
 Putnam VT Equity Income Sub-Account............     5,460       78,499       29,747         26,008
 Putnam VT Vista Sub-Account....................    15,978      246,244       25,724        229,771
 FTVIPT Templeton Foreign Securities Sub-Account   802,267   14,807,883    9,369,675        795,355
 FTVIPT Templeton Developing Markets Securities
   Sub-Account..................................   650,383    8,831,386    5,482,156        956,472
 FTVIPT Templeton Growth Securities Sub-Account.    63,044    1,000,215      819,524         41,491
 FTVIPT Franklin Mutual Shares Securities
   Sub-Account..................................   108,851    2,247,985    1,801,855        126,637
 FTVIPT Franklin Income Securities Sub-Account..   967,593   16,809,725   12,587,856        381,978
 Fidelity VIP Equity-Income Sub-Account.........     2,434       58,762        5,835          1,364
 Fidelity VIP Mid-Cap Sub-Account...............    35,865    1,229,548    1,004,667        128,391
 Fidelity VIP Contrafund Sub-Account............   542,547   17,051,639   10,742,858        599,780
 MSF MetLife Stock Index Subaccount.............   564,261   18,913,986    6,573,253      2,972,732
 MSF FI International Stock Sub-Account.........    39,456      532,300      210,448         99,664
 MSF BlackRock Bond Income Sub-Account..........    38,049    4,093,806    3,494,778        164,764
 MSF BlackRock Money Market Sub-Account.........   266,714   26,671,242   56,677,205     51,483,387
 MSF Davis Venture Value Sub-Account............ 1,658,302   49,205,196   11,031,428      3,385,959
 MSF Harris Oakmark Focused Value Sub-Account...    81,773   19,448,144    5,353,209      2,616,258
 MSF Jennison Growth Sub-Account................ 1,526,965   17,337,547    4,767,095      1,821,909
 MSF MFS Total Return Sub-Account...............    55,359    8,421,715    5,238,455        295,404
 MSF Capital Guardian U.S. Equity Sub-Account...    61,353      762,750       88,207         54,701

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS -- (Continued)

                                                                              For the year ended
                                                 As of December 31, 2007      December 31, 2007
                                                 ----------------------- ----------------------------
                                                                            Cost of       Proceeds
                                                 Shares      Cost ($)    Purchases ($) from Sales ($)
                                                  -------    ----------  ------------- --------------
 MSF Western Asset Management Strategic Bond
   Opportunities Sub-Account....................   2,266        28,221         2,704        49,865
 MSF Western Asset Management U.S. Government
   Sub-Account.................................. 434,879     5,311,143     4,036,687     1,729,959
 MSF T. Rowe Price Small-Cap Growth Sub-Account.   5,258        66,593         1,243         1,417
 MSF T. Rowe Price Large-Cap Growth Sub-Account.  68,031       972,255       216,133       162,531
 MSF Franklin Templeton Small Cap Growth
   Sub-Account..................................  25,253       265,097        30,079        44,941
 MSF BlackRock Strategic Value Sub-Account......   1,543        26,106         4,866           301
 MSF Oppenheimer Global Equity Sub-Account......  19,232       333,236       297,457        28,443
 MSF FI Large Cap Sub-Account...................  30,785       453,519       333,148        21,057
 MSF FI Value Leaders Sub-Account...............   1,600       312,707       151,791        20,181
 MSF MetLife Aggressive Allocation Sub-Account.. 101,161     1,233,363       810,739        22,815
 MSF MetLife Conservative Allocation Sub-Account  58,850       621,024        48,360        26,870
 MSF MetLife Conservative to Moderate Allocation
   Sub-Account..................................  86,154       981,453       896,530        64,593
 MSF MetLife Moderate Allocation Sub-Account.... 771,717     8,958,984     6,287,428       150,045
 MSF MetLife Moderate to Aggressive Allocation
   Sub-Account.................................. 414,614     4,921,169     2,566,393       131,461
 PIMCO VIT High Yield Sub-Account...............  16,071       131,240        12,991        16,611
 PIMCO VIT Low Duration Sub-Account.............  11,455       117,086         9,625        11,310
 Pioneer VCT Mid Cap Value Sub-Account..........  44,918       926,334       799,033        76,241
 American Funds Global Growth Sub-Account....... 708,529    16,733,129    12,424,257       592,904
 American Funds Growth-Income Sub-Account....... 469,124    19,852,544    13,067,973       123,756
 American Funds Growth Sub-Account.............. 408,797    26,525,935    17,912,845       669,064
 Van Kampen UIF Equity and Income Sub-Account... 323,242     4,865,824     3,666,757       306,400
 Van Kampen UIF U.S. Real Estate Sub-Account....  94,570     2,601,082     2,303,068       345,424
 Van Kampen LIT Comstock Sub-Account............ 134,051     1,959,429     1,628,890       113,052
 Van Kampen LIT Strategic Growth Sub-Account....   8,460       247,608       114,300        52,609
 Van Kampen LIT Growth and Income Sub-Account...  73,173     1,582,012     1,198,324        92,048
 LMPVET Small-Cap Growth Sub-Account............  98,518     1,443,144       626,802       245,061
 LMPVET Investors Sub-Account...................  21,670       367,626       270,895        44,610
 LMPV Capital and Income Sub-Account (a)........      --            --       815,819     1,530,278
 LMPVET Equity Index Sub-Account................ 155,447     5,358,648     3,278,375       825,037
 LMPVET Fundamental Value Sub-Account........... 239,254     5,510,872     3,613,537       265,581
 LMPVET Appreciation Sub-Account................ 187,181     5,168,185     4,360,292       780,393
 LMPV Growth and Income Sub-Account (a).........      --            --       314,846       521,152
 LMPVET Aggressive Growth Sub-Account........... 642,274    10,273,251     5,331,678       247,417
 LMPVET Large-Cap Growth Sub-Account............  30,047       497,554       436,380        98,175
 LMPV Large-Cap Value Sub-Account (a)...........      --            --        44,115       181,830
 LMPVET Social Awareness Sub-Account............     426        10,815         4,403           266
 LMPVET Capital and Income Sub-Account (1)...... 559,561     7,961,531     6,120,955       272,860
 LMPVET Capital Sub-Account.....................  95,749     1,590,495     1,225,202       133,312

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                               For the year ended
                                                  As of December 31, 2007      December 31, 2007
                                                  ----------------------- ----------------------------
                                                                             Cost of       Proceeds
                                                   Shares     Cost ($)    Purchases ($) from Sales ($)
                                                   ---------   ---------  ------------- --------------
 LMPVET Multiple Discipline Sub-Account-Large Cap
   Growth and Value (c)..........................        --          --       140,937       164,061
 LMPVET Dividend Strategy Sub-Account............    51,533     535,526       500,646       110,890
 LMPVET Lifestyle Allocation 50% Sub-Account.....    73,646     943,744       861,803       129,354
 LMPVET Lifestyle Allocation 70% Sub-Account.....    24,780     288,417       295,723        13,061
 LMPVET Lifestyle Allocation 85% Sub-Account.....    11,484     157,216       161,732         5,950
 LMPVIT Global High Yield Bond Sub-Account.......   409,024   4,042,587     2,891,327       129,065
 LMPVIT Global Equity Sub-Account................    95,539   1,689,066       768,996        90,586
 LMPVIT Adjustable Rate Income Sub-Account.......    53,380     537,557       434,193        17,513
 LMPVIT Money Market Sub-Account................. 9,191,180   9,191,180    10,264,874     5,494,310

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS
  For the years ended December 31, 2007 and 2006

                                MIST Lord Abbett    MIST Lord Abbett        MIST Lord Abbett
                                Growth and Income    Bond Debenture           Mid-Cap Value
                                   Sub-Account         Sub-Account             Sub-Account
                               ------------------- ---------------------- ---------------------
                                 2007      2006      2007        2006        2007       2006
                                 ----      ----       ----        ----       ----       ----
Units beginning of year.......   738,630   613,017 1,228,977   1,161,736      172,728    61,418
Units issued and transferred
  from other funding options..   225,573   213,776   352,597     230,209      132,798   127,150
Units redeemed and transferred
  to other funding options.... (115,363)  (88,163) (199,646)   (162,968)     (48,271)  (15,840)
                               --------- ---------  ---------  ---------  ----------- ---------
Units end of year.............   848,840   738,630 1,381,928   1,228,977      257,255   172,728
                               ========= =========  =========  =========  =========== =========

                                 MIST Van Kampen       MIST PIMCO               MIST RCM
                                 Mid-Cap Growth       Total Return             Technology
                                   Sub-Account         Sub-Account             Sub-Account
                               ------------------- ---------------------- ---------------------
                                 2007      2006      2007        2006        2007       2006
                                 ----      ----       ----        ----       ----       ----
Units beginning of year.......    39,178    23,110 2,293,346   1,506,218      739,279   566,844
Units issued and transferred
  from other funding options..   135,422    18,031 1,605,166   1,036,134      332,312   251,028
Units redeemed and transferred
  to other funding options....   (6,835)   (1,963) (534,317)   (249,006)    (183,434)  (78,593)
                               --------- ---------  ---------  ---------  ----------- ---------
Units end of year.............   167,765    39,178 3,364,195   2,293,346      888,157   739,279
                               ========= =========  =========  =========  =========== =========

                                  MIST Met/AIM         MIST Harris          MIST Third Avenue
                                Small-Cap Growth   Oarkmark International    Small-Cap Value
                                   Sub-Account         Sub-Account             Sub-Account
                               ------------------- ---------------------- ---------------------
                                 2007      2006      2007        2006        2007       2006
                                 ----      ----       ----        ----       ----       ----
Units beginning of year.......   890,085   804,060 1,878,405   1,495,693    1,548,781 1,233,981
Units issued and transferred
  from other funding options..   278,576   234,966   839,207     716,089      515,741   479,052
Units redeemed and transferred
  to other funding options.... (211,882) (148,941) (465,937)   (333,377)    (344,920) (164,252)
                               --------- ---------  ---------  ---------  ----------- ---------
Units end of year.............   956,779   890,085 2,251,675   1,878,405    1,719,602 1,548,781
                               ========= =========  =========  =========  =========== =========

                                   MIST Turner     MIST Goldman Sachs         MIST MetLife
                                 Mid-Cap Growth       Mid-Cap Value        Defensive Strategy
                                   Sub-Account         Sub-Account             Sub-Account
                               ------------------- ---------------------- ---------------------
                                 2007      2006      2007        2006        2007       2006
                                 ----      ----       ----        ----       ----       ----
Units beginning of year.......   438,391   335,209 1,060,750     748,084    3,865,426 1,508,431
Units issued and transferred
  from other funding options..   199,839   174,175   544,951     502,040    2,434,458 2,692,618
Units redeemed and transferred
  to other funding options....  (99,592)  (70,993) (294,941)   (189,374)  (1,659,977) (335,623)
                               --------- ---------  ---------  ---------  ----------- ---------
Units end of year.............   538,638   438,391 1,310,760   1,060,750    4,639,907 3,865,426
                               ========= =========  =========  =========  =========== =========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

        MIST Met/Putnam          MIST Oppenheimer         MIST Legg Mason
     Capital Opportunities     Capital Appreciation   Partners Aggressive Growth
          Sub-Account               Sub-Account             Sub-Account
     ------------------------ ----------------------- --------------------------
      2007 (a)       2006        2007        2006        2007          2006
       --------       ----       ----        ----         ----          ----
          23,746       7,503    2,427,342   2,138,330   1,487,231     1,268,613

           8,487      16,730      502,636     541,769     410,576       416,286

        (32,233)       (487)    (511,006)   (252,757)   (295,191)     (197,668)
      -----------  ---------  ----------- -----------  -----------  -----------
              --      23,746    2,418,972   2,427,342   1,602,616     1,487,231
      ===========  =========  =========== ===========  ===========  ===========

      MIST T. Rowe Price             MIST MFS               MIST Lazard
        Mid-Cap Growth        Research International          Mid-Cap
          Sub-Account               Sub-Account             Sub-Account
     ------------------------ ----------------------- --------------------------
        2007         2006        2007        2006        2007          2006
         ----         ----       ----        ----         ----          ----
       1,797,997   1,308,056    1,526,158   1,127,580     458,517       444,232

         608,212     760,907      862,898     660,867     413,488        88,227

       (391,730)   (270,966)    (334,127)   (262,289)   (187,174)      (73,942)
      -----------  ---------  ----------- -----------  -----------  -----------
       2,014,479   1,797,997    2,054,929   1,526,158     684,831       458,517
      ===========  =========  =========== ===========  ===========  ===========

          MIST PIMCO             MIST Lord Abbett      MIST Neuberger Berman
     Inflation Protected Bond     America's Value           Real Estate
          Sub-Account               Sub-Account             Sub-Account
     ------------------------ ----------------------- --------------------------
        2007         2006      2007 (a)      2006        2007          2006
         ----         ----     --------      ----         ----          ----
       2,171,062   2,063,635        8,887       7,280     625,172       425,688

         772,267     527,032          163       1,915     446,411       300,239

       (524,950)   (419,605)      (9,050)       (308)   (210,471)     (100,755)
      -----------  ---------  ----------- -----------  -----------  -----------
       2,418,379   2,171,062           --       8,887     861,112       625,172
      ===========  =========  =========== ===========  ===========  ===========

         MIST MetLife              MIST MetLife            MIST MetLife
       Moderate Strategy         Balanced Strategy        Growth Strategy
          Sub-Account               Sub-Account             Sub-Account
     ------------------------ ----------------------- --------------------------
        2007         2006        2007        2006        2007          2006
         ----         ----       ----        ----         ----          ----
       8,561,073   4,506,020   19,173,566  11,206,666  22,007,855    12,697,225

       4,483,289   4,938,235    9,119,027  10,316,085  11,676,647    10,366,735

     (1,773,757)   (883,182)  (2,808,136) (2,349,185) (3,637,962)   (1,056,105)
      -----------  ---------  ----------- -----------  -----------  -----------
      11,270,605   8,561,073   25,484,457  19,173,566  30,046,540    22,007,855
      ===========  =========  =========== ===========  ===========  ===========

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Continued)
  For the years ended December 31, 2007 and 2006

                                                                             MIST Cyclical
                               MIST MetLife Aggressive MIST Cyclical Growth Growth & Income ETF
                               Strategy Sub-Account     ETF Sub-Account       Sub-Account
                               ----------------------- -------------------- -------------------
                                 2007        2006        2007       2006      2007      2006
                                  ----        ----        ----      ----       ----      ----
Units beginning of year....... 4,032,224   1,961,998    120,406     11,292    96,081        --
Units issued and transferred
  from other funding options.. 2,249,799   2,366,420     47,235    109,281    45,745    96,083
Units redeemed and transferred
  to other funding options.... (594,223)   (296,194)    (1,859)      (167)     (302)       (2)
                                ---------   ---------   --------  --------   --------  -------
Units end of year............. 5,687,800   4,032,224    165,782    120,406   141,525    96,081
                                =========   =========   ========  ========   ========  =======

                               MIST Loomis Sayles        MIST Met/AIM        MIST BlackRock
                                 Global Markets        Capital Appreciation    High Yield
                                   Sub-Account            Sub-Account         Sub-Account
                               ----------------------- -------------------- -------------------
                                 2007        2006        2007       2006      2007      2006
                                  ----        ----        ----      ----       ----      ----
Units beginning of year.......   144,971          --     25,748     10,598     4,049        --
Units issued and transferred
  from other funding options..   633,786     152,970     66,025     16,640    54,780     4,049
Units redeemed and transferred
  to other funding options....  (79,605)     (7,999)   (16,241)    (1,490)     (551)        --
                                ---------   ---------   --------  --------   --------  -------
Units end of year.............   699,151     144,971     75,532     25,748    58,278     4,049
                                =========   =========   ========  ========   ========  =======

                                  MIST Pioneer           MIST Pioneer         MIST Dreman
                                  Mid-Cap Value        Strategic Income     Small Cap Value
                                   Sub-Account            Sub-Account         Sub-Account
                               ----------------------- -------------------- -------------------
                               2007 (a)      2006        2007       2006      2007      2006
                                --------      ----        ----      ----       ----      ----
Units beginning of year.......    62,109          --    194,292         --    60,240        --
Units issued and transferred
  from other funding options..    14,912      62,325    246,842    205,832   209,847    63,122
Units redeemed and transferred
  to other funding options....  (77,021)       (216)   (50,287)   (11,540)  (24,559)   (2,882)
                                ---------   ---------   --------  --------   --------  -------
Units end of year.............        --      62,109    390,847    194,292   245,528    60,240
                                =========   =========   ========  ========   ========  =======

                                 MIST Strategic      MIST Rainier      Russell
                                     Growth        Large Cap Equity Multi-Style Equity
                                   Sub-Account       Sub-Account     Sub-Account
                               ------------------- ---------------- ------------------
                                 2007      2006        2007 (b)      2007      2006
                                 ----      ----        --------       ----      ----
Units beginning of year.......    72,449        --          --       22,268   22,238
Units issued and transferred
  from other funding options..    43,595    72,449      42,237           --       49
Units redeemed and transferred
  to other funding options....   (1,480)        --        (61)      (3,821)     (19)
                               --------- ---------      ------       -------   ------
Units end of year.............   114,564    72,449      42,176       18,447   22,268
                               ========= =========      ======       =======   ======

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

             MIST Van Kampen    MIST Legg Mason       MIST MFS
                 Comstock         Value Equity    Emerging Markets Equity
               Sub-Account        Sub-Account        Sub-Account
            ------------------ ------------------ -----------------------
              2007      2006     2007      2006     2007        2006
              ----      ----     ----      ----       ----        ----
              473,672   92,205   538,300    2,896   159,951         --

              748,979  432,246   394,000  590,960   595,434    168,806

            (165,956) (50,779) (139,659) (55,556) (107,766)    (8,855)
            --------- -------- --------- --------  ---------    -------
            1,056,695  473,672   792,641  538,300   647,619    159,951
            ========= ======== ========= ========  =========    =======

                   MIST             MIST MFS            MIST
               Janus Forty           Value          Pioneer Fund
               Sub-Account        Sub-Account        Sub-Account
            ------------------ ------------------ -----------------------
              2007      2006     2007      2006     2007        2006
              ----      ----     ----      ----       ----        ----
                1,236       --    25,279       --    13,904         --

               10,804    1,236   103,583   25,573    24,858     13,918

              (1,773)       --  (14,463)    (294)   (1,939)       (14)
            --------- -------- --------- --------  ---------    -------
               10,267    1,236   114,399   25,279    36,823     13,904
            ========= ======== ========= ========  =========    =======

              MIST BlackRock     MIST Strategic    MIST Strategic
              Large-Cap Core   Growth and Income  Conservative Growth
               Sub-Account        Sub-Account        Sub-Account
            ------------------ ------------------ -----------------------
              2007      2006     2007      2006     2007        2006
              ----      ----     ----      ----       ----        ----
               12,560       --    56,588       --   123,816         --

               40,498   12,575    40,226   56,588    38,686    123,816

             (16,187)     (15)  (40,069)       --   (1,569)         --
            --------- -------- --------- --------  ---------    -------
               36,871   12,560    56,745   56,588   160,933    123,816
            ========= ======== ========= ========  =========    =======

                 Russell            Russell            Russell
            Aggressive Equity       Non-U.S.          Core Bond
               Sub-Account        Sub-Account        Sub-Account
            ------------------ ------------------ -----------------------
              2007      2006     2007      2006     2007        2006
              ----      ----     ----      ----       ----        ----
                3,030    3,032     3,995    4,134    21,347     21,169

                    9       20        --       33       170        212

                (492)     (22)   (1,773)    (172)   (2,043)       (34)
            --------- -------- --------- --------  ---------    -------
                2,547    3,030     2,222    3,995    19,474     21,347
            ========= ======== ========= ========  =========    =======

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Continued)
  For the years ended December 31, 2007 and 2006

                                        Russell               AIM V.I.         AllianceBernstein
                                  Real Estate Securities International Growth  Large-Cap Growth
                                      Sub-Account            Sub-Account          Sub-Account
                                  ---------------------- -------------------  -------------------
                                    2007        2006       2007       2006      2007      2006
                                     ----        ----      ----       ----      ----      ----
Units beginning of year..........     2,667       2,699      6,542      5,955       119        --
Units issued and transferred
  from other funding options.....        23          --     13,590      4,297     1,196       119
Units redeemed and transferred to
  other funding options..........     (323)        (32)      (955)    (3,710)      (34)        --
                                   ---------  ---------  ---------  --------- --------- ---------
Units end of year................     2,367       2,667     19,177      6,542     1,281       119
                                   =========  =========  =========  ========= ========= =========

                                                          FTVIPT Templeton
                                   FTVIPT Templeton      Developing Markets    FTVIPT Templeton
                                  Foreign Securities         Securities        Growth Securities
                                      Sub-Account            Sub-Account          Sub-Account
                                  ---------------------- -------------------  -------------------
                                    2007        2006       2007       2006      2007      2006
                                     ----        ----      ----       ----      ----      ----
Units beginning of year..........   362,978      24,853    295,586     38,709    11,905        --
Units issued and transferred
  from other funding options.....   416,926     348,929    308,938    277,642    40,339    13,930
Units redeemed and transferred to
  other funding options..........  (68,690)    (10,804)   (92,089)   (20,765)   (2,649)   (2,025)
                                   ---------  ---------  ---------  --------- --------- ---------
Units end of year................   711,214     362,978    512,435    295,586    49,595    11,905
                                   =========  =========  =========  ========= ========= =========

                                     Fidelity VIP           Fidelity VIP          MSF MetLife
                                        Mid-Cap              Contrafund           Stock Index
                                      Sub-Account            Sub-Account          Sub-Account
                                  ---------------------- -------------------  -------------------
                                    2007        2006       2007       2006      2007      2006
                                     ----        ----      ----       ----      ----      ----
Units beginning of year..........    10,070          --    170,987         -- 1,255,895 1,070,187
Units issued and transferred
  from other funding options.....    25,717      10,456    182,173    175,142   521,410   562,765
Units redeemed and transferred to
  other funding options..........   (4,158)       (386)   (22,239)    (4,155) (278,541) (377,057)
                                   ---------  ---------  ---------  --------- --------- ---------
Units end of year................    31,629      10,070    330,921    170,987 1,498,764 1,255,895
                                   =========  =========  =========  ========= ========= =========

                                       MSF Davis         MSF Harris Oakmark      MSF Jennison
                                     Venture Value          Focused Value           Growth
                                      Sub-Account            Sub-Account          Sub-Account
                                  ---------------------- -------------------  -------------------
                                    2007        2006       2007       2006      2007      2006
                                     ----        ----      ----       ----      ----      ----
Units beginning of year.......... 3,498,617   2,751,510  1,040,267    980,663 1,396,542 1,062,311
Units issued and transferred
  from other funding options..... 1,104,524   1,301,514    241,799    249,492   475,578   515,916
Units redeemed and transferred to
  other funding options.......... (546,649)   (554,407)  (208,832)  (189,888) (266,256) (181,685)
                                   ---------  ---------  ---------  --------- --------- ---------
Units end of year................ 4,056,492   3,498,617  1,073,234  1,040,267 1,605,864 1,396,542
                                   =========  =========  =========  ========= ========= =========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

              Putnam VT                Putnam VT               Putnam VT
           Growth & Income           Equity Income               Vista
             Sub-Account              Sub-Account             Sub-Account
          ------------------------ -------------------- -----------------------
            2007         2006        2007       2006       2007        2006
              ----        ----        ----      ----       ----        ----
            14,830       13,684       4,947      3,446       64,173      76,454

               693        1,164       1,349      1,502        3,740       3,543

           (3,964)         (18)     (1,442)        (1)     (31,815)    (15,824)
            --------    --------    --------  --------  ----------- -----------
            11,559       14,830       4,854      4,947       36,098      64,173
            ========    ========    ========  ========  =========== ===========

           FTVIPT Franklin          FTVIPT Franklin          Fidelity VIP
          Mutual Shares Securities Income Securities         Equity-Income
             Sub-Account              Sub-Account             Sub-Account
          ------------------------ -------------------- -----------------------
            2007         2006        2007       2006       2007        2006
              ----        ----        ----      ----       ----        ----
            25,799           --     112,418         --        3,262       3,059
            74,282       35,610     294,637    115,519           --         224
           (7,211)      (9,811)    (26,091)    (3,101)         (21)        (21)
            --------    --------    --------  --------  ----------- -----------
            92,870       25,799     380,964    112,418        3,241       3,262
            ========    ========    ========  ========  =========== ===========

               MSF FI                MSF BlackRock           MSF BlackRock
          International Stock         Bond Income            Money Market
             Sub-Account              Sub-Account             Sub-Account
          ------------------------ -------------------- -----------------------
            2007         2006        2007       2006       2007        2006
              ----        ----        ----      ----       ----        ----
            26,246       21,458      17,516      1,827    2,096,094   1,164,068
             9,278       12,676      80,057     16,847    6,519,951   3,448,323
           (5,022)      (7,888)     (4,428)    (1,158)  (6,091,949) (2,516,297)
            --------    --------    --------  --------  ----------- -----------
            30,502       26,246      93,145     17,516    2,524,096   2,096,094
            ========    ========    ========  ========  =========== ===========

                                                           MSF Western Asset
               MSF MFS             MSF Capital Guardian  Management Strategic
            Total Return              U.S. Equity         Bond Opportunities
             Sub-Account              Sub-Account             Sub-Account
          ------------------------ -------------------- -----------------------
            2007         2006        2007       2006       2007        2006
              ----        ----        ----      ----       ----        ----
            86,321        3,672      60,688     36,422        3,696       3,670
           118,298       92,845       3,070     42,352           38         632
          (10,752)     (10,196)     (3,428)   (18,086)      (2,373)       (606)
            --------    --------    --------  --------  ----------- -----------
           193,867       86,321      60,330     60,688        1,361       3,696
            ========    ========    ========  ========  =========== ===========

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Continued)
  For the years ended December 31, 2007

                               MSF Western Asset
                                 Management US          MSF T. Rowe Price     MSF T. Rowe Price
                                   Government           Small-Cap Growth      Large-Cap Growth
                                  Sub-Account              Sub-Account           Sub-Account
                               ------------------------ --------------------- ---------------------
                                 2007         2006        2007       2006       2007       2006
                                   ----        ----        ----       ----       ----       ----
Units beginning of year.......   192,698      13,519       5,516      5,989     69,795     28,908
Units issued and transferred
  from other funding options..   261,560     198,067          93        484     14,465     79,685
Units redeemed and transferred
  to other funding options.... (118,440)    (18,888)        (26)      (957)   (10,735)   (38,798)
                                ---------    --------    --------   --------   --------   --------
Units end of year.............   335,818     192,698       5,583      5,516     73,525     69,795
                                =========    ========    ========   ========   ========   ========

                                     MSF FI                  MSF FI              MSF MetLife
                                   Large Cap              Value Leaders       Aggressive Allocation
                                  Sub-Account              Sub-Account           Sub-Account
                               ------------------------ --------------------- ---------------------
                                 2007         2006        2007       2006       2007       2006
                                   ----        ----        ----       ----       ----       ----
Units beginning of year.......     8,734          --       9,168         --     39,044         --
Units issued and transferred
  from other funding options..    18,119       8,735       6,019      9,736     62,866     39,044
Units redeemed and transferred
  to other funding options....     (971)         (1)       (744)      (568)    (1,373)         --
                                ---------    --------    --------   --------   --------   --------
Units end of year.............    25,882       8,734      14,443      9,168    100,537     39,044
                                =========    ========    ========   ========   ========   ========

                               MSF MetLife Moderate         PIMCO VIT             PIMCO VIT
                               to Aggressive Allocation    High Yield           Low Duration
                                  Sub-Account              Sub-Account           Sub-Account
                               ------------------------ --------------------- ---------------------
                                 2007         2006        2007       2006       2007       2006
                                   ----        ----        ----       ----       ----       ----
Units beginning of year.......   218,070          --       9,739      5,517      9,448      8,448
Units issued and transferred
  from other funding options..   210,540     220,098         323      8,991        332      1,954
Units redeemed and transferred
  to other funding options....   (7,511)     (2,028)     (1,085)    (4,769)      (778)      (954)
                                ---------    --------    --------   --------   --------   --------
Units end of year.............   421,099     218,070       8,976      9,739      9,002      9,448
                                =========    ========    ========   ========   ========   ========

                                 American Funds            Van Kampen            Van Kampen
                                     Growth             UIF Equity and Income UIF U.S. Real Estate
                                  Sub-Account              Sub-Account           Sub-Account
                               ------------------------ --------------------- ---------------------
                                 2007         2006        2007       2006       2007       2006
                                   ----        ----        ----       ----       ----       ----
Units beginning of year.......    65,239          --     103,030         --     23,991         --
Units issued and transferred
  from other funding options..   114,883      67,044     238,550    122,894     78,134     27,366
Units redeemed and transferred
  to other funding options....  (13,679)     (1,805)    (27,124)   (19,864)   (16,921)    (3,375)
                                ---------    --------    --------   --------   --------   --------
Units end of year.............   166,443      65,239     314,456    103,030     85,204     23,991
                                =========    ========    ========   ========   ========   ========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

              MSF Franklin Templeton   MSF BlackRock            MSF Oppenheimer
              Small-Cap Growth        Strategic Value            Global Equity
                Sub-Account             Sub-Account               Sub-Account
              ----------------------  ------------------------ -------------------
               2007         2006        2007        2006         2007        2006
                 ----        ----         ----        ----       ----        ----
               26,486       18,768       1,028       1,742        3,382         218
                1,185       20,745         125         151       14,950       3,384
              (3,880)     (13,027)        (15)       (865)      (1,366)       (220)
               -------     --------     --------     -------   --------    --------
               23,791       26,486       1,138       1,028       16,966       3,382
               =======     ========     ========     =======   ========    ========

                MSF MetLife             MSF MetLife               MSF MetLife
              Conservative Allocation Conservative to Moderate Moderate Allocation
                Sub-Account           Allocation Sub-Account      Sub-Account
              ----------------------  ------------------------ -------------------
               2007         2006        2007        2006         2007        2006
                 ----        ----         ----        ----       ----        ----
               55,733           --      13,244          --      251,739          --
                4,499       56,036      77,851      13,244      531,180     276,866
              (1,669)        (303)     (5,000)          --     (13,323)    (25,127)
               -------     --------     --------     -------   --------    --------
               58,563       55,733      86,095      13,244      769,596     251,739
               =======     ========     ========     =======   ========    ========

                  Pioneer              American Funds           American Funds
              VCT Mid-Cap Value        Global Growth             Growth-Income
                Sub-Account             Sub-Account               Sub-Account
              ----------------------  ------------------------ -------------------
               2007         2006        2007        2006         2007        2006
                 ----        ----         ----        ----       ----        ----
                6,585           --     209,756          --       67,192          --
               22,427        6,676     471,133     213,113      118,528      71,319
              (2,709)         (91)    (56,911)     (3,357)      (8,017)     (4,127)
               -------     --------     --------     -------   --------    --------
               26,303        6,585     623,978     209,756      177,704      67,192
               =======     ========     ========     =======   ========    ========

                 Van Kampen              Van Kampen               Van Kampen
                LIT Comstock          LIT Strategic Growth     LIT Growth and Income
                Sub-Account             Sub-Account               Sub-Account
              ----------------------  ------------------------ -------------------
               2007         2006        2007        2006         2007        2006
                 ----        ----         ----        ----       ----        ----
               29,778           --      38,312          --       35,031          --
              103,922       30,927      22,482      39,513       83,385      40,760
              (8,522)      (1,149)    (10,101)     (1,201)      (8,862)     (5,729)
               -------     --------     --------     -------   --------    --------
              125,178       29,778      50,693      38,312      109,554      35,031
               =======     ========     ========     =======   ========    ========

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Concluded)
  For the years ended December 31, 2007 and 2006

                                       LMPVET                 LMPVET                       LMPV
                                  Small-Cap Growth           Investors              Capital and Income
                                     Sub-Account            Sub-Account                Sub-Account
                                  ---------------------- -------------------------- ----------------------
                                    2007        2006       2007          2006       2007 (a)      2006
                                     ----        ----        ----          ----      --------      ----
Units beginning of year..........   82,352          --      8,665            --        60,594         --
Units issued and transferred from
  other funding options..........   40,115      83,631     14,798         8,668        66,843     71,975
Units redeemed and transferred to
  other funding options.......... (18,255)     (1,279)    (2,349)           (3)     (127,437)   (11,381)
                                   --------    --------    --------      --------    ---------   --------
Units end of year................  104,212      82,352     21,114         8,665            --     60,594
                                   ========    ========    ========      ========    =========   ========

                                        LMPV                  LMPVET                      LMPVET
                                  Growth and Income      Aggressive Growth           Large-Cap Growth
                                     Sub-Account            Sub-Account                Sub-Account
                                  ---------------------- -------------------------- ----------------------
                                  2007 (a)      2006       2007          2006         2007        2006
                                   --------      ----        ----          ----        ----        ----
Units beginning of year..........   19,100          --    402,453            --        11,283         --
Units issued and transferred from
  other funding options..........   31,267      19,325    426,475       435,224        30,299     11,325
Units redeemed and transferred to
  other funding options.......... (50,367)       (225)   (51,924)      (32,771)       (6,711)       (42)
                                   --------    --------    --------      --------    ---------   --------
Units end of year................       --      19,100    777,004       402,453        34,871     11,283
                                   ========    ========    ========      ========    =========   ========

                                       LMPVET            LMPVET Multiple Discipline       LMPVET
                                       Capital           Sub-Account-Large Cap      Dividend Strategy
                                     Sub-Account         Growth and Value              Sub-Account
                                  ---------------------- -------------------------- ----------------------
                                    2007        2006     2007 (c)        2006         2007        2006
                                     ----        ----      --------        ----        ----        ----
Units beginning of year..........   30,227          --      1,896            --        14,850         --
Units issued and transferred from
  other funding options..........   68,592      33,300      8,134         4,041        52,169     18,379
Units redeemed and transferred to
  other funding options..........  (7,961)     (3,073)   (10,030)       (2,145)      (12,508)    (3,529)
                                   --------    --------    --------      --------    ---------   --------
Units end of year................   90,858      30,227         --         1,896        54,511     14,850
                                   ========    ========    ========      ========    =========   ========

                                       LMPVIT                 LMPVIT                      LMPVIT
                                  Global High Yield Bond   Global Equity            Adjustable Rate Income
                                     Sub-Account            Sub-Account                Sub-Account
                                  ---------------------- -------------------------- ----------------------
                                    2007        2006       2007          2006         2007        2006
                                     ----        ----        ----          ----        ----        ----
Units beginning of year..........   77,538          --     59,137            --        11,506         --
Units issued and transferred from
  other funding options..........  168,705      88,893     38,400        59,553        39,864     11,513
Units redeemed and transferred to
  other funding options.......... (16,048)    (11,355)    (5,118)         (416)       (1,382)        (7)
                                   --------    --------    --------      --------    ---------   --------
Units end of year................  230,195      77,538     92,419        59,137        49,988     11,506
                                   ========    ========    ========      ========    =========   ========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.
(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

                   LMPVET                 LMPVET                   LMPVET
                Equity Index         Fundamental Value          Appreciation
                 Sub-Account           Sub-Account               Sub-Account
            ------------------------ ------------------------ ------------------------
               2007         2006       2007        2006         2007         2006
                ----         ----        ----        ----         ----        ----
                110,285          --    63,532          --       50,231           --
                104,190     131,202   101,266      73,165      134,752       62,886
               (26,312)    (20,917)  (13,410)     (9,633)     (30,781)     (12,655)
             -----------  ---------    --------     -------     --------    --------
                188,163     110,285   151,388      63,532      154,202       50,231
             ===========  =========    ========     =======     ========    ========

                    LMPV                  LMPVET                   LMPVET
               Large-Cap Value       Social Awareness         Capital and Income
                 Sub-Account           Sub-Account             Sub-Account (1)
            ------------------------ ------------------------ ------------------------
             2007 (a)       2006       2007        2006         2007         2006
              --------       ----        ----        ----         ----        ----
                  5,283          --       260          --      147,857           --
                  1,745       5,407        94         260      363,493      149,280
                (7,028)       (124)       (3)          --     (19,720)      (1,423)
             -----------  ---------    --------     -------     --------    --------
                     --       5,283       351         260      491,630      147,857
             ===========  =========    ========     =======     ========    ========

                   LMPVET                 LMPVET                   LMPVET
            Lifestyle Allocation 50% Lifestyle Allocation 70% Lifestyle Allocation 85%
                 Sub-Account           Sub-Account               Sub-Account
            ------------------------ ------------------------ ------------------------
               2007         2006       2007        2006         2007         2006
                ----         ----        ----        ----         ----        ----
                 13,022          --       351          --           93           --
                 51,851      17,169    19,691         351       10,392           93
                (8,199)     (4,147)     (801)          --        (352)           --
             -----------  ---------    --------     -------     --------    --------
                 56,674      13,022    19,241         351       10,133           93
             ===========  =========    ========     =======     ========    ========

                   LMPVIT
                Money Market
                 Sub-Account
            ------------------------
               2007         2006
                ----         ----
                340,316          --
              1,391,467     757,513
            (1,045,584)   (417,197)
             -----------  ---------
                686,199     340,316
             ===========  =========

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                               Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                Lowest to        Net         Income        Lowest to        Lowest to
                                     Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                   ---------- --------------- ----------- ------------  ---------------  -----------------
  MIST Lord Abbett Growth     2007    848,840   55.87 - 63.24  48,452,860     0.85        0.75 - 1.95          1.71 - 2.94
   and Income Sub-Account     2006    738,630   47.17 - 61.44  41,381,558     1.44        0.75 - 2.30        15.11 - 16.91
                              2005    613,017   40.97 - 52.55  29,674,712     0.83        0.75 - 2.30          1.05 - 2.62
                              2004    686,692   46.90 - 51.21  32,672,292     0.47        0.75 - 1.75        10.47 - 11.51
                              2003    324,168   42.25 - 43.71  13,905,959     2.30        0.85 - 1.95        24.23 - 29.63

  MIST Lord Abbett Bond       2007  1,381,928   18.74 - 20.75  26,501,097     5.06        0.75 - 1.95          4.48 - 5.75
   Debenture Sub-Account      2006  1,228,977   17.79 - 19.63  22,493,452     6.46        0.75 - 1.95          7.05 - 8.33
                              2005  1,161,736   16.75 - 18.12  19,808,005     4.08        0.75 - 1.95        (0.46) - 0.74
                              2004  1,412,729   16.83 - 17.98  24,113,965     3.90        0.75 - 1.95          6.07 - 7.00
                              2003    880,323   15.87 - 15.34  14,115,330    15.10        0.85 - 1.95         9.17 - 18.15

  MIST Lord Abbett Mid-Cap    2007    257,255   26.10 - 29.40   6,954,577     0.64        0.75 - 1.90      (1.30) - (0.16)
   Value Sub-Account          2006    172,728   25.47 - 29.45   4,731,948     0.38        0.75 - 2.30         9.63 - 11.34
                              2005     61,418   23.23 - 26.45   1,551,929     0.53        0.75 - 2.30          5.60 - 7.24
                              2004     50,979   23.34 - 24.66   1,209,894     3.20        0.75 - 1.50        16.43 - 23.09
                              2003     40,042   19.32 - 19.60     775,315     5.88        0.85 - 1.40        24.13 - 24.81

  MIST Met/Putnam Capital     2007         --              --          --     0.10        0.75 - 2.25          8.54 - 8.96
   Opportunities              2006     23,746   16.42 - 20.65     451,561     0.06        0.75 - 2.25        12.08 - 13.77
   Sub-Account (a)            2005      7,503   14.65 - 17.91     133,972     0.28        1.40 - 2.25          7.35 - 8.97
                              2004      8,868   14.57 - 16.50     145,824       --        1.40 - 1.50        16.46 - 16.89
                              2003      8,244   14.02 - 14.22     115,389       --        0.85 - 1.40        26.50 - 27.19

  MIST Oppenheimer Capital    2007  2,418,972    9.95 - 12.72  24,671,347       --        0.75 - 1.95        12.07 - 13.43
   Appreciation Sub-Account   2006  2,427,342    8.88 - 11.27  22,004,158     0.08        0.75 - 1.95          5.54 - 6.81
                              2005  2,138,330    8.41 - 10.60  18,310,436       --        1.40 - 1.95          2.70 - 3.93
                              2004  2,451,425    8.19 - 10.24  20,371,884     8.26        1.40 - 1.95          4.34 - 5.56
                              2003  1,122,087     7.85 - 7.97   8,893,967    41.41        1.30 - 1.95        21.23 - 21.75

  MIST Legg Mason Partners    2007  1,602,616    7.57 - 10.90  12,451,979       --        1.30 - 1.95          0.28 - 1.17
   Aggressive Growth          2006  1,487,231    7.55 - 10.77  11,494,590       --        1.30 - 1.95      (3.63) - (3.00)
   Sub-Account                2005  1,268,613    7.84 - 11.10  10,148,495       --        1.40 - 1.95        11.39 - 12.27
                              2004  1,640,597     7.03 - 9.89  11,745,335       --        1.40 - 1.95          6.34 - 7.04
                              2003    633,579     6.61 - 6.72   4,231,075       --        1.30 - 1.95        21.47 - 22.00

  MIST Van Kampen Mid-Cap     2007    167,765   12.65 - 13.69   2,154,190       --        0.75 - 1.90        21.15 - 22.55
   Growth Sub-Account         2006     39,178   10.20 - 11.17     421,282       --        0.75 - 2.30          5.91 - 7.56
                              2005     23,110    9.63 - 10.38     234,870       --        0.75 - 2.30          2.21 - 3.80
                              2004     23,999    9.72 - 10.00     235,934       --        0.75 - 1.50        10.97 - 11.52
                              2003     18,516     8.80 - 8.93     166,556       --        0.85 - 1.40        33.82 - 34.56

  MIST PIMCO Total Return     2007  3,364,195   12.85 - 13.94  44,128,005     3.02        0.75 - 1.95          5.48 - 6.76
   Sub-Account                2006  2,293,346   11.92 - 13.06  28,489,220     2.31        0.75 - 2.30          2.15 - 3.74
                              2005  1,506,218   11.67 - 12.59  18,206,649       --        0.75 - 2.30        (0.07) - 1.49
                              2004  1,420,766   11.85 - 12.40  17,074,248     8.66        0.75 - 1.95          1.78 - 4.10
                              2003    825,180   11.69 - 11.51   9,599,035    31.51        1.30 - 1.95          0.20 - 0.64

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                 Lowest to        Net         Income        Lowest to        Lowest to
                                      Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                    ---------- --------------- ----------- ------------  ---------------  -----------------
  MIST RCM Technology          2007    888,157     6.17 - 6.43   5,605,992       --        1.30 - 1.95        28.97 - 29.82
   Sub-Account                 2006    739,279     4.78 - 4.95   3,605,818       --        1.30 - 1.95          3.32 - 3.99
                               2005    566,844     4.63 - 4.76   2,669,094       --        1.95 - 1.30          8.88 - 9.59
                               2004    648,449     4.25 - 4.35   2,796,181     0.13        1.30 - 0.13      (6.17) - (5.55)
                               2003     89,637     4.53 - 4.60     410,903     1.55        1.95 - 1.30        38.66 - 39.26

  MIST T. Rowe Price Mid-Cap   2007  2,014,479     9.41 - 9.95  19,400,219       --        1.30 - 1.95        15.35 - 16.21
   Growth Sub-Account          2006  1,797,997     8.16 - 8.75  14,972,403       --        0.75 - 1.95          4.12 - 5.37
                               2005  1,308,056     7.84 - 8.30  10,429,730       --        0.75 - 1.95        13.28 - 13.77
                               2004  1,047,882     6.97 - 7.22   7,409,353       --        0.85 - 1.95        12.09 - 16.82
                               2003     20,499     6.03 - 6.18   5,002,558       --        0.85 - 1.95        28.24 - 35.48

  MIST MFS Research            2007  2,054,929   17.26 - 25.34  36,338,022     1.18        1.30 - 1.95        11.09 - 56.03
   International Sub-Account   2006  1,526,158   15.21 - 22.61  24,283,531     1.55        0.75 - 2.30        23.69 - 25.62
                               2005  1,127,580   12.30 - 18.06  14,440,322     0.38        1.40 - 2.30        13.78 - 15.55
                               2004  1,150,008   10.97 - 15.68  12,831,690     0.35        1.40 - 1.95        15.31 - 18.06
                               2003    250,325    9.35 - 13.28   2,402,405     3.16        1.40 - 1.95        28.93 - 32.80

  MIST Lazard Mid-Cap          2007    684,831   15.15 - 16.33  10,567,455     0.30        0.75 - 1.95     (15.02) - (3.97)
   Sub-Account                 2006    458,517   15.89 - 16.41   7,414,914     0.30        1.30 - 1.95        12.47 - 13.20
                               2005    444,232   12.14 - 14.50   6,369,460     0.06        1.30 - 1.95          5.98 - 6.67
                               2004    450,243   13.33 - 13.59   6,071,445       --        1.30 - 1.95        12.19 - 12.92
                               2003    255,646   11.88 - 12.03   3,062,287       --        1.30 - 1.95        23.16 - 23.70

  MIST Met/AIM Small-Cap       2007    956,779   15.49 - 16.11  15,138,596       --        1.30 - 1.95          8.91 - 9.63
   Growth Sub-Account          2006    900,910    7.04 - 23.85  12,966,315       --        1.30 - 2.30         4.48 - 12.71
                               2005    814,658    6.79 - 22.78  10,438,697       --        1.30 - 1.95          6.18 - 7.33
                               2004    971,340    6.28 - 20.76  11,687,371       --        1.30 - 1.95          4.37 - 7.00
                               2003    271,829     5.99 - 6.01   3,077,589       --        1.30 - 1.95        27.39 - 33.33

  MIST Harris Oakmark          2007  2,251,675   18.84 - 19.59  43,281,131     0.78        1.30 - 1.95      (3.04) - (2.40)
   International Sub-Account   2006  1,878,405   19.43 - 20.07  37,135,251     2.36        1.30 - 1.95        26.37 - 27.19
                               2005  1,495,693   15.38 - 15.78  23,326,113       --        1.30 - 1.95        12.04 - 12.77
                               2004  1,413,422   13.72 - 13.99  19,624,405       --        1.30 - 1.95        18.19 - 18.96
                               2003    471,982   11.61 - 11.76   5,525,344       --        1.30 - 1.95        32.50 - 34.41

  MIST Third Avenue            2007  1,719,602   16.86 - 22.13  29,469,993     0.96        1.30 - 1.95       (4.90) - 20.44
   Small-Cap Value             2006  1,552,630   17.73 - 26.25  28,024,529     0.43        1.30 - 2.30        15.09 - 11.67
   Sub-Account                 2005  1,233,981   15.49 - 22.72  19,975,250       --        1.30 - 1.95         3.95 - 18.70
                               2004  1,199,890   14.11 - 14.35  17,088,119     0.43        1.30 - 1.95        24.06 - 24.87
                               2003    491,798   11.38 - 11.49   5,627,516     0.42        1.30 - 1.95        35.03 - 35.61

  MIST PIMCO Inflation         2007  2,418,379   11.82 - 12.19  28,956,045     2.09        1.30 - 1.95          8.65 - 9.36
   Protected Bond              2006  2,171,062   10.74 - 11.14  23,865,653     3.67        1.30 - 2.30      (1.89) - (0.91)
   Sub-Account                 2005  2,063,635   10.95 - 11.25  22,975,626       --        1.30 - 2.30        (0.91) - 0.08
                               2004  2,145,251   11.12 - 11.24  23,952,015     7.41        1.30 - 1.95          6.90 - 7.60
                               2003    747,082   10.40 - 10.44   7,781,066       --        1.30 - 1.95          3.98 - 4.43

  Lord Abbett America's        2007         --              --          --     3.45        0.75 - 1.50          6.55 - 6.77
   Value Sub-Account (a)       2006      8,887   16.09 - 16.54     146,276     1.78        0.75 - 1.50        13.05 - 13.90
                               2005      7,280   14.23 - 14.52     105,310       --        0.75 - 1.50          2.41 - 3.17
                               2004      4,394   13.90 - 14.07      61,414     3.45        0.75 - 1.50        12.93 - 13.50
                               2003      2,863   11.99 - 12.04      34,335       --        0.85 - 1.40        19.93 - 20.37

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                              Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                               Lowest to        Net         Income        Lowest to        Lowest to
                                    Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                  ---------- --------------- ----------- ------------  ---------------  -----------------
  MIST Neuberger Berman      2007    861,112   15.98 - 28.84  13,923,483     0.88        1.30 - 1.95    (16.66) - (15.99)
   Real Estate Sub-Account   2006    625,172   18.99 - 34.33  12,114,336     0.92        1.30 - 2.30        34.46 - 35.81
                             2005    425,688   14.12 - 25.24   6,110,404       --        1.40 - 2.30        10.72 - 15.05
                             2004    424,738   12.78 - 12.84   5,441,059     7.43        1.30 - 1.95        27.88 - 28.44

  MIST Turner Mid Cap        2007    538,638   15.32 - 15.69   8,336,664       --        1.30 - 1.95        21.74 - 22.54
   Growth Sub-Account        2006    438,391   12.58 - 12.96   5,554,696       --        0.85 - 1.95          4.03 - 5.18
                             2005    335,209   12.09 - 12.32   4,071,802       --        0.85 - 1.95         9.21 - 10.42
                             2004    390,175   11.07 - 11.12   4,328,370       --        1.30 - 1.95        10.76 - 11.24

  MIST Goldman Sachs         2007  1,310,760   15.10 - 15.47  19,992,162     0.47        1.30 - 1.95          1.09 - 1.76
   Mid-Cap Value             2006  1,060,750   14.94 - 15.38  15,950,016       --        0.85 - 1.95        13.46 - 14.71
   Sub-Account               2005    748,084   13.16 - 13.41   9,888,705     0.82        0.85 - 1.95        10.37 - 11.59
                             2004    459,049   11.93 - 11.98   5,485,135     2.19        1.30 - 1.95        19.30 - 19.81

  MIST MetLife Defensive     2007  4,639,907   11.45 - 11.86  53,548,580     2.03        0.85 - 1.95          3.86 - 5.02
   Strategy Sub-Account      2006  3,865,426   11.03 - 12.30  42,850,757     0.01        0.75 - 1.95          6.53 - 7.82
                             2005  1,508,431   10.35 - 10.43  15,665,992     1.30        1.30 - 1.95          2.47 - 3.13
                             2004    271,751   10.10 - 10.11   2,746,772     8.71        1.30 - 1.95          1.64 - 1.71

  MIST MetLife Moderate      2007 11,270,605   11.94 - 12.19 135,865,886     1.95        1.30 - 1.95          4.15 - 4.83
   Strategy Sub-Account      2006  8,561,073   11.47 - 11.77  98,797,273     0.01        0.75 - 1.95          8.11 - 9.41
                             2005  4,506,020   10.61 - 10.69  47,950,957     1.55        1.30 - 1.95          3.77 - 4.45
                             2004  1,014,442   10.22 - 10.23  10,374,709     6.62        1.30 - 1.95          2.13 - 2.20

  MIST MetLife Balanced      2007 25,484,457   12.32 - 12.58 316,936,441     1.63        1.30 - 1.95          2.85 - 3.52
   Strategy Sub-Account      2006 19,173,566   11.98 - 12.30 231,113,806     0.01        0.75 - 1.95         9.82 - 11.14
                             2005 11,206,666   10.91 - 10.99 122,628,863     1.69        1.30 - 1.95          5.06 - 5.74
                             2004  1,510,309   10.39 - 10.40  15,693,253     4.75        1.30 - 1.95          2.84 - 2.91

  MIST MetLife Growth        2007 30,046,540   12.97 - 13.24 393,211,798     1.15        1.30 - 1.95          2.67 - 3.34
   Strategy Sub-Account      2006 22,007,855   12.64 - 12.97 279,686,928     0.01        0.75 - 1.95        11.41 - 12.75
                             2005 12,697,225   11.34 - 11.34 144,440,071     1.31        1.30 - 1.95          7.02 - 7.72
                             2004  3,226,645   10.60 - 10.61  34,204,856     3.00        1.30 - 1.95          3.49 - 3.56

  MIST MetLife Aggressive    2007  5,687,800   13.00 - 13.27  74,631,869     1.20        1.30 - 1.95          0.89 - 1.55
   Strategy Sub-Account      2006  4,032,224   12.89 - 13.23  52,296,693     0.01        0.75 - 1.95        11.46 - 12.80
                             2005  1,961,998   11.56 - 11.65  22,767,192     1.14        1.30 - 1.95          8.25 - 8.96
                             2004    229,952   10.68 - 10.69   2,457,563     1.06        1.30 - 1.95          3.72 - 3.79

  MIST Cyclical Growth ETF   2007    165,782   11.86 - 11.92   1,967,634       --        1.30 - 1.50          4.04 - 4.25
   Sub-Account               2006    120,406   11.40 - 11.43   1,373,423     1.40        1.30 - 1.50        12.16 - 12.38
                             2005     11,292           10.17     114,821       --               1.30          1.66 - 1.71

  MIST Cyclical Growth &     2007    141,525   11.57 - 11.63   1,637,978       --        1.30 - 1.50          3.82 - 4.03
   Income ETF Sub-Account    2006     96,081   11.15 - 11.17   1,071,072     3.97        1.30 - 1.50         10.07 -10.29
                             2005         --           10.13          --       --               1.30          1.28 - 1.33

  MIST Van Kampen Comstock   2007  1,056,695   11.36 - 11.73  12,086,984     1.19        0.75 - 1.95      (4.39) - (3.22)
   Sub-Account               2006    473,672   11.81 - 12.12   5,655,471       --        0.75 - 2.30        13.42 - 15.19
                             2005     92,205   10.41 - 10.52     964,282     2.15        0.75 - 2.30          4.15 - 5.22

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                 Lowest to        Net         Income        Lowest to        Lowest to
                                      Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                    ---------- --------------- ----------- ------------  ---------------  -----------------
  MIST Legg Mason Value        2007    792,641   10.24 - 10.38   8,163,982       --        1.30 - 1.95      (7.73) - (7.13)
   Equity Sub-Account          2006    538,300   11.05 - 11.25   5,992,306       --        0.75 - 2.30          4.17 - 5.79
                               2005      2,896   10.61 - 10.63      30,758       --        1.30 - 2.30          6.10 - 6.28

  MIST MFS Emerging Markets    2007    647,619   13.99 - 14.14   9,100,647     0.05        1.30 - 1.95        33.97 - 34.85
   Equity Sub-Account          2006    159,951   10.42 - 10.49   1,673,250     1.84        1.30 - 2.25          4.19 - 4.86

  MIST Loomis Sayles Global    2007    699,151   12.92 - 13.06   9,069,241       --        1.30 - 1.95        25.37 - 26.19
   Markets Sub-Account         2006    144,971   10.28 - 10.35   1,496,069     2.14        1.30 - 2.25          2.81 - 3.46

  MIST Met/AIM Capital         2007     75,532    1.63 - 15.81     398,835     0.07        1.40 - 1.90         9.80 - 10.36
   Appreciation Sub-Account    2006     25,748    7.04 - 23.85     287,582     0.49        1.30 - 2.30          4.46 - 5.51
                               2005     10,598    6.79 - 22.78      71,926     0.06        1.30 - 1.40          6.97 - 7.33
                               2004     11,953    6.28 - 20.76      75,584       --        1.40 - 1.50          4.85 - 7.00
                               2003     11,500     5.99 - 6.01      69,167       --               1.40        27.39 - 27.72

  MIST BlackRock High Yield    2007     58,278   16.41 - 16.78     966,595     2.58        1.70 - 1.90          0.75 - 0.96
   Sub-Account                 2006      4,049   15.62 - 16.62      66,125       --        1.70 - 2.30          7.32 - 7.97

  MIST Janus Forty             2007     10,267 137.59 - 149.97   1,470,259     0.07        1.55 - 1.90        28.00 - 28.45
   Sub-Account                 2006      1,236  97.82 - 120.96     141,582       --        1.40 - 2.30          0.74 - 1.65
                               2005         --  97.10 - 119.00          --       --        1.40 - 2.30          6.14 - 6.29

  MIST MFS Value               2007    114,399   16.40 - 17.03   1,909,054       --        1.50 - 1.90          5.60 - 6.03
   Sub-Account                 2006     25,279   15.02 - 16.20     399,200     2.72        1.40 - 2.30        18.58 - 19.65
                               2005         --   12.66 - 13.54          --       --        1.40 - 2.30          2.54 - 2.71

  MIST Pioneer Fund            2007     36,823   19.02 - 20.11     719,501     0.65        1.50 - 1.90          3.02 - 3.43
   Sub-Account                 2006     13,904   17.53 - 21.42     264,384     0.17        0.75 - 2.30        13.30 - 15.06
                               2005         --   15.48 - 17.23          --       --        1.40 - 2.30          3.86 - 4.02

  MIST Pioneer Mid-Cap Value   2007         --              --          --     0.47        0.75 - 2.30        10.28 - 10.41
   Sub-Account (a)             2006     62,109   11.89 - 12.21     745,952     0.38        0.75 - 2.30        10.01 - 11.72
                               2005         --   10.81 - 10.88          --       --        1.40 - 2.30          5.94 - 6.10

  MIST Pioneer Strategic       2007    390,847   19.01 - 20.22   7,612,927     0.60        1.25 - 1.85          3.29 - 5.05
   Income Sub-Account          2006    194,292   17.28 - 20.43   3,596,064     9.32        0.75 - 2.25          3.95 - 5.51
                               2005         --   16.62 - 18.33          --       --        1.40 - 2.25          2.48 - 2.62

  MIST Dreman Small Cap        2007    245,528   13.27 - 13.40   3,272,627       --        1.55 - 1.90      (2.85) - (2.50)
   Value Sub-Account           2006     60,240   13.57 - 13.78     825,404     0.91        1.40 - 2.30        21.42 - 22.51
                               2005         --            9.53          --       --               1.40                 5.59
                               2004      4,840           18.39      88,999     0.87               1.40                24.27
                               2003      4,721           14.80      69,851     1.21               1.40                40.06

  MIST BlackRock Large-Cap     2007     36,871   11.39 - 11.67     425,769     0.89        1.65 - 1.90      (2.86) - (2.72)
   Core Sub-Account            2006     12,560   10.53 - 11.40     139,840       --        1.40 - 2.30        11.66 - 12.66

  MIST Strategic Growth and    2007     56,745   10.69 - 10.72     607,587     2.46        1.30 - 1.50          4.83 - 5.04
   Income Sub-Account          2006     56,588   10.19 - 10.26     577,202     0.09        1.30 - 1.90          1.93 - 2.02

  MIST Strategic Conservative  2007    160,933   10.88 - 10.91   1,753,027     1.68        1.30 - 1.50          6.33 - 6.54
   Growth Sub-Account          2006    123,816   10.23 - 10.33   1,267,372     0.11        1.30 - 1.90          2.30 - 2.38

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                Unit Value/1/             Investment/2/ Expense Ratio/3/  Total Return/4/
                                                 Lowest to        Net        Income        Lowest to        Lowest to
                                        Units   Highest ($)    Assets ($)  Ratio (%)      Highest (%)      Highest (%)
                                       ------- --------------- ---------- ------------  ---------------  -----------------
  MIST Strategic Growth           2007 114,564   11.05 - 11.08 1,266,995      2.24        1.30 - 1.50          7.16 - 7.38
   Sub-Account                    2006  72,449   10.31 - 10.40   747,157      0.13        1.30 - 1.90          3.07 - 3.16

  MIST Rainier Large Cap          2007  42,176     9.98 - 9.99   420,829      0.08        1.30 - 1.80      (0.23) - (0.14)
   Equity Sub-Account (b)

  Russell Multi-Style Equity      2007  18,447           10.16   187,446      1.00               1.40                 8.82
   Sub-Account                    2006  22,268            9.34   207,930      0.95               1.40                11.18
                                  2005  22,238            8.40   186,762      1.07               1.40                 5.78
                                  2004  22,366            7.94   177,572      0.74               1.40                 8.28
                                  2003  22,537            7.33   165,243      0.82               1.40                27.70

  Russell Aggressive Equity       2007   2,547           14.38    36,634      0.35               1.40                 1.97
   Sub-Account                    2006   3,030           14.10    42,724      0.19               1.40                13.20
                                  2005   3,032           12.46    37,769      0.18               1.40                 4.89
                                  2004   3,046           11.88    36,173      3.79               1.40                13.13
                                  2003   3,061           10.50    32,131      4.79               1.40                43.58

  Russell Non-U.S.                2007   2,222           13.71    30,466      2.10               1.40                 8.58
   Sub-Account                    2006   3,995           12.63    50,437      2.46               1.40                21.93
                                  2005   4,134           10.36    42,803      1.58               1.40                12.11
                                  2004   4,247            9.24    39,230      1.95               1.40                16.65
                                  2003   4,500            7.92    35,627      1.66               1.40                36.86

  Russell Core Bond               2007  19,474           14.42   280,763      5.10               1.40                 5.74
   Sub-Account                    2006  21,347           13.63   291,052      4.51               1.40                 2.28
                                  2005  21,169           13.33   282,187      3.57               1.40                 0.60
                                  2004  20,979           13.25   277,989      4.28               1.40                 3.21
                                  2003  21,058           12.84   270,377      4.44               1.40                 4.68

  Russell Real Estate Securities  2007   2,367           28.29    66,975      2.23               1.40              (17.03)
   Sub-Account                    2006   2,667           34.10    90,957      1.96               1.40                33.96
                                  2005   2,699           25.46    68,704      2.11               1.40                11.39
                                  2004   2,711           22.85    61,957      8.49               1.40                33.01
                                  2003   2,766           17.18    47,530     11.19               1.40                35.30

  AIM V.I. International          2007  19,177   12.91 - 30.15   403,640      0.55        1.30 - 1.50        12.70 - 13.08
   Growth Sub-Account             2006   6,542   11.27 - 26.70   156,979      1.15        1.30 - 1.50        25.98 - 26.23
                                  2005   5,955    9.03 - 21.15   103,706      0.96        1.30 - 1.40        15.96 - 16.29
                                  2004   5,177    7.76 - 18.21    40,188      0.65        1.30 - 1.40        17.97 - 22.28
                                  2003   5,404     6.31 - 6.35    34,313      0.86               1.40        26.81 - 27.27

  AllianceBernstein Large-Cap     2007   1,281   36.90 - 37.77    48,133        --        1.50 - 1.65        11.75 - 11.91
   Growth Sub-Account             2006     119   31.84 - 33.74     3,941        --        1.50 - 1.90      (2.54) - (2.15)
                                  2005      --   32.67 - 34.49        --        --        1.50 - 1.90          5.62 - 5.69

  Putnam VT Growth and            2007  11,559   12.30 - 60.63   155,114      1.57        0.75 - 1.50      (7.45) - (6.74)
   Income Sub-Account             2006  14,830   13.24 - 65.01   214,090      1.71        0.75 - 1.50        14.19 - 15.05
                                  2005  13,684   11.56 - 56.51   166,207      1.85        0.75 - 1.40          3.67 - 4.44
                                  2004  10,749   11.11 - 54.11   126,996      1.70        0.75 - 1.40          8.48 - 9.81
                                  2003   9,973   10.11 - 11.30   103,393      2.57        0.85 - 1.40        23.55 - 25.92

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                               Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                Lowest to        Net         Income        Lowest to        Lowest to
                                     Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                   ---------- --------------- ----------- ------------  ---------------  -----------------
  Putnam VT Equity Income     2007      4,854   16.47 - 16.96      81,660     1.48        0.75 - 1.40          1.75 - 2.41
   Sub-Account                2006      4,947   16.11 - 16.56      81,532     1.04        0.75 - 1.50        17.08 - 17.96
                              2005      3,446   13.76 - 14.04      48,196     1.07        0.75 - 1.50          3.94 - 4.72
                              2004      4,758   12.24 - 13.40      63,406     0.12        0.75 - 1.50        10.20 - 10.75
                              2003      4,316   12.06 - 12.08      52,019       --        0.85 - 1.40        20.38 - 20.82

  Putnam VT Vista             2007     36,098            6.89     248,740       --               1.40                 2.62
   Sub-Account                2006     64,173            6.71     430,897       --               1.40                 4.26
                              2005     76,454    6.44 - 15.65     492,386       --        1.30 - 1.40        10.48 - 10.92
                              2004     72,122    5.81 - 11.60     418,750       --               1.40        16.95 - 17.25
                              2003     66,067     4.95 - 9.92     327,172       --               1.40        31.32 - 31.57

  FTVIPT Templeton Foreign    2007    711,214   15.78 - 39.15  16,248,090     1.82        1.30 - 1.90        13.27 - 14.17
   Securities Sub-Account     2006    362,978   13.82 - 37.24   6,779,342     1.10        0.75 - 2.30        18.69 - 20.54
                              2005     24,853   11.52 - 30.90     406,480     1.14        0.75 - 1.40          7.67 - 9.35
                              2004     21,677   10.57 - 25.69     277,223     1.04        1.50 - 1.40        15.10 - 17.52
                              2003     12,422     9.02 - 9.47     113,890     2.85        0.85 - 1.40        30.38 - 31.09

  FTVIPT Templeton            2007    512,435   16.11 - 27.29  10,408,713     2.06        1.30 - 1.90        26.35 - 27.28
   Developing Markets         2006    295,586   12.21 - 21.44   4,837,966     1.10        1.30 - 2.30        25.19 - 26.44
   Securities Sub-Account     2005     38,709    9.76 - 16.93     483,750     1.23        1.40 - 2.30        24.54 - 25.99
                              2004     23,767    8.41 - 13.44     257,141     1.57        1.40 - 1.50        22.78 - 23.09
                              2003      9,089   10.36 - 10.91      96,579     4.92               1.40        50.87 - 51.60

  FTVIPT Templeton Growth     2007     49,595   18.84 - 19.85     973,353     1.32        0.75 - 1.65          0.66 - 1.58
   Securities Sub-Account     2006     11,905   18.41 - 20.01     233,283     0.42        0.75 - 1.90        19.52 - 20.90

  FTVIPT Franklin Mutual      2007     92,870   23.55 - 23.94   2,197,713     1.37        1.50 - 1.65          1.78 - 1.93
   Shares Securities          2006     25,799   22.56 - 23.73     598,870     0.72        1.40 - 1.90        16.16 - 16.74
   Sub-Account

  FTVIPT Franklin Income      2007    380,964   42.48 - 45.39  16,748,914     3.36        1.50 - 1.85          1.84 - 2.20
   Securities Sub-Account     2006    112,418   38.83 - 45.21   4,831,851     1.91        1.40 - 2.25        15.62 - 16.60
                              2005         --   33.28 - 38.78          --       --        1.40 - 2.25          0.82 - 0.96

  Fidelity VIP Equity-Income  2007      3,241   15.74 - 63.05      57,301     1.36        1.40 - 1.50      (0.24) - (0.14)
   Sub-Account                2006      3,262   15.76 - 65.81      57,938     3.01        1.30 - 1.50        18.15 - 18.38
                              2005      3,059   53.50 - 55.59      46,565     1.32        1.30 - 1.50          4.00 - 4.21
                              2004      2,930   12.80 - 51.44      37,502     2.18        1.50 - 1.40          9.05 - 9.68
                              2003         --           11.67          --       --               1.40                28.22

  Fidelity VIP Mid-Cap        2007     31,629   40.27 - 40.82   1,277,778     0.51        1.50 - 1.65        13.44 - 13.61
   Sub-Account                2006     10,070   34.80 - 35.93     359,419       --        1.50 - 1.90        10.29 - 10.73

  Fidelity VIP Contrafund     2007    330,921   44.76 - 46.54  15,082,787     1.02        1.55 - 1.85        15.34 - 15.69
   Sub-Account                2006    170,987   36.99 - 40.96   6,746,573     1.28        1.40 - 2.25         9.11 - 10.04
                              2005         --   37.22 - 33.90          --       --        1.40 - 2.25          4.82 - 4.97

  MSF MetLife Stock Index     2007  1,498,764   13.29 - 13.82  20,352,656     0.77        1.30 - 1.95          2.94 - 3.61
   Sub-Account                2006  1,255,895   12.91 - 13.34  16,505,258     1.59        1.30 - 1.95        12.97 - 13.70
                              2005  1,070,187   11.43 - 11.73  12,415,191     1.26        1.30 - 1.95          2.37 - 3.03
                              2004    885,194   11.17 - 11.39  10,001,094     0.53        1.30 - 1.95          8.14 - 8.85
                              2003    278,373   10.33 - 10.46   2,900,578     4.10        1.30 - 1.95        20.71 - 26.10

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                               Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                Lowest to        Net         Income        Lowest to        Lowest to
                                     Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                   ---------- --------------- ----------- ------------  ---------------  -----------------
  MSF FI International Stock  2007     30,502   19.15 - 21.18     624,430     0.86        1.40 - 1.65          8.26 - 8.53
   Sub-Account                2006     26,246   16.59 - 19.91     498,405     1.25        0.75 - 1.90         14.05 -15.36
                              2005     21,458   14.55 - 17.22     365,393     0.46        0.75 - 1.90        15.38 - 16.71
                              2004     26,584   13.32 - 14.82     390,385     1.18        0.85 - 1.50        14.16 - 16.98
                              2003     27,936   12.62 - 12.67     352,634       --        0.85 - 1.40        26.23 - 26.69

  MSF BlackRock Bond          2007     93,145   43.98 - 56.83   4,221,029     2.07        0.75 - 1.90          4.12 - 5.23
   Income Sub-Account         2006     17,516   38.47 - 54.01     777,311     1.91        0.75 - 2.30          1.90 - 3.36
                              2005      1,827   41.32 - 52.26      83,096     3.04        0.75 - 1.80          0.34 - 1.39
                              2004        380           47.26      17,962       --               1.40                 4.39

  MSF BlackRock Money         2007  2,524,096   10.34 - 10.78  26,671,133     4.74        1.30 - 1.95          2.78 - 3.61
   Market Sub-Account         2006  2,096,094   10.06 - 10.78  21,477,637     4.48        0.75 - 1.95          2.54 - 3.77
                              2005  1,164,088   19.81 - 10.39  11,615,345     2.86        0.75 - 1.95          0.69 - 1.49
                              2004     17,035            9.91     168,867     1.04               1.40               (0.42)
                              2003     17,035            9.96     169,583       --               1.40               (0.45)

  MSF Davis Venture Value     2007  4,056,492   14.49 - 42.65  60,113,279     0.57        0.75 - 1.95          2.40 - 3.65
   Sub-Account                2006  3,498,617   14.15 - 41.15  50,502,310     0.67        0.75 - 1.95        12.20 - 13.55
                              2005  2,751,510   12.61 - 36.24  35,309,808     0.51        0.75 - 1.95          8.02 - 9.32
                              2004  2,872,840   11.68 - 33.15  34,014,012     0.32        0.75 - 1.95          8.13 - 9.97
                              2003    810,758   10.62 - 10.87   8,699,165       --        0.85 - 1.95        25.46 - 29.63

  MSF Harris Oakmark          2007  1,073,234   15.98 - 16.65  17,528,467     0.33        1.30 - 1.95      (8.88) - (8.28)
   Focused Value              2006  1,040,267   17.53 - 18.16  18,595,465     0.09        1.30 - 1.95        10.01 - 10.73
   Sub-Account                2005    980,663   15.94 - 16.40  15,888,971       --        1.30 - 1.95          7.60 - 8.29
                              2004    956,965   14.81 - 15.14  14,368,392     1.06        1.30 - 1.95          7.53 - 8.23
                              2003    515,944   13.78 - 13.99   7,178,434     5.22        1.30 - 1.95        27.32 - 27.88

  MSF Jennison Growth         2007  1,605,864   12.63 - 13.09  20,659,520     0.18        1.30 - 1.95          9.23 - 9.94
   Sub-Account                2006  1,396,542    5.09 - 13.84  16,385,508       --        0.75 - 1.95          0.55 - 1.76
                              2005  1,062,311    5.07 - 11.50  12,356,023       --        1.30 - 1.95        11.35 - 11.52
                              2004  1,231,304   10.33 - 10.50  12,830,144     0.01        1.30 - 1.95          6.83 - 7.53
                              2003    457,207     9.67 - 9.76   4,444,619     0.05        1.30 - 1.95        20.45 - 20.98

  MSF MFS Total Return        2007    193,867   13.21 - 52.56   8,493,936     1.76        0.75 - 1.90          2.20 - 3.34
   Sub-Account                2006     86,321   12.87 - 50.86   3,659,208     3.11        0.75 - 2.30         9.43 - 11.10
                              2005      3,672   39.80 - 45.78      98,175     0.98        0.75 - 1.50          1.32 - 2.08
                              2004      2,306   39.28 - 44.85      33,535     2.94        0.75 - 1.50          8.66 - 9.20
                              2003      1,733   10.50 - 10.60      18,199     7.14        0.85 - 1.40        15.11 - 15.74

  MSF Capital Guardian        2007     60,330   12.54 - 12.94     759,095     0.27        0.95 - 1.50      (1.81) - (1.27)
   U.S. Equity Sub-Account    2006     60,688   12.77 - 13.23     778,138     6.41        0.75 - 1.50          8.20 - 9.02
                              2005     70,792    8.93 - 12.13     825,583     0.01        0.75 - 1.50          3.94 - 6.11
                              2004     81,368    8.48 - 11.59     903,018     0.32        0.75 - 1.50         7.24 - 14.55
                              2003     49,418    9.93 - 10.69     492,612     0.21        0.85 - 1.40        19.84 - 36.28

  MSF Western Asset           2007      1,361   20.87 - 21.15      28,639     4.07        1.40 - 1.50          2.15 - 2.25
   Management Strategic       2006      3,696   20.43 - 22.38      76,321     4.69        0.75 - 1.50          3.27 - 4.04
   Bond Opportunities         2005      3,670   19.78 - 21.51      73,297     2.94        0.75 - 1.50          1.04 - 1.80
   Sub-Account                2004      3,629   19.58 - 19.98      71,700       --        1.30 - 1.50          5.94 - 6.08

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                 Lowest to        Net         Income        Lowest to        Lowest to
                                      Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                    ---------- --------------- ----------- ------------  ---------------  -----------------
  MSF Western Asset            2007    335,818   15.43 - 16.93   5,410,492     2.37        1.25 - 1.95          2.01 - 2.68
   Management U.S.             2006    192,698   14.50 - 16.38   3,025,855     1.09        1.30 - 2.30          1.56 - 2.58
   Government                  2005     13,519   14.28 - 15.96     210,149       --        1.30 - 2.30        (.70) - (.40)
   Sub-Account

  MSF T. Rowe Price            2007      5,583   15.73 - 15.91      88,747       --        1.40 - 1.50          7.89 - 8.00
   Small-Cap Growth            2006      5,516   14.58 - 15.70      81,191       --        0.75 - 1.50          2.09 - 2.86
   Sub-Account                 2005      5,989   14.29 - 15.26      86,308       --        0.75 - 1.50          9.07 - 9.89
                               2004      7,086   13.10 - 13.20      93,534       --        1.40 - 1.50          6.54 - 6.61

  MSF T. Rowe Price            2007     73,525   15.07 - 15.51   1,115,693     0.18        1.30 - 1.50          7.56 - 7.94
   Large-Cap Growth            2006     69,795   14.01 - 14.89     984,473     0.10        0.75 - 1.50        11.21 - 12.04
   Sub-Account                 2005     28,908   12.60 - 55.40     366,191     0.35        0.75 - 1.50          4.75 - 5.54
                               2004     18,267   12.03 - 53.20     220,989       --        0.85 - 1.50          7.96 - 8.29

  MSF Franklin Templeton       2007     23,791   11.10 - 11.25     264,777       --        1.30 - 1.50          2.75 - 2.96
   Small-Cap Growth            2006     26,486   10.62 - 10.93     286,973       --        1.30 - 1.80          7.77 - 8.31
   Sub-Account                 2005      1,742   18.17 - 19.26     187,981       --        1.30 - 1.80          2.06 - 3.14
                               2004      1,190   18.04 - 18.21       3,449       --        1.40 - 1.50        12.43 - 12.58

  MSF BlackRock Strategic      2007      1,138   20.10 - 20.41      23,041     0.06        1.30 - 1.50      (5.13) - (4.94)
   Value Sub-Account           2006      1,028   20.78 - 22.25      21,908     0.10        0.75 - 1.80        14.37 - 15.57
                               2005      1,742   18.17 - 19.25      32,325       --        0.75 - 1.80          2.06 - 3.14
                               2004      1,190   18.04 - 18.21      21,552       --        1.30 - 1.50        12.43 - 12.58

  MSF Oppenheimer Global       2007     16,966   19.69 - 20.01     335,264     0.60        1.50 - 1.65          4.51 - 4.67
   Equity Sub-Account          2006      3,382   18.38 - 20.58      65,152     0.67        0.75 - 1.90        14.17 - 15.48
                               2005        218   16.10 - 17.82       3,892       --        0.75 - 1.90        16.73 - 16.73

  MSF FI Large Cap             2007     25,882   17.18 - 17.97     451,130     0.12        1.50 - 1.90          1.98 - 2.39
   Sub-Account                 2006      8,734   16.16 - 17.74     141,662     0.13        1.40 - 2.30          3.73 - 4.67

  MSF FI Value Leaders         2007     14,443   21.11 - 22.08     312,933     0.75        1.50 - 1.90          2.12 - 2.53
   Sub-Account                 2006      9,168   19.83 - 21.76     193,937       --        1.40 - 2.30          7.04 - 8.00

  MSF MetLife Aggressive       2007    100,537   12.64 - 12.74   1,275,413     0.05        1.55 - 1.85          1.37 - 1.67
   Allocation Sub-Account      2006     39,044   12.39 - 12.57     487,913       --        1.40 - 2.25        11.82 - 12.78

  MSF MetLife Conservative     2007     58,563           11.17     654,380       --               1.65                 3.83
   Allocation Sub-Account      2006     55,733   10.65 - 10.81     599,716       --        1.40 - 2.25          3.88 - 4.76

  MSF MetLife Conservative to  2007     86,095   11.50 - 11.56     993,288       --        1.65 - 1.85          2.88 - 3.09
   Moderate Allocation         2006     13,244   11.10 - 11.26     148,388       --        1.40 - 2.25          6.08 - 6.98
   Sub-Account

  MSF MetLife Moderate         2007    769,596   11.94 - 12.04   9,229,588     0.01        1.55 - 1.85          2.42 - 2.73
   Allocation Sub-Account      2006    251,739   11.58 - 11.75   2,943,348       --        1.40 - 2.25          8.31 - 9.23

  MSF MetLife Moderate to      2007    421,099   12.15 - 12.25   5,132,758     0.03        1.55 - 1.85          1.94 - 2.24
   Aggressive Allocation       2006    218,070   11.84 - 12.01   2,604,858       --        1.40 - 2.25         9.59 - 10.53
   Sub-Account

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                              Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                               Lowest to        Net         Income        Lowest to        Lowest to
                                    Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                  ---------- --------------- ----------- ------------  ---------------  -----------------
  PIMCO VIT High Yield       2007      8,976   14.32 - 14.64     129,266     6.93        1.30 - 1.50          1.96 - 2.16
   Sub-Account               2006      9,739   14.03 - 14.33     137,505     6.91        1.30 - 1.50          7.49 - 7.70
                             2005      5,517   13.11 - 13.31      72,246     6.23        1.30 - 1.50          2.58 - 2.78
                             2004      1,204   12.78 - 12.95      15,291     7.44        1.30 - 1.50          8.34 - 8.48
                             2003        879           11.76      10,333    13.07               1.40                21.23

  PIMCO VIT Low Duration     2007      9,002   13.04 - 13.13     117,864     4.76        1.40 - 1.50          5.77 - 5.87
   Sub-Account               2006      9,448   12.33 - 12.53     116,910     4.20        1.30 - 1.50          2.43 - 2.64
                             2005      8,448   12.04 - 12.21     102,017     2.81        1.30 - 1.50      (0.49) - (0.29)
                             2004      7,965   12.10 - 12.24      96,599     1.86        1.30 - 1.50          0.51 - 0.64
                             2003      2,134           12.09      25,804     7.14               1.40                 0.93

  Pioneer VCT Mid-Cap Value  2007     26,303   32.45 - 33.08     859,209     0.55        1.50 - 1.65          3.61 - 3.77
   Sub-Account               2006      6,585   30.41 - 31.88     208,127       --        1.50 - 1.90        10.16 - 10.60

  American Funds Global      2007    623,978   27.80 - 30.77  17,713,054     3.27        0.95 - 1.90        12.68 - 13.76
   Growth Sub-Account        2006    209,756   23.74 - 27.58   5,285,664     0.56        0.75 - 2.30        17.70 - 19.53

  American Funds Growth-     2007    177,704 106.51 - 117.20  19,825,012     1.99        1.50 - 1.90          3.06 - 3.47
   Income Sub-Account        2006     67,192  94.31 - 115.89   7,256,377     2.61        1.40 - 2.30        12.59 - 13.61
                             2005         --  83.76 - 102.01          --       --        1.40 - 2.30          4.51 - 4.66

  American Funds Growth      2007    166,443 156.72 - 172.44  27,274,788     1.01        1.50 - 1.90        10.22 - 10.67
   Sub-Account               2006     65,239 129.74 - 159.43   9,695,716     1.35        1.40 - 2.30          7.72 - 8.69

  Van Kampen UIF Equity and  2007    314,456   15.12 - 15.23   4,764,594     2.28        1.50 - 1.65          1.66 - 1.81
   Income Sub-Account        2006    103,030   14.74 - 14.96   1,534,867     0.41        1.50 - 1.90        10.46 - 10.91

  Van Kampen UIF U.S. Real   2007     85,204   24.42 - 24.67   2,085,160     2.12        1.50 - 1.65    (18.44) - (18.31)
   Estate Securities         2006     23,991   29.52 - 30.20     719,688     0.14        1.50 - 1.90        35.46 - 36.00
   Sub-Account

  Van Kampen LIT Comstock    2007    125,178   14.73 - 14.89   1,849,855     0.90        1.50 - 1.65      (3.94) - (3.79)
   Sub-Account               2006     29,778   15.09 - 15.48     457,327       --        1.50 - 1.90        13.87 - 14.32

  Van Kampen LIT Strategic   2007     50,693     5.43 - 5.59     281,436       --        1.50 - 1.90        14.44 - 14.90
   Growth Sub-Account        2006     38,312     4.63 - 4.87     185,120       --        1.50 - 2.30          0.30 - 1.10

  Van Kampen LIT Growth and  2007    109,554   14.18 - 14.33   1,559,237     0.84        1.50 - 1.65          0.84 - 0.99
   Income Sub-Account        2006     35,031   13.84 - 14.19     494,446       --        1.50 - 1.90        13.80 - 14.25
                             2005         --   12.16 - 12.42          --       --        1.50 - 1.90          2.34 - 2.41

  LMPVET Small-Cap Growth    2007    104,212   14.09 - 14.41   1,480,386       --        1.50 - 1.90          7.93 - 8.36
   Sub-Account               2006     82,352   12.81 - 13.36   1,083,366       --        1.40 - 2.30        10.21 - 11.20

  LMPVET Investors           2007     21,114   16.63 - 17.30     357,828     1.65        1.50 - 1.90        (5.25) - 2.19
   Sub-Account               2006      8,665   15.74 - 17.05     142,619     2.94        1.40 - 2.30        15.58 - 16.62

  LMPV Capital and Income    2007         --              --          --     0.87        1.50 - 1.65      (1.55) - (1.47)
   Sub-Account (a)           2006     60,594   11.58 - 11.66     705,247     3.18        1.50 - 1.90          9.10 - 9.54

  LMPVET Equity Index        2007    188,163   10.22 - 29.42   5,216,753     2.23        1.55 - 2.90          2.17 - 3.30
   Sub-Account               2006    110,285    9.61 - 28.80   2,930,755     2.72        1.40 - 2.90        12.11 - 13.52

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                Unit Value/1/              Investment/2/ Expense Ratio/3/  Total Return/4/
                                                 Lowest to        Net         Income        Lowest to        Lowest to
                                      Units     Highest ($)    Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                    ---------- --------------- ----------- ------------  ---------------  -----------------
  LMPVET Fundamental           2007    151,388   33.14 - 35.06   5,189,168     1.65        1.50 - 1.90      (0.65) - (0.25)
   Value Sub-Account           2006     63,532   31.66 - 35.61   2,183,111     3.56        1.40 - 2.30        14.15 - 15.18

  LMPVET Appreciation          2007    154,202   31.59 - 33.71   4,934,030     1.44        1.50 - 1.90          6.37 - 6.80
   Sub-Account                 2006     50,231  27.95 - 32..05   1,549,906     2.55        1.40 - 2.30        12.19 - 13.21

  LMPV Growth and Income       2007         --              --          --     0.19        1.50 - 1.90          4.60 - 4.65
   Sub-Account (a)             2006     19,100   10.05 - 10.35     196,684     1.47        1.50 - 1.90        10.37 - 10.81

  LMPVET Aggressive Growth     2007    777,004   13.31 - 13.62  10,475,283       --        1.50 - 1.90      (0.42) - (0.01)
   Sub-Account                 2006    402,453   13.12 - 13.68   5,435,477       --        1.40 - 2.30          6.32 - 7.28

  LMPVET Large-Cap Growth      2007     34,871   14.02 - 14.58     498,459     0.07        1.50 - 1.90          3.31 - 3.73
   Sub-Account                 2006     11,283   13.11 - 14.18     154,919     0.34        1.40 - 2.30          2.22 - 3.15

  LMPV Large-Cap Value         2007         --              --          --     0.47        1.50 - 1.65          5.09 - 5.15
   Sub-Account (a)             2006      5,283   23.80 - 25.02     129,739     2.18        1.50 - 1.90        16.05 - 16.52

  LMPVET Social Awareness      2007        351   29.71 - 30.42      10,573     1.55        1.50 - 1.65          9.07 - 9.24
   Sub-Account                 2006        260   26.26 - 27.85       7,217     0.57        1.50 - 1.90          5.67 - 6.09

  LMPVET Capital and Income    2007    491,630   14.69 - 14.97   6,949,079     1.71        1.50 - 1.85          3.41 - 3.78
   Sub-Account (1)             2006    147,857   14.18 - 14.70   2,137,211     2.95        1.40 - 2.25         9.67 - 10.61

  LMPVET Capital               2007     90,858   16.46 - 16.89   1,508,688     0.58        1.50 - 1.90        (0.08) - 0.32
   Sub-Account                 2006     30,227   16.19 - 16.82     502,782     1.11        1.40 - 2.30        11.04 - 12.04

  LMPVET Multiple Discipline   2007         --              --          --     0.92        1.40 - 2.30          3.62 - 3.93
   Sub-Account Large Cap       2006      1,896   15.58 - 16.19      30,368     1.58        1.40 - 2.30         9.73 - 10.72
   Growth and Value (c)

  LMPVET Dividend Strategy     2007     54,511    9.72 - 10.05     539,240     3.17        1.50 - 1.90          4.44 - 4.86
   Sub-Account                 2006     14,850     9.04 - 9.59     140,785     4.29        1.50 - 2.30        15.26 - 16.18

  LMPVET Lifestyle Allocation  2007     56,674   15.88 - 16.14     908,688     5.01        1.50 - 1.65          1.51 - 1.67
   50% Sub-Account             2006     13,022   15.26 - 15.88     205,596     5.52        1.50 - 1.90          6.19 - 6.61

  LMPVET Lifestyle Allocation  2007     19,241   14.62 - 14.86     282,073     6.89        1.50 - 1.65          2.13 - 2.28
   70% Sub-Account             2006        351   13.97 - 14.53       5,108     2.21        1.50 - 1.90          6.81 - 7.24

  LMPVET Lifestyle Allocation  2007     10,133   15.21 - 15.46     154,963     6.84        1.50 - 1.65          1.66 - 1.82
   85% Sub-Account             2006         93   14.59 - 15.18       1,419     0.99        1.50 - 1.90          7.41 - 7.84

  LMPVIT Global High Yield     2007    230,195   15.71 - 16.73   3,701,261    10.61        1.25 - 1.90      (5.14) - (1.56)
   Bond Sub-Account            2006     77,538   15.48 - 16.73   1,265,029    11.37        1.40 - 2.30          8.13 - 9.11

  LMPVIT Global Equity         2007     92,419   18.27 - 18.61   1,702,253     0.64        1.50 - 1.85          2.98 - 3.34
   Sub-Account                 2006     59,137   17.41 - 18.08   1,057,125     1.54        1.40 - 2.30        12.59 - 13.60

  LMPVIT Adjustable Rate       2007     49,988   10.12 - 10.28     508,595     9.03        1.50 - 1.85      (0.51) - (0.16)
   Income Sub-Account          2006     11,506   10.04 - 10.33     117,357     9.45        1.40 - 2.25          1.79 - 2.66

  LMPVIT Money Market          2007    686,199   12.91 - 14.02   9,190,782     4.77        1.25 - 1.95          0.56 - 3.34
   Sub-Account                 2006    340,316   11.93 - 13.35   4,420,529     3.31        1.40 - 2.30          2.26 - 3.18

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Concluded)

6. FINANCIAL HIGHLIGHTS -- (Concluded)


1The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
2These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.
3These amounts represent the annualized contract expenses of the Separate
 Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.
4These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period November 12, 2007 to December 31, 2007.
(c)For the period January 1, 2007 to November 9, 2007.

(1)Formerly LMPV Multiple Discipline Sub-Account-Balanced All Cap Growth and Value.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                              Financial Statements
for the Years Ended December 31, 2007, 2006 (as restated) and 2005 (as restated)
           and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of First MetLife Investors Insurance Company:

     We have audited the accompanying balance sheets of First MetLife Investors Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of First MetLife Investors Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

     As discussed in Note 13, the accompanying 2006 and 2005 financial statements have been restated.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                2007          2006
                                                             ----------   ------------
                                                                          AS RESTATED,
                                                                           SEE NOTE 13
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $117,220 and
     $106,439, respectively)...............................  $  115,779    $  107,110
  Mortgage loans on real estate............................      14,929        14,292
  Short-term investments...................................       9,644        14,146
                                                             ----------    ----------
     Total investments.....................................     140,352       135,548
Cash and cash equivalents..................................      40,175        29,642
Accrued investment income..................................       1,416         1,357
Premiums and other receivables.............................     554,256       621,893
Deferred policy acquisition costs and value of business
  acquired.................................................     108,842        80,931
Current income tax recoverable.............................       9,715        17,897
Other assets...............................................      57,379        52,138
Separate account assets....................................   1,812,733     1,265,756
                                                             ----------    ----------
     Total assets..........................................  $2,724,868    $2,205,162
                                                             ==========    ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   30,435    $   13,861
  Policyholder account balances............................     639,417       751,043
  Other policyholder funds.................................       3,463         1,759
  Deferred income tax liability............................      30,531        17,866
  Other liabilities........................................       6,268        15,781
  Separate account liabilities.............................   1,812,733     1,265,756
                                                             ----------    ----------
     Total liabilities.....................................   2,522,847     2,066,066
                                                             ----------    ----------
CONTINGENCIES AND GUARANTEES (NOTE 8)
STOCKHOLDER'S EQUITY:
Common stock, par value $10 per share; 200,000 shares
  authorized, issued and outstanding.......................       2,000         2,000
Additional paid-in capital.................................     169,819       119,819
Retained earnings..........................................      31,066        16,925
Accumulated other comprehensive income (loss)..............        (864)          352
                                                             ----------    ----------
     Total stockholder's equity............................     202,021       139,096
                                                             ----------    ----------
     Total liabilities and stockholder's equity............  $2,724,868    $2,205,162
                                                             ==========    ==========




                 See accompanying notes to financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (IN THOUSANDS)


                                                           2007       2006      2005
                                                         --------   -------   -------
                                                                       AS RESTATED,
                                                                       SEE NOTE 13
REVENUES
Premiums...............................................  $ 19,883   $ 9,102   $ 2,026
Universal life and investment-type product policy
  fees.................................................    32,111    19,249    11,771
Net investment income..................................     7,790     9,606     9,499
Other revenues.........................................    24,917    24,453    25,303
Net investment gains (losses)..........................    18,019    (6,447)   (2,694)
                                                         --------   -------   -------
     Total revenues....................................   102,720    55,963    45,905
                                                         --------   -------   -------
EXPENSES
Policyholder benefits and claims.......................    18,505     9,095     2,033
Interest credited to policyholder account balances.....    26,091    31,372    30,741
Other expenses.........................................    38,703     9,093     6,368
                                                         --------   -------   -------
     Total expenses....................................    83,299    49,560    39,142
                                                         --------   -------   -------
Income before provision for income tax.................    19,421     6,403     6,763
Provision for income tax...............................     5,282     1,618     2,397
                                                         --------   -------   -------
Net income.............................................  $ 14,139   $ 4,785   $ 4,366
                                                         ========   =======   =======




                 See accompanying notes to financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                 (IN THOUSANDS)

                                                                           ACCUMULATED
                                                    ADDITIONAL                OTHER
                                            COMMON    PAID-IN   RETAINED  COMPREHENSIVE
                                             STOCK    CAPITAL   EARNINGS  INCOME (LOSS)    TOTAL
                                            ------  ----------  --------  -------------  --------
Balance at January 1, 2005................  $2,000   $ 42,721    $ 7,774     $   842     $ 53,337
Capital contribution (Note 9).............             28,200                              28,200
Comprehensive income:
  Net income, as restated, see Note 13....                         4,366                    4,366
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (596)        (596)
                                                                                         --------
     Other comprehensive income (loss)....                                                   (596)
                                                                                         --------
  Comprehensive income....................                                                  3,770
                                            ------   --------    -------     -------     --------
Balance at December 31, 2005, as restated,
  see Note 13.............................   2,000     70,921     12,140         246       85,307
Capital contribution (Note 9).............             30,000                              30,000
Capital contribution of intangible asset
  (Note 9)................................             18,898                              18,898
Comprehensive income:
  Net income, as restated, see Note 13....                         4,785                    4,785
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       106          106
                                                                                         --------
     Other comprehensive income (loss)....                                                    106
                                                                                         --------
  Comprehensive income....................                                                  4,891
                                            ------   --------    -------     -------     --------
Balance at December 31, 2006, as restated,
  see Note 13.............................   2,000    119,819     16,925         352      139,096
Cumulative effect of a change in
  accounting principle, net of income tax
  (Note 1)................................                             2                        2
                                            ------   --------    -------     -------     --------
Balance at January 1, 2007................   2,000    119,819     16,927         352      139,098
Capital contribution (Note 9).............             50,000                              50,000
Comprehensive income:
  Net income..............................                        14,139                   14,139
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                    (1,216)      (1,216)
                                                                                         --------
     Other comprehensive income (loss)....                                                 (1,216)
                                                                                         --------
  Comprehensive income....................                                                 12,923
                                            ------   --------    -------     -------     --------
Balance at December 31, 2007..............  $2,000   $169,819    $31,066     $  (864)    $202,021
                                            ======   ========    =======     =======     ========




                 See accompanying notes to financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                 (IN THOUSANDS)


                                                         2007        2006        2005
                                                      ---------   ---------   ---------
                                                                       AS RESTATED,
                                                                       SEE NOTE 13
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..........................................  $  14,139   $   4,785   $   4,366
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
     Depreciation and amortization expenses.........        279          13          --
     Amortization of premiums and accretion of
       discounts associated with investments, net...         48         118         563
     (Gains) losses from sales of investments, net..    (18,019)      6,448       2,738
     Interest credited to policyholder account
       balances.....................................     26,091      31,372      30,741
     Universal life and investment-type product
       policy fees..................................    (32,111)    (19,249)    (11,771)
     Change in accrued investment income............        (59)        620         (29)
     Change in premiums and other receivables.......     88,120     (50,127)    (76,575)
     Change in deferred policy acquisition costs,
       net..........................................    (27,671)    (39,860)      2,582
     Change in insurance-related liabilities........     18,300       8,329       6,389
     Change in income tax payable...................     21,504       2,234       2,874
     Change in other assets.........................     25,439      15,571       7,381
     Change in other liabilities....................     (9,250)      7,455     (13,735)
                                                      ---------   ---------   ---------
Net cash provided by (used in) operating
  activities........................................    106,810     (32,291)    (44,476)
                                                      ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities......................     26,984     161,929     132,636
     Mortgage loans on real estate..................      1,619         998          67
  Purchases of:
     Fixed maturity securities......................    (39,713)   (101,092)   (124,031)
     Mortgage loans on real estate..................     (2,248)     (7,454)         --
  Net change in short-term investments..............      4,498      (7,497)       (223)
  Other, net........................................        370         (79)          1
                                                      ---------   ---------   ---------
Net cash (used in) provided by investing
  activities........................................     (8,490)     46,805       8,450
                                                      ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.......................................    629,401     638,698     355,337
     Withdrawals....................................   (767,188)   (659,877)   (359,559)
  Capital contribution..............................     50,000      30,000      28,200
                                                      ---------   ---------   ---------
Net cash (used in) provided by financing
  activities........................................    (87,787)      8,821      23,978
                                                      ---------   ---------   ---------
Change in cash and cash equivalents.................     10,533      23,335     (12,048)
Cash and cash equivalents, beginning of year........     29,642       6,307      18,355
                                                      ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR..............  $  40,175   $  29,642   $   6,307
                                                      =========   =========   =========
Supplemental disclosures of cash flow information:
  Net cash refunded during the year for:
     Income tax.....................................  $ (15,893)  $      --   $  (2,458)
                                                      =========   =========   =========
  Non-cash transactions during the year:
     Contribution of intangible asset, net of
       deferred income tax (Note 9).................  $      --   $  18,898   $      --
                                                      =========   =========   =========




                 See accompanying notes to financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13)

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     First MetLife Investors Insurance Company (the "Company"), a New York domiciled life insurance company, is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company markets and administers traditional life, universal life, variable annuity and fixed annuity products. The Company is licensed to do business in the state of New York. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

  BASIS OF PRESENTATION

     Certain amounts in the prior years' financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $13 thousand relating to depreciation and amortization expense on the statement of cash flows for the year ended December 31, 2006, which was previously included in the change in other assets.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

          (iii)  the recognition of income on certain investments;

          (iv)   the fair value of and accounting for derivatives;

          (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vi)   the liability for future policyholder benefits;

          (vii) accounting for income taxes and the valuation of deferred tax assets;

          (viii)  accounting for reinsurance transactions; and

          (ix)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  Investments

     The Company's investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2007, 2006 and 2005.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company had no cash flow hedges during the years ended December 31, 2007, 2006 and 2005.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The Company recognized no impairments of goodwill during the years ended December 31, 2007, 2006 and 2005. Goodwill was $177 thousand at both December 31, 2007 and 2006.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5% to 8%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


       contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 3% to 13%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, and premiums received in advance.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)  future reversals of existing taxable temporary differences;

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

          (iii) taxable income in prior carryback years; and

          (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $2 thousand decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's financial statements.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133"), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 primarily changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. As a result of the adoption of SFAS 157 on January 1, 2008, the Company expects such changes in valuation to result in a gain in the range of $1,700 thousand to $3,700 thousand, net of income tax, in the Company's statement of income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid- ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its financial statements.

2.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity securities, the percentage that each sector represents by the total fixed maturity securities holdings at:

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                                      UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                        (IN THOUSANDS)
U.S. corporate securities............   $ 47,405   $  228   $  799    $ 46,834     40.4%
U.S. Treasury/agency securities......     23,390      443       --      23,833     20.5
Residential mortgage-backed
  securities.........................     21,900       44    1,015      20,929     18.1
Foreign corporate securities.........     12,763      113      650      12,226     10.6
Commercial mortgage-backed
  securities.........................     10,899       56        4      10,951      9.5
Foreign government securities........        863      143       --       1,006      0.9
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $117,220   $1,027   $2,468    $115,779    100.0%
                                        ========   ======   ======    ========    =====


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

                                                       DECEMBER 31, 2006
                                        ----------------------------------------------
                                                        GROSS
                                                      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                        (IN THOUSANDS)
U.S. corporate securities.............   $ 60,554   $1,042   $665    $ 60,931     56.9%
U.S. Treasury/agency securities.......      1,325       35      1       1,359      1.3
Residential mortgage-backed
  securities..........................     22,169      351     59      22,461     21.0
Foreign corporate securities..........     10,007       58    158       9,907      9.2
Commercial mortgage-backed
  securities..........................     11,516       --     63      11,453     10.7
Foreign government securities.........        868      131     --         999      0.9
                                         --------   ------   ----    --------    -----
  Total fixed maturity securities.....   $106,439   $1,617   $946    $107,110    100.0%
                                         ========   ======   ====    ========    =====



     The Company held no foreign currency derivatives at December 31, 2007. The Company held foreign currency derivatives with notional amounts of $2,677 thousand to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006.

     The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. The Company had no fixed maturity securities backed by sub-prime mortgages at both December 31, 2007 and 2006.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $6,085 thousand and $8,801 thousand at December 31, 2007 and 2006, respectively. These securities had net unrealized gains (losses) of ($4) thousand and $805 thousand at December 31, 2007 and 2006, respectively. There were no non-income producing fixed maturity securities at December 31, 2007 and 2006.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN THOUSANDS)
Due in one year or less.................   $  4,619    $  4,637     $  6,500    $  7,200
Due after one year through five years...     22,585      22,551       19,063      19,198
Due after five years through ten years..     31,456      30,528       41,832      41,238
Due after ten years.....................     25,761      26,183        5,359       5,560
                                           --------    --------     --------    --------
  Subtotal..............................     84,421      83,899       72,754      73,196
Mortgage-backed securities..............     32,799      31,880       33,685      33,914
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $117,220    $115,779     $106,439    $107,110
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                  -----------------------------
                                                    2007      2006       2005
                                                  -------   --------   --------
                                                          (IN THOUSANDS)
Proceeds........................................  $17,988   $129,579   $108,935
Gross investment gains..........................  $    81   $    894   $    429
Gross investment losses.........................  $  (596)  $ (2,233)  $ (1,942)


  UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2007
                                       -------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                       ---------------------  ---------------------  ---------------------
                                       ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                          FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                         VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                       ---------  ----------  ---------  ----------  ---------  ----------
                                                   (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $19,970     $  553      $6,119      $246      $26,089     $  799
U.S. Treasury/agency securities......        --         --          --        --           --         --
Residential mortgage-backed
  securities.........................    19,224      1,015          --        --       19,224      1,015
Foreign corporate securities.........     6,075        330       2,671       320        8,746        650
Commercial mortgage-backed
  securities.........................        --         --       1,209         4        1,209          4
                                        -------     ------      ------      ----      -------     ------
  Total fixed maturity securities....   $45,269     $1,898      $9,999      $570      $55,268     $2,468
                                        =======     ======      ======      ====      =======     ======
Total number of securities in an
  unrealized loss position...........        25                      7
                                        =======                 ======




                                                                DECEMBER 31, 2006
                                       -------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                       ---------------------  ---------------------  ---------------------
                                       ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                          FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                         VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                       ---------  ----------  ---------  ----------  ---------  ----------
                                                   (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $31,492      $347      $ 9,681      $318      $41,173      $665
U.S. Treasury/agency securities......       695         1           --        --          695         1
Residential mortgage-backed
  securities.........................        --        --        2,706        59        2,706        59
Foreign corporate securities.........     7,429       158           --        --        7,429       158
Commercial mortgage-backed
  securities.........................     9,970        41        1,482        22       11,452        63
                                        -------      ----      -------      ----      -------      ----
  Total fixed maturity securities....   $49,586      $547      $13,869      $399      $63,455      $946
                                        =======      ====      =======      ====      =======      ====
Total number of securities in an
  unrealized loss position...........        29                     10
                                        =======                =======


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-
  SALE

     The following tables present the amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                             -------------------------------------------------------
                                                                 GROSS UNREALIZED      NUMBER OF
                                               AMORTIZED COST          LOSS            SECURITIES
                                             -----------------  -----------------  -----------------
                                             LESS THAN  20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                20%      MORE      20%      MORE      20%      MORE
                                             ---------  ------  ---------  ------  ---------  ------
                                                   (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.......................   $11,681     $--     $  261     $--       10       --
Six months or greater but less than nine
  months...................................    31,966      --      1,343      --       12       --
Nine months or greater but less than twelve
  months...................................     3,520      --        295      --        3       --
Twelve months or greater...................    10,569      --        569      --        7       --
                                              -------     ---     ------     ---
  Total....................................   $57,736     $--     $2,468     $--
                                              =======     ===     ======     ===




                                                                DECEMBER 31, 2006
                                             -------------------------------------------------------
                                                                 GROSS UNREALIZED      NUMBER OF
                                               AMORTIZED COST          LOSS            SECURITIES
                                             -----------------  -----------------  -----------------
                                             LESS THAN  20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                20%      MORE      20%      MORE      20%      MORE
                                             ---------  ------  ---------  ------  ---------  ------
                                                   (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.......................   $32,603     $--      $202      $--       20       --
Six months or greater but less than nine
  months...................................     1,396      --        23       --        2       --
Nine months or greater but less than twelve
  months...................................    16,134      --       322       --        7       --
Twelve months or greater...................    14,268      --       399       --       10       --
                                              -------     ---      ----      ---
  Total....................................   $64,401     $--      $946      $--
                                              =======     ===      ====      ===



     At December 31, 2007 and 2006, $2,468 thousand and $946 thousand, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of amortized cost, which represented 4% and less than 2%, respectively, of the amortized cost of such securities.

     At December 31, 2007 and 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of amortized cost.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     At December 31, 2007 and 2006, the Company had $2,468 thousand and $946 thousand, respectively, of gross unrealized losses related to its fixed maturity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
Residential mortgage-backed securities.......................    41%     6%
U.S. corporate securities....................................    33     70
Foreign corporate securities.................................    26     17
Commercial mortgage-backed securities........................    --      7
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Mortgage-backed..............................................    41%    13%
Finance......................................................    32     19
Industrial...................................................    19     39
Utility......................................................     8     29
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $1,155 thousand and $1,098 thousand at December 31, 2007 and 2006, respectively.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2007                2006
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN THOUSANDS)
Commercial mortgage loans...................  $ 7,989      54%    $ 6,828      48%
Agricultural mortgage loans.................    6,940      46       7,464      52
                                              -------     ---     -------     ---
  Total mortgage loans on real estate.......  $14,929     100%    $14,292     100%
                                              =======     ===     =======     ===



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 28%, 15% and 13% of the value of the Company's mortgage loans on real estate were collateralized by property located in California, Alabama and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                           (IN THOUSANDS)
Fixed maturity securities...........................  $6,073   $8,318   $8,656
Mortgage loans on real estate.......................     851      440      384
Cash, cash equivalents and short-term investments...     992      989      471
Other...............................................       1        1       --
                                                      ------   ------   ------
  Total investment income...........................   7,917    9,748    9,511
Less: Investment expenses...........................     127      142       12
                                                      ------   ------   ------
  Net investment income.............................  $7,790   $9,606   $9,499
                                                      ======   ======   ======



     For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $126 thousand are included in the table above. There were no affiliated investment expenses for the year ended December 31, 2005. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                                 AS RESTATED,
                                                                 SEE NOTE 13
                                                              -----------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN THOUSANDS)
Fixed maturity securities.........................  $  (611)  $(1,339)  $(1,513)
Mortgage loans on real estate.....................       --        --        45
Derivatives.......................................   17,993    (5,117)   (1,229)
Other.............................................      637         9         3
                                                    -------   -------   -------
  Net investment gains (losses)...................  $18,019   $(6,447)  $(2,694)
                                                    =======   =======   =======



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $18,857 thousand, ($5,413) thousand and ($887) thousand, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $96 thousand for the year ended December 31, 2007. There were no losses from fixed maturity securities deemed other-than-temporarily impaired for the years ended December 31, 2006 and 2005.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                        2007     2006    2005
                                                      -------   -----   -----
                                                           (IN THOUSANDS)
Fixed maturity securities...........................  $(1,441)  $ 671   $ 561
Amounts allocated from DAC and VOBA.................      112    (129)   (183)
Deferred income tax.................................      465    (190)   (132)
                                                      -------   -----   -----
Net unrealized investment gains (losses)............  $  (864)  $ 352   $ 246
                                                      =======   =====   =====


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2007    2006     2005
                                                      -------   ----   -------
                                                           (IN THOUSANDS)
Balance, January 1,.................................  $   352   $246   $   842
Unrealized gains (losses) during the year...........   (2,112)   110    (1,984)
Unrealized gains (losses) relating to DAC and VOBA..      241     54     1,066
Deferred income tax.................................      655    (58)      322
                                                      -------   ----   -------
Balance, December 31,...............................  $  (864)  $352   $   246
                                                      =======   ====   =======
Net change in unrealized investment gains (losses)..  $(1,216)  $106   $  (596)
                                                      =======   ====   =======



  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $9,644 thousand and $14,146 thousand, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $498 thousand, $497 thousand and $221 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                       2007    2006     2005
                                                       ----   ------   ------
                                                           (IN THOUSANDS)
Estimated fair value of assets transferred to
  affiliates.........................................   $--   $2,141   $5,244
Amortized cost of assets transferred to affiliates...   $--   $1,986   $5,121
Net investment gains (losses) recognized on
  transfers..........................................   $--   $  155   $  123
Estimated fair value of assets transferred from
  affiliates.........................................   $--   $   --   $1,041


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                              DECEMBER 31, 2007              DECEMBER 31, 2006
                                        -----------------------------  -----------------------------
                                                     CURRENT MARKET                 CURRENT MARKET
                                                     OR FAIR VALUE                  OR FAIR VALUE
                                        NOTIONAL  -------------------  NOTIONAL  -------------------
                                         AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
                                        --------  ------  -----------  --------  ------  -----------
                                                               (IN THOUSANDS)
Interest rate swaps...................    $ --      $--       $--       $10,000    $--       $254
Foreign currency swaps................      --       --        --         2,677     --          9
Credit default swaps..................     224       --        --            --     --         --
                                          ----      ---       ---       -------    ---       ----
  Total...............................    $224      $--       $--       $12,677    $--       $263
                                          ====      ===       ===       =======    ===       ====


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                         REMAINING LIFE
                             ---------------------------------------------------------------------
                             ONE YEAR     AFTER ONE YEAR      AFTER FIVE YEARS     AFTER
                              OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   TEN YEARS   TOTAL
                             --------   ------------------   -----------------   ---------   -----
                                                         (IN THOUSANDS)
Credit default swaps.......    $224             $--                 $--             $--       $224
                               ----             ---                 ---             ---       ----
  Total....................    $224             $--                 $--             $--       $224
                               ====             ===                 ===             ===       ====



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN THOUSANDS)
Non-qualifying..................    $224       $--        $--        $12,677     $--        $263
                                    ----       ---        ---        -------     ---        ----
  Total.........................    $224       $--        $--        $12,677     $--        $263
                                    ====       ===        ===        =======     ===        ====



     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of ($14) thousand, ($69) thousand, and $29 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility;

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


(ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; and (iii) credit default swaps to economically hedge exposure to adverse movements in credit.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                          YEARS ENDED DECEMBER
                                                                  31,
                                                        -----------------------
                                                        2007     2006      2005
                                                        ----     ----     -----
                                                             (IN THOUSANDS)
Net investment gains (losses), excluding embedded
  derivatives.........................................   $36     $(30)    $(258)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                            (IN THOUSANDS)
Embedded derivative assets...............................  $12,000   $   --
Embedded derivative liabilities..........................  $    --   $6,000


     The following table presents changes in fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN THOUSANDS)
Net investment gains (losses).....................  $17,970   $(5,000)  $(1,000)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2007 and 2006, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA      TOTAL
                                                   --------   ------   --------
                                                          (IN THOUSANDS)
Balance at January 1, 2005.......................  $ 40,802   $1,731   $ 42,533
  Capitalizations................................     4,435       --      4,435
                                                   --------   ------   --------
     Subtotal....................................    45,237    1,731     46,968
                                                   --------   ------   --------
  Less: Amortization related to:
     Net investment gains (losses)...............      (250)     (16)      (266)
     Unrealized investment gains (losses)........      (948)    (118)    (1,066)
     Other expenses..............................     6,209    1,074      7,283
                                                   --------   ------   --------
       Total amortization........................     5,011      940      5,951
                                                   --------   ------   --------
Balance at December 31, 2005.....................    40,226      791     41,017
  Capitalizations................................    38,916       --     38,916
                                                   --------   ------   --------
     Subtotal....................................    79,142      791     79,933
                                                   --------   ------   --------
  Less: Amortization related to:
     Net investment gains (losses), as restated,
       see Note 13...............................    (3,764)       1     (3,763)
     Unrealized investment gains (losses)........       (39)     (15)       (54)
     Other expenses..............................     2,733       86      2,819
                                                   --------   ------   --------
       Total amortization, as restated, see Note
          13.....................................    (1,070)      72       (998)
                                                   --------   ------   --------
Balance at December 31, 2006, as restated, see
  Note 13........................................    80,212      719     80,931
  Capitalizations................................    49,418       --     49,418
                                                   --------   ------   --------
     Subtotal....................................   129,630      719    130,349
                                                   --------   ------   --------
  Less: Amortization related to:
     Net investment gains (losses)...............     4,051        1      4,052
     Unrealized investment gains (losses)........      (236)      (5)      (241)
     Other expenses..............................    17,481      215     17,696
                                                   --------   ------   --------
       Total amortization........................    21,296      211     21,507
                                                   --------   ------   --------
Balance at December 31, 2007.....................  $108,334   $  508   $108,842
                                                   ========   ======   ========



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $84 thousand in 2008, $69 thousand in 2009, $54 thousand in 2010, $47 thousand in 2011 and $34 thousand in 2012.

     Amortization of VOBA and DAC is related to(i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

5.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                     DECEMBER 31,
                              ---------------------------------------------------------
                                                                             OTHER
                                FUTURE POLICY         POLICYHOLDER        POLICYHOLDER
                                   BENEFITS         ACCOUNT BALANCES         FUNDS
                              -----------------   -------------------   ---------------
                                2007      2006      2007       2006      2007     2006
                              -------   -------   --------   --------   ------   ------
                                                    (IN THOUSANDS)
Traditional life............  $20,186   $ 9,146   $     --   $     --   $3,439   $  269
Universal variable life.....        5         4      1,846      1,758       --       --
Annuities...................   10,244     4,711    637,279    749,285       24    1,490
Other.......................       --        --        292         --       --       --
                              -------   -------   --------   --------   ------   ------
  Total.....................  $30,435   $13,861   $639,417   $751,043   $3,463   $1,759
                              =======   =======   ========   ========   ======   ======



  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the value of distribution agreements ("VODA"), which are reported in other assets, is as follows:

                                                         YEARS ENDED DECEMBER
                                                                 31,
                                                        ---------------------
                                                          2007          2006
                                                        -------       -------
                                                            (IN THOUSANDS)
Balance at January 1,.................................  $19,501       $    --
Capitalization........................................       --        19,514
Amortization..........................................     (279)          (13)
                                                        -------       -------
Balance at December 31,...............................  $19,222       $19,501
                                                        =======       =======



     On November 30, 2006, the Company received a capital contribution from MetLife of $18,898 thousand in the form of intangible assets related to the VODA of $19,514 thousand, net of deferred income tax of $616 thousand, for which the Company receives the benefit. The VODA originated through MetLife's acquisition of Travelers Insurance Company. The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreement differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered the weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $471 thousand in 2008, $628 thousand in 2009, $807 thousand in 2010, $969 thousand in 2011 and $1,121 thousand in 2012.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN THOUSANDS)
Balance, January 1,..............................  $32,061   $20,290   $11,907
Capitalization...................................    9,034    13,654     9,336
Amortization.....................................   (3,430)   (1,883)     (953)
                                                   -------   -------   -------
Balance, December 31,............................  $37,665   $32,061   $20,290
                                                   =======   =======   =======



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $1,812,733 thousand and $1,265,756 thousand at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $25,408 thousand, $15,098 thousand and $8,007 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts is as follows:

                                                                AT DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2007                             2006
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN THOUSANDS)
ANNUITY CONTRACTS(1)
  RETURN OF NET DEPOSITS
     Separate account value...........    $  663,648              N/A       $ 422,931              N/A
     Net amount at risk(2)............    $    1,790(3)           N/A       $      14(3)           N/A
     Average attained age of
       contractholders................      61 years              N/A        61 years              N/A
  ANNIVERSARY CONTRACT VALUE OR
     MINIMUM RETURN
     Separate account value...........    $1,177,823       $1,420,574       $ 880,248       $1,037,693
     Net amount at risk(2)............    $   13,834(3)    $   21,112(4)    $     139(3)    $        1(4)
     Average attained age of
       contractholders................      61 years         60 years        61 years         59 years


--------

   (1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts is as follows:

                                                             ANNUITY CONTRACTS
                                                             -----------------
                                                                 GUARANTEED
                                                               ANNUITIZATION
                                                                  BENEFITS
                                                             -----------------
                                                               (IN THOUSANDS)
Balance at January 1, 2005.................................        $   --
Incurred guaranteed benefits...............................            --
Paid guaranteed benefits...................................            --
                                                                   ------
Balance at December 31, 2005...............................            --
Incurred guaranteed benefits...............................            --
Paid guaranteed benefits...................................            --
                                                                   ------
Balance at December 31, 2006...............................            --
Incurred guaranteed benefits...............................         2,000
Paid guaranteed benefits...................................            --
                                                                   ------
Balance at December 31, 2007...............................        $2,000
                                                                   ======



     Excluded from the table above are guaranteed annuitization benefit liabilities on the Company's annuity contracts of $1,659 thousand, $2,000 thousand and $1,100 thousand at December 31, 2007, 2006 and 2005,

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                           AT DECEMBER 31,
                                                       -----------------------
                                                          2007         2006
                                                       ----------   ----------
                                                            (IN THOUSANDS)
  Mutual Fund Groupings
  Equity.............................................  $  634,258   $1,135,178
  Bond...............................................      70,082       51,607
  Balanced...........................................   1,050,623       34,328
  Money Market.......................................      35,744       25,775
  Specialty..........................................      16,023       12,864
                                                       ----------   ----------
     Total...........................................  $1,806,730   $1,259,752
                                                       ==========   ==========



6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks. The Company reinsures 90% of its new production of fixed annuities to an affiliate. The Company currently reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The amounts in the statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN THOUSANDS)
Direct premiums...................................  $24,696   $11,646   $ 3,457
Reinsurance ceded.................................   (4,813)   (2,544)   (1,431)
                                                    -------   -------   -------
Net premiums......................................  $19,883   $ 9,102   $ 2,026
                                                    =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims................  $ 1,602   $   260   $ 2,131
                                                    =======   =======   =======



     Unaffiliated reinsurance recoverables, included in premiums and other receivables, were $3,729 thousand and $2,923 thousand at December 31, 2007 and 2006, respectively. Unaffiliated reinsurance and ceded commissions payables, included in other liabilities, were $183 thousand and $544 thousand at December 31, 2007 and 2006, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Exeter Reassurance Company, Ltd., Metropolitan Life Insurance Company ("MLIC"), and Reinsurance Group of America, Incorporated. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $516,035 thousand and $2,392 thousand, respectively. At December 31, 2006, comparable assets and liabilities were $600,865 thousand and $7,102 thousand, respectively.

     The following table reflects the related party reinsurance information recorded in income for the:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                                AS RESTATED,
                                                                SEE NOTE 13
                                                             -----------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN THOUSANDS)
Ceded premiums...................................  $ 3,753   $ 1,984   $   988
Ceded fees, included in universal life and
  investment-type product policy fees............  $ 8,619   $ 5,372   $ 2,871
Interest earned on ceded reinsurance, included in
  other revenues.................................  $26,126   $25,482   $25,947
Ceded benefits, included in policyholder benefits
  and claims.....................................  $ 7,020   $ 1,745   $ 1,977
Ceded benefits, included in interest credited to
  policyholder account balances..................  $     3   $    --   $    --
Interest costs on ceded reinsurance, included in
  other expenses.................................  $(1,275)  $(1,109)  $(1,829)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded reinsurance agreements also contain embedded derivatives and changes in their fair value are also included in net investment gains (losses). The ceded amounts, included in net investment gains (losses), were $18,857 thousand, ($5,568) thousand and ($1,010) thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

7.  INCOME TAXES

     The provision for income tax is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                                 AS RESTATED,
                                                                 SEE NOTE 13
                                                              -----------------
                                                      2007      2006      2005
                                                    -------   --------   ------
                                                           (IN THOUSANDS)
Current:
  Federal.........................................  $(8,037)  $(17,899)  $ (366)
  State and local.................................       --         --       62
                                                    -------   --------   ------
                                                     (8,037)   (17,899)    (304)
                                                    -------   --------   ------
Deferred:
  Federal.........................................   13,319     19,517    2,701
                                                    -------   --------   ------
Provision for income tax..........................  $ 5,282   $  1,618   $2,397
                                                    =======   ========   ======



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                                 AS RESTATED,
                                                                 SEE NOTE 13
                                                               ---------------
                                                       2007     2006     2005
                                                     -------   ------   ------
                                                           (IN THOUSANDS)
Tax provision at U.S. statutory rate...............  $ 6,797   $2,241   $2,367
Tax effect of:
  Tax-exempt investment income.....................   (1,505)    (686)    (182)
  Prior year tax...................................      190     (337)    (178)
  State tax net of federal benefit.................       --       --       40
  Other, net.......................................     (200)     400      350
                                                     -------   ------   ------
Provision for income tax...........................  $ 5,282   $1,618   $2,397
                                                     =======   ======   ======


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                         ----------------------
                                                                    AS RESTATED
                                                                    SEE NOTE 13
                                                                    -----------
                                                           2007         2006
                                                         --------   -----------
                                                             (IN THOUSANDS)
Deferred income tax assets:
  Policyholder liabilities.............................  $  3,620     $  9,436
  Intangibles..........................................         6           --
  Other, net...........................................       647          291
                                                         --------     --------
                                                            4,273        9,727
                                                         --------     --------
Deferred income tax liabilities:
  DAC..................................................    32,873       25,288
  Investments..........................................     2,396        2,115
  Net unrealized investment gains (losses).............      (465)         190
                                                         --------     --------
                                                           34,804       27,593
                                                         --------     --------
Net deferred income tax asset (liability)..............  $(30,531)    $(17,866)
                                                         ========     ========



     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     Effective January 1, 2006, the Company joined with MetLife and its includable affiliates in filing a federal income tax return. The Company participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $8,037 thousand and $17,899 thousand as of December 31, 2007 and 2006, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2003. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

     As a result of the implementation of FIN 48, the Company recognized a $2 thousand decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $1,505 thousand related to the separate account DRD.

8.  CONTINGENCIES AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced claims alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2007 and 2006 for indemnities, guarantees and commitments were insignificant.

9.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash capital contributions of $50,000 thousand, $30,000 thousand and $28,200 thousand from MetLife for the years ended December 31, 2007, 2006 and 2005, respectively. During 2006, the Company received a capital contribution of $18,898 thousand, net of deferred income tax of $616 thousand, in the form of intangible assets related to VODA. See Note 5.

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance ("Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net loss of the Company, as filed with the Department, was $42,253 thousand, $25,136 thousand and $15,871 thousand, for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Department, was $58,867 thousand and $49,426 thousand at December 31, 2007 and 2006, respectively.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, the maximum amount of distributions which can be made to MetLife in any given year, without prior approval by the New York Commissioner of Insurance, is equal to the lesser of: (i) 10% of the Company's surplus as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). At December 31, 2007, the Company's statutory net gain from operations was negative, therefore the Company cannot pay a dividend in 2008 without prior approval from the state insurance regulatory authorities.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN THOUSANDS)
Holding gains (losses) on investments arising
  during the year.................................  $(2,758)  $(1,346)  $(4,060)
Income tax effect of holding gains (losses).......      965       471     1,422
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income..........................      589     1,337     1,513
  Amortization of premiums and accretion of
     discounts associated with investments........       57       119       563
Income tax effect.................................     (226)     (510)     (727)
Allocation of holding gains on investments
  relating to other policyholder amounts..........      241        54     1,066
Income tax effect of allocation of holding gains
  to other policyholder amounts...................      (84)      (19)     (373)
                                                    -------   -------   -------
Other comprehensive income (loss).................  $(1,216)  $   106   $  (596)
                                                    =======   =======   =======



10.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                  ------------------------------
                                                                 AS RESTATED,
                                                                 SEE NOTE 13
                                                             -------------------
                                                    2007       2006       2005
                                                  --------   --------   --------
                                                          (IN THOUSANDS)
Compensation....................................  $    132   $    221   $     66
Commissions.....................................    41,458     37,596     19,175
Reinsurance allowances..........................    (2,698)    (5,283)   (22,878)
Amortization of DAC and VOBA....................    21,748       (944)     7,017
Capitalization of DAC...........................   (49,418)   (38,916)    (4,435)
Other...........................................    27,481     16,419      7,423
                                                  --------   --------   --------
  Total other expenses..........................  $ 38,703   $  9,093   $  6,368
                                                  ========   ========   ========


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 6. See also Note 12 for discussion of affiliated expenses, which comprise the majority of other included in the table above.

11.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                         CARRYING    ESTIMATED
                                                           VALUE    FAIR VALUE
                                                         --------   ----------
                                                             (IN THOUSANDS)
DECEMBER 31, 2007
ASSETS:
  Fixed maturity securities............................  $115,779    $115,779
  Mortgage loans on real estate........................  $ 14,929    $ 15,321
  Short-term investments...............................  $  9,644    $  9,644
  Cash and cash equivalents............................  $ 40,175    $ 40,175
  Accrued investment income............................  $  1,416    $  1,416
LIABILITIES:
  Policyholder account balances........................  $637,572    $611,968



                                                         CARRYING    ESTIMATED
                                                           VALUE    FAIR VALUE
                                                         --------   ----------
                                                             (IN THOUSANDS)
DECEMBER 31, 2006
ASSETS:
     Fixed maturity securities.........................  $107,110    $107,110
     Mortgage loans on real estate.....................  $ 14,292    $ 14,250
     Short-term investments............................  $ 14,146    $ 14,146
     Cash and cash equivalents.........................  $ 29,642    $ 29,642
     Accrued investment income.........................  $  1,357    $  1,357
LIABILITIES:
     Policyholder account balances.....................  $749,284    $718,186


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES

     The fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $5,614 thousand, $699 thousand and $848 thousand, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $6,738 thousand, included in other expenses, for services performed under the Service Agreement for the year ended December 31, 2007. The Company did not incur any such charges from MetLife Group for the years ended December 31, 2006 and 2005.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses incurred, net of income earned, related to these agreements and recorded in other expenses, were $9,017 thousand, $12,902 thousand and $6,730 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $5,707 thousand and $3,709 thousand, included in other expenses, for the years ended December 31, 2007 and 2006, respectively. The Company did not incur any such expenses for the year ended December 31, 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $4,051 thousand and $2,831 thousand, respectively. These receivables exclude affiliated reinsurance balances discussed in Note 6.

     See Notes 2, 5 and 6 for additional related party transactions.

13.  RESTATEMENT

     As discussed in Note 6, the Company has ceded risks related to guaranteed minimum benefit riders written by the Company to an affiliate. Prior to 2007, the Company accounted for these reinsurance treaties in the same manner as the related direct guaranteed minimum benefit rider. Subsequent to the issuance of the 2006 financial statements, the Company determined that a portion of the minimum benefit guarantee within the reinsurance contract was an embedded derivative which should be measured at fair value. As such, the Company has restated its financial statements for the years ended December 31, 2006 and 2005 to properly reflect the embedded derivatives at fair values. The impact to the Company's financial statements for the years ended December 31, 2006 and 2005 was an increase to net realized losses of $5,000 thousand and $1,000 thousand, respectively. In addition, the impact to the Company's financial statements for the year ended December 31, 2006 was an increase to policyholder benefits and claims of $1,000 thousand and a decrease to other expenses of $2,000 thousand. The resulting impact to the Company's net income for the years ended December 31, 2006 and 2005 was a reduction of $3,000 thousand and $1,000 thousand, respectively. The related impact on the Company's balance sheet at December 31, 2006 was a reduction to premiums and other receivables of $7,000 thousand, an increase to DAC of $2,000 thousand and a decrease to deferred income tax liability of $1,000 thousand.

     A summary of the effects of these restatements on the Company's financial statements is as follows:

                                                           DECEMBER 31, 2006
                                                      ---------------------------
                                                      AS PREVIOUSLY
                                                         REPORTED     AS RESTATED
                                                      -------------   -----------
                                                             (IN THOUSANDS)
ASSETS:
  Premiums and other receivables....................    $  628,893     $  621,893
  Deferred policy acquisitions and value of business
     acquired.......................................    $   78,931     $   80,931
  Total assets......................................    $2,210,162     $2,205,162
LIABILITIES:
  Deferred income tax liability.....................    $   18,866     $   17,866
  Total liabilities.................................    $2,067,066     $2,066,066
STOCKHOLDER'S EQUITY:
  Retained earnings.................................    $   20,925     $   16,925
  Total stockholder's equity........................    $  143,096     $  139,096
  Total liabilities and stockholder's equity........    $2,210,162     $2,205,162

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
                                                                 (IN THOUSANDS)
REVENUES:
  Net investment gains (losses)..........     $(1,447)       $(6,447)       $(1,694)       $(2,694)
  Total revenues.........................     $60,963        $55,963        $46,905        $45,905
EXPENSES:
  Policyholder benefits and claims.......     $ 8,095        $ 9,095
  Other expenses.........................     $11,093        $ 9,093
  Total expenses.........................     $50,560        $49,560
Income before provision for income tax...     $10,403        $ 6,403        $ 7,763        $ 6,763
Provision for income tax.................     $ 2,618        $ 1,618
Net income...............................     $ 7,785        $ 4,785        $ 5,366        $ 4,366



                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.............................     $  7,785       $  4,785        $5,366         $4,366
  (Gains) losses from sales of
     investments, net....................     $  1,448       $  6,448        $1,738         $2,738
  Change in premiums and other
     receivables.........................     $(51,127)      $(50,127)
  Change in deferred policy acquisition
     costs, net..........................     $(37,860)      $(39,860)
  Change in income tax payable...........     $  3,234       $  2,234